                                    Rule 497(e) File Nos. 2-90519 and 811-4007

                                                                   Statement of
                                                         Additional Information
                                                              February 28, 2003
                             As supplemented August 29, 2003 and April 29, 2003

SMITH BARNEY(SM) CAPITAL PRESERVATION FUND

(A Member of the Smith Barney(SM)  Family of Funds)

    Smith Barney Capital Preservation Fund (the "fund") is a series of Smith Barney Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                          PAGE
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 1. The Trust .............................................................  2
 2. Investment Objective ..................................................  2
 3. Description of Permitted Investments and Investment Practices .........  2
 4. The Asset Allocation Process .......................................... 19
 5. The Guarantee ......................................................... 20
 6. Investment Restrictions ............................................... 22
 7. Performance Information and Advertising ............................... 23
 8. Determination of Net Asset Value; Valuation of Securities ............. 25
 9. Additional Information on the Purchase and Sale of Fund Shares and
      Shareholder Programs ................................................ 26
10. Management ............................................................ 40
11. Portfolio Transactions ................................................ 52
12. Description of Shares, Voting Rights and Liabilities .................. 54
13. Tax Matters ........................................................... 55
14. Financial Statements .................................................. 57

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus, dated February 28, 2003, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 57 hereof. These financial statements can be found in the fund's Annual Report to Shareholders. An investor may obtain copies of the fund's Prospectus and Annual and Semi-Annual Reports without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that sell shares of the fund, by calling 1-800-544-5445, by contacting the transfer agent at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    Smith Barney Trust II is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Capital Preservation Fund, which is a series of the Trust. References in this Statement of Additional Information to the "Prospectus" of the fund are to the Prospectus dated February 28, 2003.

    The fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    The fund offers three classes of shares, referred to as Class A, Class B and Class L shares.

    Smith Barney Fund Management LLC (the "manager") is the investment manager to the fund. The manager manages the investments of the fund from day to day in accordance with the fund's investment objectives and policies. The selection of investments for the fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. The manager also provides certain administrative services to the fund.

    The fund is currently closed to new investors. Shares of the fund are continuously sold by its distributors, Salomon Smith Barney Inc. ("Salomon Smith Barney") and PFS Distributors, Inc. ("PFS Distributors") (together, the "distributors"), only to existing shareholders and only in connection with the reinvestment of distributors and dividends. Shares of the fund will be continuously sold by the distributors during the Post Guarantee Period referred to below. Subject to the foregoing, shares may be purchased from the fund's distributors, or from certain broker-dealers, financial intermediaries, financial institutions or a distributor's financial consultants (called "service agents"). The distributors and service agents may receive fees from the fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act.

                           2.  INVESTMENT OBJECTIVE

    The investment objective of the fund during the Guarantee Period is to seek some capital growth while preserving principal. Of course, there can be no assurance that the fund will achieve its objective. When the fund's assets are largely invested in fixed income securities to preserve principal, as they are at the date of this Statement of Additional Information, it will be difficult for the fund to achieve capital growth.

    During the Post Guarantee Period, the fund expects to seek long-term growth of capital.

    The fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the fund.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Certain investment restrictions of the fund described below under "Investment Restrictions" are fundamental and cannot be changed with respect to the fund without approval by the shareholders of the fund.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The fund now has a Guarantee Period and a Post Guarantee Period and may not invest in all of these investments during each Period. For example, during the Guarantee Period the fund may not be permitted by the terms of the Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund to invest in all the securities and utilize all the techniques described below and in the Prospectus.

    The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

BANK OBLIGATIONS

    Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

    Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See "Foreign Securities." The fund will not purchase bank obligations which the manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to the fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the fund's investments, the effect may be to reduce the income received by the fund on such investments.

    Bank obligations that may be purchased by the fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

COMMERCIAL PAPER

    Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the fund pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

COMMON STOCKS

    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

ETFS OR EXCHANGE TRADED FUNDS

    The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

PREFERRED STOCKS AND CONVERTIBLE SECURITIES

    Convertible debt securities and preferred stock entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The fund may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The fund does not intend to invest in convertible securities during the Guarantee Period.

REAL ESTATE INVESTMENT TRUSTS

    The fund may invest in equity real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The fund's investments in REITs are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain exemption from the 1940 Act. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the fund invests in REITs.

FOREIGN SECURITIES

    During the Guarantee Period, the fund intends to invest in the securities of foreign issuers only if they are traded on a U.S. market. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

    Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

    There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of such obligations.

    There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

    In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the fund's investments in certain foreign banks and other financial institutions.

    Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the fund are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    Rules adopted under the 1940 Act permit the fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible foreign sub-custodians," as defined in the 1940 Act, for the fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

    Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency -- the Euro. On January 1, 2002, those 11 countries adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

    Depository Receipts. The fund may also purchase foreign securities in the form of American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets.

    ADRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

DERIVATIVES

    The fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates), to manage the effective maturity or duration of debt instruments held by the fund, or to seek to increase the fund's income or gain.

    The fund may (if and to the extent so authorized) purchase and sell interest rate and stock or bond index futures contracts; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, futures contracts, indices and other financial instruments, and the fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the manager determines that they are consistent with the fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as "Derivatives"). The fund's interest rate transactions may take the form of swaps, caps, floors and collars.

    The fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that the fund segregate cash or other liquid assets to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

    Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See "Risk Factors" below. The degree of the fund's use of Derivatives may be limited by certain provisions of the Internal Revenue Code.

    Futures Contracts. The fund may trade futures contracts: (1) on domestic and foreign exchanges on interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The fund is not a commodity pool, and, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of the fund's long futures and options positions (futures contracts on stock or bond indices or interest rates and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

    Interest Rate Futures Contracts. The fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. The fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly when the manager expects that interest rates may decline, the fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

    At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

    Options. In order to hedge against adverse market shifts or to increase income or gain, the fund may purchase put and call options or write "covered" put and call options on futures contracts on stock indices and interest rates. In addition, in order to hedge against adverse market shifts or to increase its income, the fund may purchase put and call options and write "covered" put and call options on stocks and stock indices. A call option is "covered" if, so long as the fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that the fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

    In all cases except for certain options on interest rate futures contracts, by writing a call, the fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, the fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

    In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

    In the case of certain options on interest rate futures contracts, the fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the fund will limit its opportunity to profit from a rise in interest rates.

    The fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

    Exchange-listed options on securities, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index or other instrument at the exercise price. The fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The fund's purchase of a call option on a security, financial futures contract, index or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

    OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    The fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

    OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "counterparties" and individually referred to as a "counterparty") through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

    Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the manager deems to be creditworthy. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (the "SEC"), OTC options purchased by the fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

    If the fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for the fund.

    The fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and futures contracts. All calls sold by the fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by the fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

    The fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

    The fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices and futures contracts. In selling put options, the fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

    (a) Options on Stocks and Stock Indices. The fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the "S&P 500 Index"), the New York Stock Exchange Composite Index, the American Stock Exchange ("AMEX") Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

    If the manager expects general stock market prices to rise, the fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund's position in such put option or futures contract.

    (b) Options on Futures Contracts. The fund may purchase put and call options and write covered put and call options on futures contracts on stock indices and interest rates traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

    The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

    Interest Rate and Equity Swaps and Related Transactions. The fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

    The fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. The fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the manager deems to be creditworthy. The manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

    The liquidity of swap agreements will be determined by the manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

    There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that the fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. The fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

    Indexed Securities. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

    Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple interest rate transactions and any combination of futures, options and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the fund based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.

    Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the fund to hold a security it might otherwise sell.

    The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

    As is the case with futures and options strategies, the effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

    Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

    Losses resulting from the use of Derivatives will reduce the fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

    Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

    Use of Segregated and Other Special Accounts. Use of many Derivatives by the fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price.

    OTC options entered into by the fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when the fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

    In the case of a futures contract or an option on a futures contract, the fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. The fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

    Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

FIXED INCOME SECURITIES

    Changes in market yields will affect the fund's net asset value as prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

    In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, the fund may realize a capital loss on its investment if the security was purchased at a premium and the fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

U.S. GOVERNMENT OBLIGATIONS

    Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ("Ginnie Maes")); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs")). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

    Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

STRIPS

    The fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. The fund does not expect to invest in interest-only strips during the Guarantee Period.

FLOATING AND VARIABLE RATE INSTRUMENTS

    The fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Some of the demand instruments purchased by the fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

    The fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the fund's custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund's custodian.

GUARANTEED INVESTMENT AND SIMILAR CONTRACTS

    The fund may invest in guaranteed investment contracts issued by insurance companies (GICs) or equivalent contracts issued by other companies (referred to as investment or funding agreements). Pursuant to such a contract, the fund places funds on deposit with the issuer. The issuer then credits to the fund interest at a guaranteed rate. The issuer may assess periodic charges against the contract for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A GIC may be an obligation of the insurance company's general account or of a special account. If the issuer of the contract fails, the contract holder becomes a general creditor of the issuer, with no assurance of repayment. These contracts are considered an illiquid investment unless the fund is entitled to receive the principal amount of the contract from the issuer on seven days' notice or less.

OTHER INVESTMENT COMPANIES

    As indicated under "Investment Restrictions" below, the fund may from time to time invest in securities of other investment companies (including exchange traded funds and unit investment trusts), subject to the limits of the 1940 Act. Under the 1940 Act, the fund may invest limited amounts of its assets in securities of other investment companies, or it may invest all of its assets in one or more investment companies, employing a master/feeder or fund-of-funds investment structure. The fund has reserved the right to employ these investment structures but has no current intention of doing so.

    The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The fund does not intend to invest in such vehicles or funds unless the manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

    The fund may enter into repurchase agreements with broker/dealers, domestic banks or recognized financial institutions. A repurchase agreement is a short-term investment in which the purchaser (i.e., the fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub-custodian shall have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the fund may suffer time delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the fund. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

    For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the fund than would be available to the fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

REVERSE REPURCHASE AGREEMENTS

    The fund may invest in reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Any securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have a maturity date no later than the repayment date. Generally, the fund will be able to keep the interest income associated with the "coupon" on those securities, subject to the payment of a fee to the dealer. Such transactions are generally advantageous because the fund attempts to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

SHORT SALES

    The fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.

    To secure its obligation to deliver the securities sold short, the fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the fund, because the fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

LOANS OF PORTFOLIO SECURITIES

    The fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be "demand" loans and may be terminated by the fund at any time. The fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to the fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with the fund.

ILLIQUID AND RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS

    The fund may purchase illiquid securities and securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The fund will not invest more than 15% of the value of its net assets in illiquid securities, such as restricted securities which are illiquid, and securities that are not readily marketable.

    If the fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are "restricted" may involve added expenses to the fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, the fund may purchase Rule 144A securities (as defined below) for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities.

RULE 144A SECURITIES

    The fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

    One effect of Rule 144A is that certain restricted securities may be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of trustees. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Trustees of the Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board of Trustees has delegated to the manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    To the extent that liquid Rule 144A securities that the fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the fund's assets invested in illiquid assets would increase. The manager, under the supervision of the Boards of Trustees, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable the fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

    The fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund may either settle a firm commitment transaction by taking delivery of the securities or may either resell or repurchase a securities purchased on a firm commitment basis on or before the settlement date in which event the fund may reinvest the proceeds in another firm commitment transaction. The fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES

    The fund may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. The fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

    Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the fund's limitation on investments in illiquid securities.

    Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

BORROWING

    The fund may borrow in certain circumstances. See "Investment Restrictions." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the fund's shares and in the return on the fund's portfolio. Although the principal of any borrowing will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the manager's strategy and the ability of the fund to comply with certain provisions of the Code in order to provide "pass-though" tax treatment to shareholders. Furthermore, if the fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense. The fund does not anticipate borrowing for leverage purposes during the Guarantee Period.

PORTFOLIO TURNOVER

    Purchases and sales of portfolio securities may be made as considered advisable by the manager in the best interests of the shareholders. The fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives, however the fund may engage in active and frequent trading to achieve its objectives. The fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the fund. See "Portfolio Transactions."

DEFENSIVE INVESTING

    The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                       4.  THE ASSET ALLOCATION PROCESS

    In pursuing the fund's investment objective during the Guarantee Period, the manager looks to allocate assets between the equity component and the fixed income component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, and the market value of fund assets. When interest rates are low, fund assets will be largely invested in the fixed income component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the fixed income component in order to increase the likelihood of meeting the investment objective.

    As a result of the recent low interest rates and the decline in the equity markets, approximately 8.29% of the fund's assets was invested in equity securities as of December 31, 2002. If interest rates continue at current levels and the equity markets continue to decline or be volatile, the fund's assets will continue to be largely invested in fixed income securities. Investment of the fund's assets in the fixed income component reduces the fund's ability to participate in upward equity market movements.

    The asset allocation process will also be affected by the manager's ability to manage the fixed income component. If the fixed income component provides a return better than that assumed by the manager's proprietary model, fewer assets would have to be allocated to the fixed income component. On the other hand, if the performance of the fixed income component is poorer than expected, more assets would have to be allocated to the fixed income component. If all of the fund's assets are allocated to the fixed income portion, the allocation may be irreversible. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets.

    The process of asset reallocation results in additional transaction costs such as brokerage commissions. The fund will likely incur increased transactional costs during periods of high volatility. To moderate such costs, the manager has built into its proprietary model a factor that will require reallocations only when equity component and fixed income component values have deviated by more than certain minimal amounts since the last reallocation.

    The terms of a Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund limit the manner in which the fund must be managed during the Guarantee Period and thus limit the manager's ability to respond to changing market conditions. If the fund fails to comply with certain maximum equity limits or other restrictions, or upon certain other events, the fund may be required to allocate all of its assets to the fixed income component.

                              5.  THE GUARANTEE

    The fund now has a Guarantee Period and a Post Guarantee Period. The Guarantee Period will run through May 14, 2007, or if that day is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). For purposes of this section, a business day is any day other than a day on which banks located in the City of New York, New York are authorized by law to close or on which the New York Stock Exchange is closed for business. The Post Guarantee Period will run from the end of the Guarantee Period.

    The fund guarantees that on the Guarantee Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the close of business on May 13, 2002 (the business day before the beginning of the Guarantee Period) reduced to reflect certain expenses (the "Guaranteed Amount").

    Example. Assume you invested $20,000 in Class A shares when the NAV was $11.40 per share. After deducting your sales load of 5.00%, $19,000 will be invested in Class A shares and you will have 1,666.667 shares in your account.

    Assume further that on May 13, 2002, the NAV for Class A shares remains stable at $11.40 per share and additional income of $50 (representing dividends accrued during the fund's offering period) has been earned on your account, resulting in a distribution of 4.386 additional shares. Your Guaranteed Amount is based on the account value determined as of the close of business on May 13, 2002. To calculate your Guaranteed Amount, multiply the shares you own by the NAV per share for your class of shares on May 13, 2002.

    Using our example:

       Shares you initially purchased                          1,666.667
       Plus additional shares distributed                          4.386
       Total shares                                            1,671.053
       NAV per share of Class A shares on May 13, 2002        X  $ 11.40
                                                                 -------
       Your Guaranteed Amount as of May 13, 2002                 $19,050
                                                                 =======

    As long as you reinvest all your dividends and distributions and make no withdrawals prior to the Guarantee Maturity Date, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced if the fund incurs certain expenses. For example, certain expenses that are not covered by the Expense Limitation Agreement with the manager, such as extraordinary expenses, are treated the same way as cash dividends and thus reduce the Guaranteed Amount. Certain investment-related expenses, such as brokerage commissions, are not covered by the Expense Limitation Agreement, but will not reduce the Guaranteed Amount.

    Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which a shareholder is entitled. If a shareholder redeems shares in the fund, he or she will then hold fewer shares at the then-current Guarantee per Share, thereby reducing the Guaranteed Amount for the shareholder. The Guarantee per Share will equal the NAV per share on May 13, 2002 (the business day before the beginning of the Guarantee Period), and thereafter will be adjusted downward to reflect any dividends and distributions made by the fund. This adjustment also will reflect certain expenses paid by the fund, as described above. The formula for determining the Guarantee Per Share, with respect to any class of shares, may be expressed as follows:

    Guarantee per Share =        X
                           -----------
                           (1 + D/NAV)

    Where: X = the Guarantee per Share for such class of shares on the business day immediately preceding the business day on which the Guarantee per Share is calculated

              D = the amount of any distribution per share (or allocation of expenses per share) for such class of shares effective since the business day immediately preceding the business day that the Guarantee per Share is calculated

              NAV = the NAV for such class of shares at the close of business on the day the distribution per share (or allocation of expenses per share) was effective

    Redemptions made from the fund prior to the Guarantee Maturity Date will be made at the then-current NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guarantee).

    The Guarantee per Share will decline as dividends and distributions are made to shareholders. If a shareholder automatically reinvests dividends and distributions in the fund, he or she will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount he or she was entitled to before the dividend or distribution was made. If a shareholder instead elects to receive any dividends or distributions in cash, he or she will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that the shareholder was entitled to before the dividend or distribution was made.

    If you take a dividend or distribution in cash, or redeem fund shares, prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive.

    Example. Assume you reinvest your dividends and distributions. The number of shares you own in the fund will increase at each declaration date. Although the number of shares in your account increases, your Guaranteed Amount does not change as a result of the dividend or distribution.

    Using our example, assume it is now October 31, 2002 and the fund declares a dividend of $0.21 per share. Also, assume (just for this example) that the Class A NAV is $12.05 per share at the end of the day on October 31, 2002.

    To recalculate your Guarantee per Share:

    1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,671.053 shares by $0.21 per share to arrive at $350.92.

    2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $12.05 works out to 29.122 additional shares.

    3. Adjust your account for your additional shares. Add 1,671.053 and
       29.122 to arrive at your new share balance of 1,700.175.

    4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,700.175 shares to arrive at the new Guarantee per Share of $11.20. (Note: you could also obtain this result by applying the formula stated above).

    5. Your Guaranteed Amount still equals $19,050.

    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.20 multiplied by 1,671.053, or $18,715.79. Your Guaranteed Amount will have gone down by $334.21.

    This calculation is repeated every time the fund declares a dividend. Although shareholders can perform this calculation themselves, the fund will recalculate the Guarantee per Share for each class of shares whenever the fund declares a dividend. The fund's calculations may differ from a shareholder's (for example, because of rounding or the number of decimal places used). The fund's calculations will control. Shareholders will be provided with information regarding the new Guarantee per Share.

    Example. This time, assume it is October 31, 2002, the fund declares a dividend of $0.21 per share, and the Class A NAV is $10.00 per share at the end of the day on October 31, 2002.

    To recalculate your Guarantee per Share:

    1. Determine the value of your dividend. The value of your dividend is still $350.92 (we multiply 1,671.053 shares by $0.21).

    2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $10.00 works out to 35.092 additional shares.

    3. Adjust your account for your additional shares. Add 1,671.053 and
       35.092 to arrive at your new share balance of 1,706.145.

    4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,706.145 shares to arrive at the new Guarantee per Share of $11.17. (Note: you could also obtain this result by applying the formula stated above.)

    5. Your Guaranteed Amount still equals $19,050.

    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.17 multiplied by 1,671.053 or $18,665.66. Your Guaranteed Amount will have gone down by $384.34.

    The fund's Guarantee is backed by an unconditional, irrevocable financial guarantee insurance policy issued by Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc. Pursuant to a Financial Guarantee Agreement with the fund, there are certain limitations on the manner in which the fund may be managed during the Guarantee Period. The fund also has agreed to be bound by various covenants. If the fund breaches these covenants, or if the fund is not managed in accordance with the limitations in the Financial Guarantee Agreement, the fund's assets could be allocated to fixed income securities for the remainder of the Guarantee Period. The fund's assets also could be allocated to fixed income securities upon certain other non-market events, including if Citigroup Inc.'s credit rating is downgraded to or below Baa1 or BBB+ by Moody's or S&P, respectively.

    Ambac has entered into an arrangement with an affiliate of the fund's manager to hedge its exposure under the insurance policy. Pursuant to this hedging arrangement, the hedge counterparty would make a payment to Ambac based on the diminution in the net asset value of the fund over the Guarantee Period.

    The Fund's Guarantee is payable solely out of the assets of the fund.

                         6.  INVESTMENT RESTRICTIONS

    The fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

                 7.  PERFORMANCE INFORMATION AND ADVERTISING

    From time to time the fund may advertise its total return and average annual total return (on a before-tax or after-tax basis) in advertisements and/or other types of sales literature and in reports or other communications to shareholders. These figures are computed separately for Class A, Class B and Class L shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of fund shares may be compared with current or historical performance of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including by not limited to:
Morningstar, Inc., Barron's, Business Week, CDA Investment Technologies, Inc., Kiplinger's, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any class it will also disclose such information for the other classes.

AVERAGE ANNUAL TOTAL RETURN

    The fund's "average annual total return," as described below, will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

              P(1 + T)n = ERV
Where:        P   = a hypothetical initial payment of $1,000.

              T   = average annual total return.

              n   = number of years.

              ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

    In computing total rates of return quotations, all fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

    In addition to the fee waivers and expense subsidies described in the Prospectus, the manager may further waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

    Set forth below is the average annual total rate of return information for the Class A, Class B and the Class L shares of the fund for the period indicated, assuming that dividends and capital gains distributions, if any, were reinvested. The calculations below adjust for the different sales charges currently payable with respect to each class.

                                                                  AVERAGE ANNUAL
                                                                   TOTAL RATE OF
                                                                      RETURN
                                                                  -------------
CLASS A
April 3, 2002 (Commencement of Operations) to October 31, 2002 ...... (5.08)%

CLASS B
April 3, 2002 (Commencement of Operations) to October 31, 2002 ...... (5.45)%

CLASS L
April 3, 2002 (Commencement of Operations) to October 31, 2002 ...... (2.50)%

AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS

    From time to time the fund may include after-tax performance in advertisements. To the extent the fund includes such information, it will be calculated according to the following formulas:

    Average annual total return (after taxes on distributions)

              P(1+T)n = ATVD
    Where:    P     =   a hypothetical initial payment of $1,000.

              T     =   average annual total return (after taxes on
                        distributions).

              n     =   number of years.

              ATVD  =   ending value of a hypothetical $1,000 investment
                        made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                        (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

    Average annual total return (after taxes on distributions and sale of fund shares)

              P(1+T)n = ATVDR
    Where:    P     =   a hypothetical initial payment of $1,000.

              T     =   average annual total return (after taxes on
                        distributions and redemption).

              n     =   number of years.

              ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

    Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

        8.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of the fund is determined for each class on each day during which the New York Stock Exchange ("NYSE") is open for trading (a "business day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the- counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE and may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the fund. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when the fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

      9.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES
                           AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the fund provides you with alternative ways of purchasing shares based upon your individual investment needs. Shares of the fund may now be purchased only by existing shareholders and only through the reinvestment of distributions and dividends. Shares will be continuously offered during the Post Guarantee Period.

    Each class of shares of the fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years. In addition, shareholders in a Salomon Smith Barney Retirement Program may have special exchange rights. See "Salomon Smith Barney Retirement Programs" on page 34.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    The fund receives the entire net asset value of all Class A shares that are sold. The distributors retain the full applicable sales charge from which a distributor pays the uniform reallowances shown in the table below.

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------                                                  --------                   ---------                  --------
Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.25%                      4.44%                      3.83%
$50,000 to less than $100,000 ....................           3.75%                      3.90%                      3.38%
$100,000 to less than $250,000 ...................           3.25%                      3.36%                      2.93%
$250,000 to less than $500,000 ...................           2.75%                      2.83%                      2.48%
$500,000 to less than $1,000,000 .................           2.00%                      2.04%                      1.80%
$1,000,000 or more ...............................           --0--*                     --0--*                  up to 1.00%
----------
*  Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales
   Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred
   Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charges on Class A shares.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.50% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B service plan at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them.

CLASS L SHARES

    Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Service agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold. See "Deferred Sales Charge Provisions" below.

GENERAL

    Investors may purchase shares from a service agent that has entered into a sales or service agreement with a distributor concerning the fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B or Class L shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with a sub-transfer agent are not subject to a maintenance fee.

    PFS ACCOUNTS

    Initial purchases of shares of the fund must be made through a PFS Investments, Inc. ("PFS Investments") Registered Representative by completing the appropriate application. The completed application should be forwarded to the sub-transfer agent for PFS Accounts, Primerica Shareholder Services ("Primerica"), P.O. Box 9662, Providence, Rhode Island, 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica. In processing applications and investments, Primerica acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the Prospectus. If Primerica ceases to act as sub-transfer agent, a successor company named by the Trust will act in the same capacity so long as the account remains open.

    Shares purchased will be held in the shareholder's account by Primerica. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $30 per returned purchase by PFS Investments or the applicable sub-transfer agent.

    Investors in Class A and Class B shares may open an account by making an initial investment of at least (i) $1,000 for each account in each class (except for Systematic Investment Plan accounts), (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minors Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period (i.e., after the Guarantee Maturity Date). The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least
(i) $25 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gifts or Transfers to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the sub-transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

    Upon completion of certain automated systems, initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact Primerica at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica at (800) 544-5445 to obtain proper wire instructions.

    Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his or her account, he or she should decline the telephone transaction option on the account application. By requesting a subsequent purchase by telephone, you authorize the sub-transfer agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the applicable sub-transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

    OTHER ACCOUNTS

    Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least (i) $1,000 for each account, (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minor Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period. The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least
(i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gift to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions during the Post Guarantee Period from a unit investment trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their immediate family. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

    Shares purchased will be held in the shareholder's account by the service agent.

    Purchase orders received by the fund prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the fund's distributors or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the fund's distributors or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the fund's distributors or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the "NASD").

SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class L shareholders may make additions to their accounts during the Post Guarantee Period by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. For PFS Accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30, and a shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of $30. For all other accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the applicable sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the fund or your service agent.

SALES CHARGE WAIVERS AND REDUCTIONS

    CUMULATIVE PURCHASE DISCOUNT

        PFS ACCOUNTS

        The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the fund. An aggregate investment includes all shares of the fund (and any other eligible funds, as described above), plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. PFS Investments must notify a distributor at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the distributor or Primerica confirm the investor's representations concerning his holdings.

    INITIAL SALES CHARGE WAIVERS

        PFS ACCOUNTS

        Purchases of Class A shares through PFS Accounts may be made at net asset value without a sales charge in the following circumstances:

    (a) sales to board members and employees of Citigroup and its subsidiaries;

    (b) sales to board members of the Smith Barney mutual funds or any other mutual funds for which members of Citigroup act as investment adviser, administrator or service agent (including retired board members); the immediate families of such persons (including the surviving spouse of a deceased board member); and to a pension, profit-sharing or other benefit plan for such persons;

    (c) sales to employees of member firms of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;

    (d) issuance to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

    (e) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

    (f) exchanges for Class A shares of the fund of Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund;

    (g) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

    (h) sales through financial professionals of service agents where the amounts invested represent the redemption proceeds from other investment companies, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, and
        (ii) the shareholder has paid an initial sales charge, or has paid or was subject to a deferred sales charge on such redeemed shares;

    (i) direct rollovers by plan participants of distributions from a 401(k) plan enrolled in the Salomon Smith Barney 401(k) Program (note: subsequent investments will be subject to the applicable sales charge);

    (j) purchases by separate accounts used to fund certain unregistered variable annuity contracts; and

    (k) purchases by investors participating in a Salomon Smith Barney fee based arrangement.

    In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

    In addition, Class A shares of the fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the "Primerica Plan") for its participants, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class A shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time. Contact Primerica at (800) 544-5445 for further information and appropriate forms.

    OTHER ACCOUNTS

    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with a distributor concerning the fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; (k) separate accounts used to fund certain
Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans offered through the Salomon Smith Barney Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

RIGHT OF ACCUMULATION

    Class A shares of the fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the fund or the investor's service agent.

LETTER OF INTENT - CLASS A SHARES

PFS ACCOUNTS

    A Letter of Intent applies to purchases of Class A shares of the fund. When an investor submits a Letter of Intent to attain an investment goal within a 13-month period, the sub-transfer agent escrows shares totaling 5% of the dollar amount of the Letter of Intent in the name of the investor. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the service agent or, if not paid, the service agent will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made at the end of the 13-month period by refunding to the investor the amount of excess sales commissions, if any, paid during the 13-month period.

    OTHER ACCOUNTS

    A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

DEFERRED SALES CHARGE PROVISIONS

    Deferred Sales Charge Shares are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

YEAR SINCE PURCHASE PAYMENT WAS MADE              DEFERRED SALES CHARGE
------------------------------------              ---------------------

1st                                                     5%
2nd                                                     4%
3rd                                                     3%
4th                                                     2%
5th                                                     1%
6th and thereafter                                     None

    Class B shares will convert automatically to Class A shares eight years after the date of purchase payment and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributors.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    PFS ACCOUNTS

    For PFS Accounts, the deferred sales charge generally is waived on exchanges and on redemptions of Class A and Class B shares in the circumstances described below:

    (a) Redemption Upon Disability or Death

    The fund may waive the Deferred Sales Charge on redemptions following the death or disability of a Class A or Class B shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, Primerica will require satisfactory proof of death or disability before it determines to waive the Deferred Sales Charge.

    In cases of disability or death, the Deferred Sales Charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Deferred Sales Charge applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

    (b) Redemption in Connection with Certain Distributions from Retirement
Plans

    The fund may waive the Deferred Sales Charge when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in the fund; in such event, as described below, the fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Deferred Sales Charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)
(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g) (2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

    With respect to PFS Accounts, the fund does not intend to waive the Deferred Sales Charge for any distributions from IRAs or other Retirement Plans not specifically described above.

    (c) Redemption Pursuant to the Fund's Systematic Withdrawal Plan

    A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the fund. Under the Plan, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The Deferred Sales Charge may be waived on redemptions made under the Plan.

    The amount of the shareholder's investment in the fund at the time the election to participate in the Plan is made with respect to the fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such fund without the imposition of a Deferred Sales Charge may not exceed a maximum of 12% annually of the shareholder's initial account balance. The fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

    (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

    The fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The fund may waive the Deferred Sales Charge upon such involuntary redemption.

    (e) Redemption by manager

    The fund may waive the Deferred Sales Charge when a total or partial redemption is made by the manager with respect to its investments in the fund.

    OTHER ACCOUNTS

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 593/2; (e) involuntary redemptions;
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by a sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SMITH BARNEY FUNDS RETIREMENT PROGRAM

    The fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

    There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

    Class A Shares. Class A shares may be purchased by plans initially investing at least $3 million.

    Class L Shares. Class L shares may be purchased by plans initially investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

    For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

REDEMPTION OF SHARES

    Fund shares may be redeemed by shareholders prior to the Guarantee Maturity Date. However, redemptions made for any reason prior to the Guarantee Maturity Date are not eligible for the Guarantee. Moreover, redemptions may be subject to a deferred sales charge.

    General. The fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    PFS ACCOUNTS

    Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to Primerica, at P.O. Box 9662, Providence, Rhode Island, 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired
(800) 824-1721.

    The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, fund or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

    Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Please contact Primerica at (800) 544-5445 for information. Additional documentary evidence of authority is required by Primerica in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

    A shareholder may utilize Primerica's telephone redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b); the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

    After following the redemption guidelines stated in the Prospectus and SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH (Automated Clearing House) directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 30 days) as long as the bank account is registered in the same name(s) as the account with the fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

    OTHER ACCOUNTS

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Capital Preservation Fund
    (Specify class of shares)
    c/o PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island 02940-9699.

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) a sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly during the Post Guarantee Period. Shareholders only may participate in an Automatic Cash Withdrawal Plan during the Post Guarantee Period.

    PFS ACCOUNTS

    After the Guarantee Maturity Date, for PFS Accounts, the amount of each withdrawal must be at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The fund reserves the right to involuntarily liquidate any shareholder's account in the fund if the aggregate net asset value of the shares held in the fund account is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely on market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the Deferred Sales Charge at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact Primerica.

    OTHER ACCOUNTS

    Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund.

    All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly from the fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or the fund's transfer agent.

    Telephone Redemption And Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange fund shares by telephone. Shareholders may exchange fund shares by telephone only during the Post Guarantee Period. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in the fund.)

    PFS ACCOUNTS

    Neither the fund or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

    Redemptions. Redemption requests of up to $50,000 of any class or classes of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-544-5445. Such requests may be made between 8:00 a.m. and 8:00 p.m. (EST) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such requests must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. (EST) to obtain the proper forms.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling Primerica at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
(EST) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.

    Distributions in Kind. The fund may make redemptions of its shares by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made. Exchanges may be made from the fund into another Smith Barney mutual fund during the Guarantee and Post Guarantee Periods. However, if a shareholder exchanges shares during the Guarantee Period, the amount the shareholder is guaranteed to receive at the end of the Guarantee Period will be reduced. Exchanges into the fund may only be made during the Post Guarantee Period.

    The Exchange Privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The Exchange Privilege may be modified or terminated at any time after written notice to shareholders.

    Class A Exchanges. Class A shareholders of the fund who wish to exchange all or a portion of their shares for shares of the same class in another fund eligible for the exchange privilege may do so without imposition of any charge.

    Class B Exchanges. Class B shareholders may exchange all or a portion of their shares into any funds eligible for the exchange privilege. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any fund imposing a higher Deferred Sales Charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class L Exchanges. Class L shareholders who wish to exchange all or a portion of their shares for Class L shares eligible for the exchange privilege may do so without the imposition of any charge. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged, provided that the exchanged shares were subject to a deferred sales charge when purchased.

    PFS ACCOUNTS

    Shareholders who establish telephone transaction authorization on their account may request an exchange, during the Post Guarantee Period only, by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

    During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This Exchange Privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE

    The fund now offers its shares to the public only during the Post Guarantee Period. The public offering price for a Class A, Class B and Class L share of the fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class L shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class L shares.

INVOLUNTARY REDEMPTIONS OF SHARES

    The Trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

                               10.  MANAGEMENT

    The fund is supervised by the Board of Trustees of the Trust, a majority of whom are not affiliated with the manager.

    The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other directorships they hold are set forth below. The address of each Trustee and officer is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer holds office until that individual resigns, retires, or is otherwise removed. For purposes of this chart only, "SSB" shall be defined as Salomon Smith Barney Inc.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                            POSITION HELD
                                             WITH TRUST                PRINCIPAL OCCUPATION DURING           NUMBER OF PORTFOLIOS
                                             AND LENGTH                      PAST 5 YEARS AND                   IN FUND COMPLEX
NAME AND AGE                               OF TIME SERVED              OTHER BOARD MEMBERSHIPS HELD           OVERSEEN BY TRUSTEE
------------                                 ----------                      ----------------                   --------------
INTERESTED TRUSTEE

R. Jay Gerken*; 51                     Chairman of the Board    Managing Director, SSB (since 1996).                 227
                                       and Trustee since 2002

DISINTERESTED TRUSTEES

Elliott J. Berv; 59                    Trustee since 2001       President and Chief Operations Officer,               35
                                                                Landmark City (real estate development)
                                                                (since 2002); Board Member, American
                                                                Identity Corp. (doing business as Morpheus
                                                                Technologies) (biometric information
                                                                management) (since 2001; consultant since
                                                                1999); Director, Lapoint Industries
                                                                (industrial filter company) (since 2002);
                                                                Executive Vice President and Chief
                                                                Operations Officer, DigiGym Systems (on-
                                                                line personal training systems) (since
                                                                2001); President, Catalyst (consulting)
                                                                (since 1984); Director, Alzheimer's
                                                                Association (New England Chapter) (since
                                                                1998); Chief Executive Officer, Rocket
                                                                City Enterprises (internet concierge
                                                                services) (2000 - 2001).

Donald M. Carlton; 65                  Trustee since 2001       Director, American Electric Power                     30
                                                                (electric utility) (since 1999); Director,
                                                                Valero Energy (petroleum refining) (since
                                                                1999); Consultant, URS Corporation
                                                                (engineering) (since 1999); Director,
                                                                National Instruments Corp. (technology)
                                                                (since 1994); former Chief Executive
                                                                Officer, Radian International L.L.C.
                                                                (engineering) (1969 - 1998); Member of
                                                                Management Committee, Signature Science
                                                                (research and development) (since 2000).

A. Benton Cocanougher; 64              Trustee since 2001       Special Advisor to the President, Texas               30
                                                                A&M University (since August 2002); Dean
                                                                Emeritus and Wiley Professor, Texas A&M
                                                                University (since 2001); former Dean and
                                                                Professor of Marketing, College and
                                                                Graduate School of Business of Texas A & M
                                                                University (1987 - 2001); former Director,
                                                                Randall's Food Markets, Inc. (1990 -
                                                                1999); former Director, First American
                                                                Bank and First American Savings Bank (1994
                                                                - 1999).

Mark T. Finn; 59                       Trustee since 2001       Adjunct Professor, William & Mary College             35
                                                                (since September 2002); Principal/Member,
                                                                Balvan Partners/Balfour Vantage - Manager
                                                                and General Partner to the Vantage Hedge
                                                                Fund, LP (since March 2002); Chairman and
                                                                Owner, Vantage Consulting Group, Inc.
                                                                (investment advisory and consulting firm)
                                                                (since 1988); former Vice Chairman and
                                                                Chief Operating Officer, Lindner Asset
                                                                Management Company (mutual fund company)
                                                                (1999 - 2001); former President and
                                                                Director, Delta Financial, Inc.
                                                                (investment advisory firm) (1983 - 1999);
                                                                former General Partner and Shareholder,
                                                                Greenwich Ventures LLC (investment
                                                                partnership) (1996 - 2001); former
                                                                President, Secretary, and Owner, Phoenix
                                                                Trading Co. (commodity trading advisory
                                                                firm) (1997 - 2000).

Stephen Randolph Gross; 55             Trustee since 2001       Partner, Capital Investment Advisory                  30
                                                                Partners (consulting) (since January
                                                                2000); Director, United Telesis, Inc.
                                                                (telecommunications) (since 1997);
                                                                Managing Director, Fountainhead Ventures,
                                                                L.L.C. (consulting) (since 1998);
                                                                Director, ebank.com, Inc. (since 1997);
                                                                Director, Andersen Calhoun (assisted
                                                                living) (since 1987); Secretary, Carint
                                                                N.A. (manufacturing) (since 1988); former
                                                                Treasurer, Hank Aaron Enterprises (fast
                                                                food franchise) (1985 - 2001); Chairman,
                                                                Gross, Collins & Cress, P.C. (accounting
                                                                firm) (since 1979); Treasurer, Coventry
                                                                Limited, Inc. (since 1985); former
                                                                Director, Charter Bank, Inc. (1987 -
                                                                1997); former Director, Yu Save, Inc.
                                                                (internet company) 1998 - 2000); former
                                                                Director, Hotpalm.com, Inc. (wireless
                                                                applications) (1998 - 2000); former
                                                                Director, Ikon Ventures, Inc. (1997 -
                                                                1998).

Diana R. Harrington; 62                Trustee since 1992       Professor, Babson College (since 1993);               35
                                                                former Trustee, The Highland Family of
                                                                Funds (investment company) (1997 - 1998).

Susan B. Kerley; 51                    Trustee since 1992       Consultant, Strategic Management Advisors,            35
                                                                LLC Global Research Associates, Inc.
                                                                (investment consulting) (since 1990);
                                                                Director, Eclipse Funds (currently
                                                                supervises 17 investment companies in fund
                                                                complex) (since 1990).

Alan G. Merten; 61                     Trustee since 2001       President, George Mason University (since             30
                                                                1996); Director, Comshare, Inc.
                                                                (information technology) (since 1985);
                                                                Director, BTG (information technology)
                                                                (since 1996); former Director, Indus
                                                                (information technology) (1995 - 1999).

C. Oscar Morong, Jr.; 67               Trustee since 1991       Managing Director, Morong Capital                     35
                                                                Management (since 1993); former Director,
                                                                Indonesia Fund (closed end fund) (1990 -
                                                                1999); Trustee, Morgan Stanley
                                                                Institutional Fund (currently supervises
                                                                75 investment companies) (since 1993).

R. Richardson Pettit; 60               Trustee since 2001       Professor of Finance, University of                   30
                                                                Houston (1977 - 2002); independent
                                                                consultant (since 1984).

Walter E. Robb, III; 76                Trustee since 2001       Director, John Boyle & Co., Inc.                      35
                                                                (textiles) (since 1999); President,
                                                                Benchmark Consulting Group, Inc. (service
                                                                company) (since 1991); Director, Harbor
                                                                Sweets, Inc. (candy) (since 1990); Sole
                                                                Proprietor, Robb Associates (corporate
                                                                financial advisors) (since 1978);
                                                                Director, W.A. Wilde Co. (direct media
                                                                marketing) (since 1982); Director, Alpha
                                                                Grainger Manufacturing, Inc. (electronics)
                                                                (since 1983); Co-owner, Kedron Design
                                                                (gifts) (since 1978); former Trustee, MFS
                                                                Family of Funds (investment company) (1985
                                                                - 2001); former President and Treasurer,
                                                                Benchmark Advisors, Inc. (corporate
                                                                financial advisors) (1989 - 2000); Harvard
                                                                Club of Boston (audit committee) (since
                                                                2000).

OFFICERS
R. Jay Gerken*; 51                     Chairman, President and  Managing Director, SSB (since 1996).                  N/A
                                       Chief Executive Officer
                                       since 2002

Lewis E. Daidone*; 45                  Chief Administrative     Managing Director, SSB (since 1990); Chief            N/A
                                       Officer and Senior Vice  Financial Officer, Smith Barney Mutual
                                       President since 2000     Funds; Director and Senior Vice President,
                                                                Smith Barney Fund Management LLC and
                                                                Travelers Investment Adviser.

Frances Guggino*; 45                   Controller since 2002    Vice President, Citigroup Asset Management            N/A
                                                                (since 1991).

Andrew Beagley*; 40                    Chief Anti-Money         Director, SSB (since 2000); Director of               N/A
                                       Laundering Compliance    Compliance, North America, Citigroup Asset
                                       Officer since 2002       Management (since 2000); Director of
                                                                Compliance, Europe, the Middle East and
                                                                Africa, Citigroup Asset Management (1999 -
                                                                2000); Compliance Officer, Salomon
                                                                Brothers Asset Management Limited, Smith
                                                                Barney Global Capital Management Inc.,
                                                                Salomon Brothers Asset Management Asia
                                                                Pacific Limited (1997 - 1999).

Marianne Motley*; 43                   Assistant Treasurer      Director, Mutual Fund Administration for              N/A
                                       since 2000               SSB (since 1994).

Robert I. Frenkel*; 48                 Chief Legal Officer      Managing Director and General Counsel,                N/A
                                       since 2003 and           Global Mutual Funds for Citigroup Asset
                                       Secretary since 2000     Management (since 1994).

Thomas C. Mandia*; 40                  Assistant Secretary      Director and Deputy General Counsel,                  N/A
                                       since 2000               Citigroup Asset Management (since 1992).

Rosemary D. Emmens*; 33                Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                1998); Counsel, The Dreyfus Corporation
                                                                (1995 - 1998).

Harris Goldblat*; 33                   Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                2000); Associate, Stroock & Stroock &
                                                                Lavan LLP (1997 - 2000).

Joseph Volpe*; 40                      Assistant Controller     Vice President, Citigroup Asset Management            N/A
                                       since 2002               (since 1992).

Joseph Genco*; 34                      Assistant Controller     Assistant Vice President, Citigroup Asset             N/A
                                       since 2002               Management (since 1997).

    The business affairs of the fund are managed by or under the direction of the Board of Trustees.

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. The Audit Committee met twice during the year ended October 31, 2002 to review the internal and external auditing procedures of the fund and, among other things, to consider the selection of independent certified public accountants for the fund and to review the independence of the accountants.

    The Board of Trustees also has a standing Governance Committee. All Trustees who are not "interested persons" of the fund are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the fiscal year ended October 31, 2002. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in other portfolios associated with Citigroup supervised by the Trustees as of December 31, 2002.

                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                           DOLLAR RANGE OF EQUITY                     SECURITIES IN
                                                 SECURITIES                  ALL PORTFOLIOS OVERSEEN BY THE
NAME OF TRUSTEE                                 IN THE FUND                     TRUSTEE IN FUND COMPLEX
--------------------------------------     ----------------------           --------------------------------
INTERESTED TRUSTEE

R. Jay Gerken                                       none                             over $100,000

DISINTERESTED TRUSTEES

Elliott J. Berv                                     none                            $10,001-$50,000
Donald M. Carlton                                   none                            $10,001-$50,000
A. Benton Cocanougher                               none                               $1-$10,000
Mark T. Finn                                        none                               $1-$10,000
Stephen Randolph Gross                              none                                  none
Diana R. Harrington                                 none                            $10,001-$50,000
Susan B. Kerley                                     none                               $1-$10,000
Alan G. Merten                                      none                               $1-$10,000
C. Oscar Morong, Jr.                                none                               $1-$10,000
R. Richardson Pettit                                none                            $10,001-$50,000
Walter E. Robb, III                                 none                            $50,001-$100,000

    Neither the disinterested Trustees nor their family members had any interest in the manager, Salomon Smith Barney, PFS Distributors and any person directly or indirectly controlling, controlled by, or under common control with the manager, Salomon Smith Barney or PFS Distributors, as of December 31, 2002.

    Information regarding compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

    Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, the fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

TRUSTEES COMPENSATION TABLE

                                                                          PENSION OR
                                                                          RETIREMENT                           NUMBER OF PORTFOLIOS
                                                         AGGREGATE       BENEFITS PAID    TOTAL COMPENSATION     IN FUND COMPLEX
                                                        COMPENSATION    AS PART OF FUND   FROM FUND COMPLEX         SERVED BY
TRUSTEE                                                 FROM THE FUND       EXPENSES       PAID TO TRUSTEE            TRUSTEE
--------                                              ----------------  ---------------   -------------------  --------------------
INTERESTED TRUSTEES
R. Jay Gerken                                                $0              None                 $0                   227
Heath B. McLendon(1)                                         $0              None                 $0                   N/A

DISINTERESTED TRUSTEES
Elliott J. Berv                                            $  317            None              $70,000                  35
Donald M. Carlton                                          $  317            None              $70,000                  30
A. Benton Cocanougher                                      $  417            None              $70,100                  30
Mark T. Finn                                               $2,817            None              $72,500                  35
Riley C. Gilley(1)                                          (1)                $0              $30,000                 N/A
Stephen Randolph Gross                                     $2,817            None              $72,500                  30
Diana R. Harrington                                        $2,817            None              $72,500                  35
Susan B. Kerley                                            $2,817            None              $72,500                  35
Alan G. Merten                                             $  317            None              $70,000                  30
C. Oscar Morong, Jr.                                       $2,867            None              $90,500                  35
R. Richardson Pettit                                       $2,817            None              $72,500                  30
Walter E. Robb, III                                        $2,817            None              $72,500                  35
E. Kirby Warren(1)                                          (1)                $0              $37,500                 N/A

    (1) Messrs. E. Kirby Warren and Riley C. Gilley, former Trustees of the Trust, retired as of June 30, 2002. For the period from April 3, 2002, the inception date of the fund, to June 30, 2002 Messrs. Warren and Gilley received $37,500 and $30,000, respectively, as compensation from the fund complex. Mr. Heath McLendon resigned as Trustee of the Trust on September 13, 2002. Mr. McLendon did not receive any compensation from the Trust for the fiscal year ended October 31, 2002, as he was affiliated with the manager.

    The Trustees of the fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age
75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. For the fiscal year ended October 31, 2002, Messrs. Warren and Gilley each received $17,500 from the fund complex under the Plan.

    Officers receive no compensation from the fund although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

    As of February 14, 2003, all Trustees and officers as a group owned less than 1% of the outstanding shares of the fund.

    As of February 14, 2003, the following persons owned of record the amounts indicated of the shares of the Class of the fund:

       FUND                        CLASS        PERCENT                NAME                        ADDRESS
       ----                        -----        -------                ----                        -------
Smith Barney Capital                 A           29.36%     PFPC Brokerage Services      211 South Gulph Road
Preservation Fund                                           FBO Primerica Financial      King of Prussia, PA 19406
                                                            Services

Smith Barney Capital                 B           6.26%      PFPC Brokerage Services      211 South Gulph Road
Preservation Fund                                           FBO Primerica Financial      King of Prussia, PA 19406
                                                            Services

    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

CODES OF ETHICS

    Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

    Copies of the fund's Codes of Ethics are on file with the Securities and Exchange Commission ("SEC").

MANAGER

    Smith Barney Fund Management LLC acts as the investment manager ("manager") to the fund pursuant to a management agreement (the "Management Agreement"). Subject to such policies as the Board of Trustees of the fund may determine, the manager manages the securities of and makes investment decisions for the fund. In addition, the manager provides certain administrative services to the fund under the Management Agreement.

    The manager is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. (formerly, Smith Barney Holdings). Holdings is a wholly owned subsidiary of Citigroup.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the fund's Trustees or by a vote of a majority of the outstanding voting securities of the fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the fund with general office facilities and supervises the overall administration of the fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund's independent contractors and agents; and arranging for the maintenance of books and records of the fund. Trustees, officers, and investors in the fund are or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the fund.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of a majority of the fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the advisory services to be provided and any potential additional benefits to the manager or its affiliates in connection with providing services to the fund, compared the fees to be charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses expected to be incurred by the manager with respect to the fund. The Board also considered the complex nature of the fund's management program. After requesting and reviewing such information as they deemed necessary, the Board concluded that the approval of the Management Agreement was in the best interests of the fund and its shareholders. The disinterested Trustees were advised by separate independent legal counsel throughout the process.

    The Prospectus for the fund contains a description of the fees payable to the manager for services under the Management Agreement with respect to the fund. The manager may reimburse the fund or waive all or a portion of its management fees.

    Citigroup affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup.

    The fund uses the name "Smith Barney" by agreement with the manager. If the manager, or its assignee, ceases to serve as the manager of the fund, the fund will change its respective name so as to delete the word "Smith Barney."

    For the period from April 3, 2002 to October 31, 2002, the fees paid to the manager were $2,739,623.

    The manager may retain a sub-administrator.

DISTRIBUTORS

    Salomon Smith Barney, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, located at 3120 Breckinridge Blvd., Duluth, Georgia, 30099, serve as non-exclusive principal underwriters and co-distributors of the shares of the fund pursuant to written agreements (the "Distribution Agreements").

    Each Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority of the fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney or PFS Distributors. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940
Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

INITIAL SALES CHARGES

    The aggregate dollar amount of Initial Sales Charges on Class A and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

    For the fiscal year ended Ocober 31, 2002 (paid to Salomon Smith Barney):
Class A ............................................................. $1,650,000
Class L ............................................................. $1,577,000

    For the fiscal year ended October 31, 2002 (paid to PFS Distributors):
Class A ............................................................. $  964,560

DEFERRED SALES CHARGES

    The aggregate dollar amount of Deferred Sales Charges on Class A, Class B and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

    For the fiscal year ended October 31, 2002 (paid to Salomon Smith Barney):
Class A ............................................................. $    2,000
Class B ............................................................. $  423,000
Class L ............................................................. $   46,000

    For the fiscal year ended October 31, 2002 (paid to PFS Distributors):
Class A ............................................................. $        0
Class B ......................................................... ... $   32,913

    Class A, Class B and Class L shares of the fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class L shares. Such fees may be used to make payments to the distributors for distribution services, to service agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributors, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A and Class L shares also provide that the distributors and service agents may receive the sales charge paid by Class A and Class L investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class L shares provide that the distributors and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class L investors, respectively.

    The Service Plans permit the fund to pay fees to the distributors, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund will pay the fees to the distributors and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Service Plans for the fund, the Trustees will review the Service Plans and the expenses for the fund and each class within the fund separately.

    Each Service Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund's distributors or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified Trustees"). Each Service Plan requires that the Trust and the distributors provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified Trustees committed to the discretion of such qualified Trustees then in office. A Service Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributors will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributors will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributors act as the agent of the Trust in connection with the offering of shares of the fund pursuant to the Distribution Agreements. The Prospectus contains a description of fees payable to the distributors under the Distribution Agreements.

    For the period from April 3, 2002 to October 31, 2002, the fees paid to Salomon Smith Barney and/or PFS Distributors Inc. with respect to Class A, Class B and Class L shares of the fund were $158,375, $3,076,786 and $785,168, respectively.

    For the period from April 3, 2002 to October 31, 2002, the distributors and/or service agents incurred the following distribution expenses under the Plan for the fund:


                                                                                   AMOUNT SPENT
                                        AMOUNTS PAID   COMPENSATION    AMOUNT       ON PRINTING
                                         TO SELECTED     TO SALES     SPENT ON      AND MAILING   INTEREST
                                           DEALERS       PERSONNEL   ADVERTISING   OF PROSPECTUS  EXPENSES     TOTAL
                                        -------------  ------------  -----------   -------------  --------  -----------
Smith Barney Capital Preservation Fund   $2,545,574     $1,306,493    $1,068,098      $1,486      $401,808   $5,323,459

FINANCIAL GUARANTEE AGREEMENT

    The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the fund's close of business on May 13, 2002 (the business day before the beginning of the Guarantee Period) reduced to reflect expenses incurred by the fund that are not covered by the Expense Limitation Agreement with the manager, provided that all dividends and distributions received from the fund have been reinvested and no shares have been redeemed. The fund's Guarantee is backed by an unconditional and irrevocable financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the fund (the "Insurance Policy"). The fund will pay Ambac a fee equal to 0.75% per annum of the average daily net assets of the fund during the Guarantee Period for providing the Insurance Policy. The Insurance Policy is unconditional and irrevocable. However, the fund's Trustees and Ambac may agree to amend the Insurance Policy at any time without a vote of shareholders. The address of Ambac is One State Street Plaza, 18th Floor, New York, NY 10004.

    Ambac, the manager and the Trust have entered into a Financial Guarantee Agreement specifying the rights and obligations of the parties with respect to the fund. The terms of the Financial Guarantee Agreement limit the manner in which the fund may be managed during the Guarantee Period. The Financial Guarantee Agreement also may be revised by the Trustees and Ambac without a vote of shareholders.

EXPENSES

    In addition to amounts payable under the Management Agreement and the Service Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the fund's distributors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The manager has entered into a Expense Limitation Agreement with the fund under which it will limit expenses of the fund during the Guarantee Period, excluding expenses such as interest, taxes and extraordinary expenses, subject to possible reimbursement to the manager within three years, to a maximum of 1.95% per annum in the case of Class A shares and 2.70% per annum in the case of Class B and Class L shares. The expense limit will continue through at least the Guarantee Maturity Date. The fund's Prospectus contains more information about the expenses of the fund.

TRANSFER AGENT

    The Trust has entered into a Transfer Agency and Service Agreement pursuant to which Citicorp Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb), an affiliate of Salomon Smith Barney ("Citicorp Trust"), acts as transfer agent for the fund. Under the Transfer Agency and Service Agreement, Citicorp Trust maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, Citicorp Trust receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services act as sub-transfer agents pursuant to agreements with Citicorp Trust. Under each sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, each sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of Citicorp Trust is 125 Broad Street, New York, New York, 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940 and of Primerica Shareholder Services is 3120 Breckinridge Boulevard, Duluth, Georgia, 30099.

CUSTODIAN

    The Trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a sub-custodian bank approved by the fund's Trustees.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS

    KPMG LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of KPMG LLP is 757 Third Avenue, New York, New York 10017.

COUNSEL

    Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as counsel for the fund.

                          11. PORTFOLIO TRANSACTIONS

    The manager trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of fund securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the fund.

    The management fees that the fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager's other clients. Investment decisions for the fund and for the manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the period from April 3, 2002 to October 31, 2002, the fund paid $206,661 in brokerage commissions.

    The fund may from time to time place brokerage transactions with the fund's distributor, Salomon Smith Barney, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

    During the period from April 3, 2002 to October 31, 2002, the fund paid $0 in brokerage commissions to affiliated brokers.

    For reporting purposes, the fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

    For the fiscal year ended October 31, 2002, the fund's portfolio turnover rate was 47%.

    Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

          12.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The Trust may involuntarily redeem a shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of the fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the fund.

    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to the fund, and ownership of fund shares may be disclosed by the fund if so required by law or regulation.

    Each shareholder of the fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of the fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust (or of the affected series or class) voting as a single class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment adviser or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                               13.  TAX MATTERS

TAXATION OF THE FUND
    FEDERAL TAXES. The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

    FOREIGN TAXES. Investment income and gains received by the fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the fund to a reduced rate of tax or an exemption from tax on such income. The fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the fund's effective rates of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.

    If the fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If the fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amount distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not qualify to elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of the fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends, whether received in cash or additional shares, are subject to taxation in accordance with newly enacted tax laws as more fully described in the Prospectus. Any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short- term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The fund will withhold tax payments at the current withholding rate (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investment by the fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. An investment by the fund in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

    PAYMENT UNDER THE FINANCIAL GUARANTEE INSURANCE POLICY. If it is necessary for Ambac to make a payment to the fund in connection with the Insurance Policy, this payment will likely be considered to reduce any otherwise allowable capital losses or in the absence of losses to be treated as additional capital gain.

    OPTIONS, ETC. The fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. The fund may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by the fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the fund. The fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the fund.

    The foregoing summarizes the consequences of an investment in the fund under current U.S. income tax law. It is not a substitute for personal tax advice. You should consult your own tax advisor about the potential consequences of an investment in the fund under your particular circumstances.

                          14.  FINANCIAL STATEMENTS

    The audited Schedule of Investments as of October 31, 2002, Statement of Assets and Liabilities as of October 31, 2002, Statement of Operations for the period from April 3, 2002 (commencement of operations) to October 31, 2002, Statement of Changes in Net Assets for the period from April 3, 2002 (commencement of operations) to October 31, 2002, Financial Highlights for the period from April 3, 2002 (commencement of operations) to October 31, 2002, Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the fund, are incorporated by reference into this Statement of Additional Information. These financial statements and notes thereto have been so incorporated in reliance upon the report of KPMG, LLP, independent accountants, on behalf of the fund.

SMITH BARNEY CAPITAL PRESERVATION FUND

INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, New York 10022

DISTRIBUTORS
Salomon Smith Barney Inc.
388 Greenwich Street, New York, NY 10013

PFS Distributors, Inc.
3120 Breckinridge Boulevard, Duluth, Georgia, 30099

TRANSFER AGENT
Citicorp Trust Bank, fsb
125 Broad Street, New York, New York 10004

SUB-TRANSFER AGENTS
PFPC Global Fund Services
P.O. Box 9699, Providence, RI 02940-9699

Primerica Shareholder Services
P.O. Box 9662, Providence, Rhode Island 02940-9662

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, Massachusetts 02110

AUDITORS
KPMG LLP
757 Third Avenue, New York, New York 10017

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, Massachusetts 02110

                                     Rule 497(e) File Nos. 2-90519 and 811-4007

                                                                  Statement of
                                                        Additional Information
                                                             February 28, 2003
                             As supplemented August 29, 2003 and April 29, 2003

SMITH BARNEY(SM) CAPITAL PRESERVATION FUND II

(A Member of the Smith Barney(SM)  Family of Funds)

    Smith Barney Capital Preservation Fund II (the "fund") is a series of Smith Barney Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                          PAGE
-----------------                                                          ----

 1. The Trust .............................................................  2
 2. Investment Objective ..................................................  2
 3. Description of Permitted Investments and Investment Practices .........  2
 4. The Asset Allocation Process .......................................... 20
 5. The Guarantee ......................................................... 20
 6. Investment Restrictions ............................................... 23
 7. Performance Information and Advertising ............................... 24
 8. Determination of Net Asset Value; Valuation of Securities ............. 25
 9. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................. 26
10. Management ............................................................ 41
11. Portfolio Transactions ................................................ 53
12. Description of Shares, Voting Rights and Liabilities .................. 54
13. Tax Matters ........................................................... 56
14. Financial Statements .................................................. 58

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus, dated February 28, 2003, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 58 hereof. These financial statements can be found in the fund's Annual Report to Shareholders. An investor may obtain copies of the fund's Prospectus and Annual and Semi-Annual Reports without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that sell shares of the fund, by calling 1-800-544-5445 or by contacting the transfer agent at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    Smith Barney Trust II is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Capital Preservation Fund II, which is a series of the Trust. References in this Statement of Additional Information to the "Prospectus" of the fund are to the Prospectus dated February 28, 2003.

    The fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    The fund offers three classes of shares, referred to as Class A, Class B and Class L shares.

    Smith Barney Fund Management LLC (the "manager") is the investment manager to the fund. The manager manages the investments of the fund from day to day in accordance with the fund's investment objectives and policies. The selection of investments for the fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplace. The manager also provides certain administrative services to the fund.

    The fund is currently closed to new investors. Shares of the fund are continuously sold by its distributors, Salomon Smith Barney Inc. ("Salomon Smith Barney") and PFS Distributors, Inc. ("PFS Distributors") (together, the "distributors"), only to existing shareholders and only in connection with the reinvestment of distributions and dividends. Shares of the fund will be continuously sold by the distributors during the Post Guarantee Period referred to below. Subject to the foregoing, shares may be purchased from the fund's distributors, or from certain broker-dealers, financial intermediaries, financial institutions or a distributor's financial consultants (called "service agents"). The distributors and service agents may receive fees from the fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act.

                           2.  INVESTMENT OBJECTIVE

    The investment objective of the fund during the Guarantee Period is to seek some capital growth while preserving principal. Of course, there can be no assurance that the fund will achieve its objective. When the fund's assets are largely invested in fixed income securities to preserve principal, as they are at the date of this Statement of Additional Information, it will be difficult for the fund to achieve capital growth.

    During the Post Guarantee Period, the fund expects to seek long-term growth of capital; current income will be a secondary objective.

    The fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the fund.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Certain investment restrictions of the fund described below under "Investment Restrictions" are fundamental and cannot be changed with respect to the fund without approval by the shareholders of the fund.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The fund now has a Guarantee Period and a Post Guarantee Period and may not invest in all of these investments during each Period. For example, during the Guarantee Period the fund may not be permitted by the terms of the Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund to invest in all the securities and utilize all the techniques described below and in the Prospectus.

    The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

BANK OBLIGATIONS

    Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

    Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See "Foreign Securities." The fund will not purchase bank obligations which the manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to the fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the fund's investments, the effect may be to reduce the income received by the fund on such investments.

    Bank obligations that may be purchased by the fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

COMMERCIAL PAPER

    Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the fund pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

COMMON STOCKS

    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

INDEX-RELATED SECURITIES ("EQUITY EQUIVALENTS")

    The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include among others exchange-traded funds that seek to track the performance of the Russell 3000 Index, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

    Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

    The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

ETFS OR EXCHANGE TRADED FUNDS

    The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

PREFERRED STOCKS AND CONVERTIBLE SECURITIES

    Convertible debt securities and preferred stock entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The fund may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The fund does not intend to invest in convertible securities during the Guarantee Period.

REAL ESTATE INVESTMENT TRUSTS

    The fund may invest in equity real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The fund's investments in REITs are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain exemption from the 1940 Act. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the fund invests in REITs.

FOREIGN SECURITIES

    During the Guarantee Period, the fund intends to invest in the securities of foreign issuers only if they are traded on a U.S. market. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

    Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

    There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of such obligations.

    There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the fund's investments in certain foreign banks and other financial institutions.

    Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the fund are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    Rules adopted under the 1940 Act permit the fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible foreign sub-custodians," as defined in the 1940 Act, for the fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

    Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency -- the Euro. On January 1, 2002, those 11 countries adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

    Depository Receipts. The fund may also purchase foreign securities in the form of American Depository Receipts ("ADRs"), or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world.

    ADRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

DERIVATIVES

    The fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates), to manage the effective maturity or duration of debt instruments held by the fund, or to seek to increase the fund's income or gain.

    The fund may (if and to the extent so authorized) purchase and sell interest rate and stock or bond index futures contracts; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, futures contracts, indices and other financial instruments, and the fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the manager determines that they are consistent with the fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as "Derivatives"). The fund's interest rate transactions may take the form of swaps, caps, floors and collars.

    The fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that the fund segregate cash or other liquid assets to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

    Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See "Risk Factors" below. The degree of the fund's use of Derivatives may be limited by certain provisions of the Internal Revenue Code.

    Futures Contracts. The fund may trade futures contracts: (1) on domestic and foreign exchanges on interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The fund is not a commodity pool, and, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of the fund's long futures and options positions (futures contracts on stock or bond indices or interest rates and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

    Interest Rate Futures Contracts. The fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. The fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly when the manager expects that interest rates may decline, the fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

    At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

    Options. In order to hedge against adverse market shifts or to increase income or gain, the fund may purchase put and call options or write "covered" put and call options on futures contracts on stock indices and interest rates. In addition, in order to hedge against adverse market shifts or to increase its income, the fund may purchase put and call options and write "covered" put and call options on stocks and stock indices. A call option is "covered" if, so long as the fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that the fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

    In all cases except for certain options on interest rate futures contracts, by writing a call, the fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, the fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

    In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

    In the case of certain options on interest rate futures contracts, the fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the fund will limit its opportunity to profit from a rise in interest rates.

    The fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

    Exchange-listed options on securities, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index or other instrument at the exercise price. The fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The fund's purchase of a call option on a security, financial futures contract, index or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

    OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    The fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

    OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "counterparties" and individually referred to as a "counterparty") through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

    Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the manager deems to be creditworthy. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (the "SEC"), OTC options purchased by the fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

    If the fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for the fund.

    The fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and futures contracts. All calls sold by the fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by the fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

    The fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

    The fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices and futures contracts. In selling put options, the fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

    (a) Options on Stocks and Stock Indices. The fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the "S&P 500 Index"), the New York Stock Exchange Composite Index, the American Stock Exchange ("AMEX") Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

    If the manager expects general stock market prices to rise, the fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund's position in such put option or futures contract.

    (b) Options on Futures Contracts. The fund may purchase put and call options and write covered put and call options on futures contracts on stock indices and interest rates traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

    The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

    Interest Rate and Equity Swaps and Related Transactions. The fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

    The fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. The fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the manager deems to be creditworthy. The manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

    The liquidity of swap agreements will be determined by the manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

    There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that the fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. The fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

    Indexed Securities. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

    Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple interest rate transactions and any combination of futures, options and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the fund based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.

    Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the fund to hold a security it might otherwise sell.

    The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

    As is the case with futures and options strategies, the effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

    Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

    Losses resulting from the use of Derivatives will reduce the fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

    Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

    Use of Segregated and Other Special Accounts. Use of many Derivatives by the fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price.

    OTC options entered into by the fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when the fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

    In the case of a futures contract or an option on a futures contract, the fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. The fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

    Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

FIXED-INCOME SECURITIES

    Changes in market yields will affect the fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

    In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, the fund may realize a capital loss on its investment if the security was purchased at a premium and the fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

U.S. GOVERNMENT OBLIGATIONS

    Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ("Ginnie Maes")); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs")). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

    Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

STRIPS

    The fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. The fund does not expect to invest in interest-only strips during the Guarantee Period.

FLOATING AND VARIABLE RATE INSTRUMENTS

    The fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Some of the demand instruments purchased by the fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

    The fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the fund's custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund's custodian.

GUARANTEED INVESTMENT AND SIMILAR CONTRACTS

    The fund may invest in guaranteed investment contracts issued by insurance companies (GICs) or equivalent contracts issued by other companies (referred to as investment or funding agreements). Pursuant to such a contract, the fund places funds on deposit with the issuer. The issuer then credits to the fund interest at a guaranteed rate. The issuer may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A GIC may be an obligation of the insurance company's general account or of a special account. If the issuer of the contract fails, the contract holder becomes a general creditor of the issuer, with no assurance of repayment. These contracts are considered an illiquid investment unless the fund may receive the principal amount of the contract from the issuer on seven days' notice or less.

OTHER INVESTMENT COMPANIES

    As indicated under "Investment Restrictions" below, the fund may from time to time invest in securities of other investment companies (including exchange traded funds and unit investment trusts), subject to the limits of the 1940 Act. Under the 1940 Act, the fund may invest limited amounts of its assets in securities of other investment companies, or it may invest all of its assets in one or more investment companies, employing a master/feeder or fund-of-funds investment structure. The fund has reserved the right to employ these investment structures but has no current intention of doing so.

    The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The fund does not intend to invest in such vehicles or funds unless the manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

    The fund may enter into repurchase agreements with broker/dealers, domestic banks or recognized financial institutions. A repurchase agreement is a short-term investment in which the purchaser (i.e., the fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub-custodian shall have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the fund may suffer time delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the fund. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

    For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the fund than would be available to the fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

REVERSE REPURCHASE AGREEMENTS

    The fund may invest in reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Any securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have a maturity date no later than the repayment date. Generally, the fund will be able to keep the interest income associated with the "coupon" on those securities, subject to the payment of a fee to the dealer. Such transactions are generally advantageous because the fund attempts to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

SHORT SALES

    The fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.

    To secure its obligation to deliver the securities sold short, the fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the fund, because the fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

LOANS OF PORTFOLIO SECURITIES

    The fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be "demand" loans and may be terminated by the fund at any time. The fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to the fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with the fund.

ILLIQUID AND RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS

    The fund may purchase illiquid securities and securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The fund will not invest more than 15% of the value of its net assets in illiquid securities, such as restricted securities which are illiquid, and securities that are not readily marketable.

    If the fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are "restricted" may involve added expenses to the fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, the fund may purchase Rule 144A securities (as defined below) for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities.

RULE 144A SECURITIES

    The fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

    One effect of Rule 144A is that certain restricted securities may be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of trustees. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Trustees of the fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board of Trustees has delegated to the manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    To the extent that liquid Rule 144A securities that the fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the fund's assets invested in illiquid assets would increase. The manager, under the supervision of the Boards of Trustees, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable the fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

    The fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund may either settle a firm commitment transaction by taking delivery of the securities or may either resell or repurchase a securities purchased on a firm commitment basis on or before the settlement date in which event the fund may reinvest the proceeds in another firm commitment transaction. The fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES

    The fund may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. The fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

    Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the fund's limitation on investments in illiquid securities.

    Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

BORROWING

    The fund may borrow in certain circumstances. See "Investment Restrictions." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the fund's shares and in the return on the fund's portfolio. Although the principal of any borrowing will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the manager's strategy and the ability of the fund to comply with certain provisions of the Code in order to provide "pass-through" tax treatment to shareholders. Furthermore, if the fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense. The fund does not anticipate borrowing for leverage purposes during the Guarantee Period.

PORTFOLIO TURNOVER

    Purchases and sales of portfolio securities may be made as considered advisable by the manager in the best interests of the shareholders. The fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives, however the fund may engage in active and frequent trading to achieve its objectives. The fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the fund. See "Portfolio Transactions."

DEFENSIVE INVESTING

    The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                       4.  THE ASSET ALLOCATION PROCESS

    In pursuing the fund's investment objective during the Guarantee Period, the manager looks to allocate assets between the equity component and the fixed income component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, and the market value of fund assets. When interest rates are low, fund assets will be largely invested in the fixed income component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the fixed income component in order to increase the likelihood of meeting the investment objective.

    As a result of the recent low interest rates and the decline in the equity markets, approximately 12.72% of the fund's assets was invested in equity securities as of December 31, 2002. If interest rates continue at current levels and the equity markets continue to decline or be volatile, the fund's assets will continue to be largely invested in fixed income securities. Investment of the fund's assets in the fixed income component reduces the fund's ability to participate in upward equity market movements.

    The asset allocation process will also be affected by the manager's ability to manage the fixed income component. If the fixed income component provides a return better than that assumed by the manager's proprietary model, fewer assets would have to be allocated to the fixed income component. On the other hand, if the performance of the fixed income component is poorer than expected, more assets would have to be allocated to the fixed income component. If all of the fund's assets are allocated to the fixed income portion, the allocation may be irreversible. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets.

    The process of asset reallocation results in additional transaction costs such as brokerage commissions. The fund will likely incur increased transactional costs during periods of high volatility. To moderate such costs, the manager has built into its proprietary model a factor that will require reallocations only when equity component and fixed income component values have deviated by more than certain minimal amounts since the last reallocation.

    The terms of a Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund limit the manner in which the fund must be managed during the Guarantee Period, and thus limit the manager's ability to respond to changing market conditions. If the fund fails to comply with certain maximum equity limits or other restrictions, or upon certain other events, the fund may be required to allocate all of its assets to the fixed income component.

                              5.  THE GUARANTEE

    The fund now has a Guarantee Period and a Post Guarantee Period. The Guarantee Period will run from November 4, 2002 through November 4, 2007, or if that date is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). For purposes of this section, a business day is any day other than a day on which banks located in the City of New York, New York are authorized by law to close or on which the New York Stock Exchange is closed for business. The Post Guarantee Period will run from the end of the Guarantee Period.

    The fund guarantees that on the Guarantee Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the close of business on November 1, 2002 (the business day before the beginning of the Guarantee Period) reduced to reflect certain expenses (the "Guaranteed Amount").

    Example. Assume you invested $20,000 in Class A shares when the NAV was $11.40 per share. After deducting your sales load of 5.00%, $19,000 will be invested in Class A shares and you will have 1,666.667 shares in your account.

    Assume further that on November 1, 2002, the NAV for Class A shares remains stable at $11.40 per share and additional income of $50 (representing dividends accrued during the fund's offering period) has been earned on your account, resulting in a distribution of 4.386 additional shares. Your Guaranteed Amount is based on the account value determined as of the close of business on November 1, 2002. To calculate your full guarantee, multiply the shares you own by the NAV per share for your class of shares on November 1, 2002.

    Using our example:

Shares you initially purchase                                        1,666.667
Plus additional shares distributed                                       4.386
                                                                    ==========
Total shares                                                         1,671.053
NAV per share of Class A shares on November 1, 2002              X  $    11.40
                                                                    ----------
Your Guaranteed Amount as of November 1, 2002                       $   19,050
                                                                    ==========

    As long as you reinvest all your dividends and distributions and make no withdrawals prior to the Guarantee Maturity Date, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced if the fund incurs certain expenses. For example, certain expenses that are not covered by the Expense Limitation Agreement with the manager, such as extraordinary expenses, are treated the same way as cash dividends and thus reduce the Guaranteed Amount. Certain investment-related expenses, such as brokerage commissions, are not covered by the Expense Limitation Agreement, but will not reduce the Guaranteed Amount.

    Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which a shareholder is entitled. If a shareholder redeems shares in the fund, he or she will then hold fewer shares at the then-current Guarantee per Share, thereby reducing the Guaranteed Amount for the shareholder. The Guarantee per Share will equal the NAV per share on November 1, 2002 (the business day before the beginning of the Guarantee Period), and thereafter will be adjusted downward to reflect any dividends and distributions made by the fund. This adjustment also will reflect certain expenses paid by the fund, as described above. The formula for determining the Guarantee per Share, with respect to any class of shares, may be expressed as follows:

    Guarantee per Share =        X
                            -----------
                            (1 + D/NAV)

        Where: X = the Guarantee per Share for such class of shares on the business day immediately preceding the business day on which the Guarantee per Share is calculated

                D = the amount of any distribution per share (or allocation of expenses per share) for such class of shares effective since the business day immediately preceding the business day that the Guarantee per Share is calculated

                NAV = the NAV for such class of shares at the close of business on the day the distribution per share (or allocation of expenses per share) was effective

        Redemptions made from the fund prior to the Guarantee Maturity Date will be made at the then-current NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guarantee).

        The Guarantee per Share will decline as dividends and distributions are made to shareholders. If a shareholder automatically reinvests dividends and distributions in the fund, he or she will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount he or she was entitled to before the dividend or distribution was made. If a shareholder instead elects to receive any dividends or distributions in cash, he or she will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that the shareholder was entitled to before the dividend or distribution was made.

        If you take a dividend or distribution in cash, or redeem fund shares, prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive.

        Example. Assume you reinvest your dividends and distributions. The number of shares you own in the fund will increase at each declaration date. Although the number of shares in your account increases, your Guaranteed Amount does not change as a result of the dividend or distribution.

        Using our example, assume it is now December 31, 2002 and the fund declares a dividend of $0.21 per share. Also, assume (just for this example) that the Class A NAV is $12.05 per share at the end of the day on December 31, 2002.

        To recalculate your Guarantee per Share:

        1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,671.053 shares by $0.21 per share to arrive at $350.92.

        2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $12.05 works out to
    29.122 additional shares.

        3. Adjust your account for your additional shares. Add 1,671.053 and
    29.122 to arrive at your new share balance of 1,700.175.

        4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,700.175 shares to arrive at the new Guarantee per Share of $11.20. (Note: you could also obtain this result by applying the formula stated above.)

        5. Your Guaranteed Amount still equals $19,050.

    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.20 multiplied by 1,671,053, or $18,715.79. Your Guaranteed Amount will have gone down by $334.21.

    This calculation is repeated every time the fund declares a dividend. Although shareholders can perform this calculation themselves, the fund will recalculate the Guarantee per Share for each class of shares whenever the fund declares a dividend. The fund's calculations may differ from a shareholder's (for example, because of rounding or the number of decimal places used). The fund's calculations will control. Shareholders will be provided with information regarding the new Guarantee per Share.

    Example. This time, assume it is December 31, 2002, the fund declares a dividend of $0.21 per share, and the Class A NAV is $10.00 per share at the end of the day on December 31, 2002.

    To recalculate your Guarantee per Share:

        1. Determine the value of your dividend. The value of your dividend is still $350.92 (we multiply 1,671.053 shares by $0.21).

        2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $10.00 works out to
    35.092 additional shares.

        3. Adjust your account for your additional shares. Add 1,671.053 and
    35.092 to arrive at your new share balance of 1,706.145.

        4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,706.145 shares to arrive at the new Guarantee per Share of $11.17. (Note: you could also obtain this result by applying the formula stated above.)

        5. Your Guaranteed Amount still equals $19,050.

    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.17 multiplied by 1,671.053 or $18,665.66. Your Guaranteed Amount will have gone down by $384.34.

    The fund's Guarantee is backed by an unconditional, irrevocable financial guarantee insurance policy issued by Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc. Pursuant to a Financial Guarantee Agreement with the fund, there are certain limitations on the manner in which the fund may be managed during the Guarantee Period. The fund also has agreed to be bound by various covenants. If the fund breaches these covenants, or if the fund is not managed in accordance with the limitations in the Financial Guarantee Agreement, the fund's assets could be allocated to fixed income securities for the remainder of the Guarantee Period. The fund's assets also could be allocated to fixed income securities upon certain other non-market events, including if Citigroup Inc.'s credit rating is downgraded to or below Baa1 or BBB+ by Moody's or S&P, respectively.

    Ambac has entered into an arrangement with an affiliate of the fund's manager to hedge its exposure under the insurance policy. Pursuant to this hedging arrangement, the hedge counterparty would make a payment to Ambac based on the dimunition in the net asset value of the fund over the Guarantee Period.

    The Fund's Guarantee is payable solely out of the assets of the fund.

                         6.  INVESTMENT RESTRICTIONS

    The fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

                 7.  PERFORMANCE INFORMATION AND ADVERTISING

    From time to time the fund may advertise its total return and average annual total return (on a before-tax or after-tax basis) in advertisements and/or other types of sales literature and in reports or other communications to shareholders. These figures are computed separately for Class A, Class B and Class L shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of fund shares may be compared with current or historical performance of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including by not limited to:
Morningstar, Inc., Barron's, Business Week, CDA Investment Technologies, Inc., Kiplinger's, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any class it will also disclose such information for the other classes.

AVERAGE ANNUAL TOTAL RETURN

    The fund's "average annual total return," as described below, will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                       P(1 + T)n = ERV

    Where:             P    = a hypothetical initial payment of $1,000.

                       T    = average annual total return.

                       n    = number of years.

                       ERV  = Ending Redeemable Value of a hypothetical $1,000
                              investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10- year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

    In computing total rates of return quotations, all fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

    In addition to the fee waivers and expense subsidies described in the Prospectus, the manager may further waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimbursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

    Set forth below is the average annnual total rate of return information for the Class A, Class B and the Class L shares of the fund for the period indicated, assuming that dividends and capital gains distributions, if any, were reinvested. The calculations below adjust for the different sales charges currently payable with respect to each class.

                                                                  AVERAGE ANNUAL
                                                                   TOTAL RATE OF
                                                                      RETURN

CLASS A                                                               (4.91)%
September 24, 2002 (Commencement of Operations) to October 31, 2002
CLASS B                                                               (4.95)%
September 24, 2002 (Commencement of Operations) to October 31, 2002
CLASS L                                                               (1.98)%
September 24, 2002 (Commencement of Operations) to October 31, 2002

AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS

    From time to time the fund may include after-tax performance in advertisements. To the extent the fund includes such information, it will be calculated according to the following formulas:

    Average annual total return (after taxes on distributions)

                 P(1+T)n = ATVD

    Where:       P     =  a hypothetical initial payment of $1,000.

                 T     =  average annual total return (after taxes on
                          distributions).

                 n     =  number of years.

                 ATVD  =  ending value of a hypothetical $1,000 investment
                          made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

    Average annual total return (after taxes on distributions and sale of fund shares)

                 P(1+T)n = ATVDR

    Where:       P     =  a hypothetical initial payment of $1,000.

                 T     =  average annual total return (after taxes on
                          distributions and redemption).

                 n     =  number of years.

                 ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

    Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

        8.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of the fund is determined for each class on each day during which the New York Stock Exchange ("NYSE") is open for trading (a "business day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the- counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE and may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the fund. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when the fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

      9.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES
                           AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the fund provides you with alternative ways of purchasing shares based upon your individual investment needs. Shares of the fund may now be purchased only by existing shareholders and only through the reinvestment of distributions and dividends. Shares will be continuously offered during the Post Guarantee Period.

    Each class of shares of the fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years. In addition, shareholders in a Salomon Smith Barney Retirement Program may have special exchange rights. See "Salomon Smith Barney Retirement Programs" on page 34.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    The fund receives the entire net asset value of all Class A shares that are sold. The distributors retain the full applicable sales charge from which a distributor pays the uniform reallowances shown in the table below.

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------                                                  --------                   ---------                  --------
Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.25%                      4.44%                      3.83%
$50,000 to less than $100,000 ....................           3.75%                      3.90%                      3.38%
$100,000 to less than $250,000 ...................           3.25%                      3.36%                      2.93%
$250,000 to less than $500,000 ...................           2.75%                      2.83%                      2.48%
$500,000 to less than $1,000,000                             2.00%                      2.04%                      1.80%
$1,000,000 or more ...............................           --0--*                     --0--*                  up to 1.00%
----------
*  Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales
   Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred
   Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charges on Class A shares.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.50% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B service plan at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them.

CLASS L SHARES

    Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Service agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold. See "Deferred Sales Charge Provisions" below.

GENERAL

    Investors may purchase shares from a service agent that has entered into a sales or service agreement with a distributor concerning the fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B or Class L shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with a sub-transfer agent are not subject to a maintenance fee.

    PFS ACCOUNTS

    Initial purchases of shares of the fund must be made through a PFS Investments, Inc. ("PFS Investments") Registered Representative by completing the appropriate application. The completed application should be forwarded to the sub-transfer agent for PFS Accounts, Primerica Shareholder Services ("Primerica"), P.O. Box 9662, Providence, Rhode Island, 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica. In processing applications and investments, Primerica acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the Prospectus. If Primerica ceases to act as sub-transfer agent, a successor company named by the Trust will act in the same capacity so long as the account remains open.

    Shares purchased will be held in the shareholder's account by Primerica. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $30 per returned purchase by PFS Investments or the applicable sub-transfer agent.

    Investors in Class A and Class B shares may open an account by making an initial investment of at least (i) $1,000 for each account in each class (except for Systematic Investment Plan accounts), (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minors Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period (i.e., after the Guarantee Maturity Date). The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least
(i) $25 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gift to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the sub-transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

    Upon completion of certain automated systems, initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact Primerica at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica at (800) 544-5445 to obtain proper wire instructions.

    Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his or her account, he or she should decline the telephone transaction option on the account application. By requesting a subsequent purchase by telephone, you authorize the sub-transfer agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the applicable sub-transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

    OTHER ACCOUNTS

    Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least (i) $1,000 for each account, (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minor Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period. The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least
(i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gift to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions during the Post Guarantee Period from a unit investment trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their immediate family. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

    Shares purchased will be held in the shareholder's account by the service agent.

    Purchase orders received by the fund prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the fund's distributors or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the fund's distributors or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the fund's distributors or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the "NASD").

SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class L shareholders may make additions to their accounts during the Post Guarantee Period by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. For PFS Accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30, and a shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of $30. For all other accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the applicable sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the fund or your service agent.

SALES CHARGE WAIVERS AND REDUCTIONS

CUMULATIVE PURCHASE DISCOUNT

    PFS ACCOUNTS

    The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the fund. An aggregate investment includes all shares of the fund (and any other eligible funds, as described above), plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. PFS Investments must notify a distributor at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the distributor or Primerica confirm the investor's representations concerning his holdings.

INITIAL SALES CHARGE WAIVERS

    PFS ACCOUNTS

    Purchases of Class A shares through PFS Accounts may be made at net asset value without a sales charge in the following circumstances:

(a) sales to board members and employees of Citigroup and its subsidiaries;

(b) sales to board members of the Smith Barney mutual funds or any other mutual funds for which members of Citigroup act as investment adviser, administrator or service agent (including retired board members); the immediate families of such persons (including the surviving spouse of a deceased board member); and to a pension, profit-sharing or other benefit plan for such persons;

(c) sales to employees of member firms of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;

(d) issuance to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(e) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(f) exchanges for Class A shares of the fund of Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund;

(g) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(h) sales through financial professionals of service agents where the amounts invested represent the redemption proceeds from other investment companies, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, and (ii) the shareholder has paid an initial sales charge, or has paid or was subject to a deferred sales charge on such redeemed shares;

(i) direct rollovers by plan participants of distributions from a 401(k) plan enrolled in the Salomon Smith Barney 401(k) Program (note: subsequent investments will be subject to the applicable sales charge);

(j) purchases by separate accounts used to fund certain unregistered variable annuity contracts; and

(k) purchases by investors participating in a Salomon Smith Barney fee based arrangement.

    In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

    In addition, Class A shares of the fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the "Primerica Plan") for its participants, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class A shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time. Contact Primerica at (800) 544-5445 for further information and appropriate forms.

    OTHER ACCOUNTS

    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker- dealer affiliated with Citigroup that has a sales agreement with a distributor concerning the fund, if certain conditions are met;
(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans offered through the Salomon Smith Barney Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

RIGHT OF ACCUMULATION

    Class A shares of the fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the fund or the investor's service agent.

LETTER OF INTENT - CLASS A SHARES

PFS ACCOUNTS

    A Letter of Intent applies to purchases of Class A shares of the fund. When an investor submits a Letter of Intent to attain an investment goal within a 13-month period, the sub-transfer agent escrows shares totaling 5% of the dollar amount of the Letter of Intent in the name of the investor. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13- month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the service agent or, if not paid, the service agent will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made at the end of the 13-month period by refunding to the investor the amount of excess sales commissions, if any, paid during the 13-month period.

OTHER ACCOUNTS

    A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

DEFERRED SALES CHARGE PROVISIONS

    Deferred Sales Charge Shares are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

YEAR SINCE PURCHASE PAYMENT WAS MADE              DEFERRED SALES CHARGE
------------------------------------              ---------------------

1st                                                         5%
2nd                                                         4%
3rd                                                         3%
4th                                                         2%
5th                                                         1%
6th and thereafter                                         None

    Class B shares will convert automatically to Class A shares eight years after the date of purchase payment and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributors.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    PFS ACCOUNTS

    For PFS Accounts, the deferred sales charge generally is waived on exchanges and on redemptions of Class A and Class B shares in the circumstances described below:

    (a) Redemption Upon Disability or Death

    The fund may waive the Deferred Sales Charge on redemptions following the death or disability of a Class A or Class B shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, Primerica will require satisfactory proof of death or disability before it determines to waive the Deferred Sales Charge.

    In cases of disability or death, the Deferred Sales Charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Deferred Sales Charge applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

    (b) Redemption in Connection with Certain Distributions from Retirement
Plans

    The fund may waive the Deferred Sales Charge when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in the fund; in such event, as described below, the fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Deferred Sales Charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)
(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g) (2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

    With respect to PFS Accounts, the fund does not intend to waive the Deferred Sales Charge for any distributions from IRAs or other Retirement Plans not specifically described above.

    (c) Redemption Pursuant to the Fund's Systematic Withdrawal Plan

    A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the fund. Under the Plan, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The Deferred Sales Charge may be waived on redemptions made under the Plan.

    The amount of the shareholder's investment in the fund at the time the election to participate in the Plan is made with respect to the fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such fund without the imposition of a Deferred Sales Charge may not exceed a maximum of 12% annually of the shareholder's initial account balance. The fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

    (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

    The fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The fund may waive the Deferred Sales Charge upon such involuntary redemption.

    (e) Redemption by manager

    The fund may waive the Deferred Sales Charge when a total or partial redemption is made by the manager with respect to its investments in the fund.

    OTHER ACCOUNTS

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 5931/2; (e) involuntary redemptions;
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by a sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SMITH BARNEY FUNDS RETIREMENT PROGRAM

    The fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

    There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

    Class A Shares. Class A shares may be purchased by plans initially investing at least $3 million.

    Class L Shares. Class L shares may be purchased by plans initially investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

    For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.


REDEMPTION OF SHARES

    Fund shares may be redeemed by shareholders prior to the Guarantee Maturity Date. However, redemptions made for any reason prior to the Guarantee Maturity Date are not eligible for the Guarantee. Moreover, redemptions may be subject to a deferred sales charge.

    General. The fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    PFS ACCOUNTS

    Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to Primerica, at P.O. Box 9662, Providence, Rhode Island, 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired
(800) 824-1721.

    The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, fund or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

    Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Please contact Primerica at (800) 544-5445 for information. Additional documentary evidence of authority is required by Primerica in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

    A shareholder may utilize Primerica's telephone redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b); the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

    After following the redemption guidelines stated in the Prospectus and SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH (Automated Clearing House) directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 30 days) as long as the bank account is registered in the same name(s) as the account with the fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

    OTHER ACCOUNTS

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Capital Preservation Fund II
    (Specify class of shares)
    c/o PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island 02940-9699.

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) a sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly during the Post Guarantee Period. Shareholders only may participate in an Automatic Cash Withdrawal Plan during the Post Guarantee Period.

    PFS ACCOUNTS

    After the Guarantee Maturity Date, for PFS Accounts, the amount of each withdrawal must be at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The fund reserves the right to involuntarily liquidate any shareholder's account in the fund if the aggregate net asset value of the shares held in the fund account is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely on market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the Deferred Sales Charge at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact Primerica.

    OTHER ACCOUNTS

    Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund.

    All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly from the fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or the fund's transfer agent.

    Telephone Redemption And Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange fund shares by telephone. Shareholders may exchange fund shares by telephone only during the Post Guarantee Period. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in the fund.)

    PFS ACCOUNTS

    Neither the fund or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

    Redemptions. Redemption requests of up to $50,000 of any class or classes of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-544-5445. Such requests may be made between 8:00 a.m. and 8:00 p.m. (EST) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such requests must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. (EST) to obtain the proper forms.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling Primerica at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
(EST) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.

    Distributions in Kind. The fund may make redemptions of its shares by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made. Exchanges may be made from the fund into another Smith Barney mutual fund during the Offering, Guarantee and Post Guarantee Periods. However, if a shareholder exchanges shares during the Guarantee Period, the amount the shareholder is guaranteed to receive at the end of the Guarantee Period will be reduced. Exchanges into the fund may only be made during the Post Guarantee Period.

    The Exchange Privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The Exchange Privilege may be modified or terminated at any time after written notice to shareholders.

    Class A Exchanges. Class A shareholders of the fund who wish to exchange all or a portion of their shares for shares of the same class in another fund eligible for the exchange privilege may do so without imposition of any charge.

    Class B Exchanges. Class B shareholders may exchange all or a portion of their shares into any funds eligible for the exchange privilege. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any fund imposing a higher Deferred Sales Charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class L Exchanges. Class L shareholders who wish to exchange all or a portion of their shares for Class L shares eligible for the exchange privilege may do so without the imposition of any charge. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged, provided that the exchanged shares were subject to a deferred sales charge when purchased.

    PFS ACCOUNTS

    Shareholders who establish telephone transaction authorization on their account may request an exchange, during the Post Guarantee Period only, by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

    During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This Exchange Privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE

    The fund now offers its shares to the public only during the Post Guarantee Period. The public offering price for a Class A, Class B and Class L share of the fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class L shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class L shares.

INVOLUNTARY REDEMPTIONS OF SHARES

    The Trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

                               10.  MANAGEMENT

    The fund is supervised by the Board of Trustees of the Trust, a majority of whom are not affiliated with the manager.

    The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other directorships they hold are set forth below. The address of each Trustee and officer is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer holds office until that individual resigns, retires, or is otherwise removed. For purposes of this chart only, "SSB" shall be defined as Salomon Smith Barney Inc.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                            POSITION HELD              PRINCIPAL OCCUPATION DURING           NUMBER OF PORTFOLIOS
                                             AND LENGTH                   PAST 5 YEARS AND OTHER                IN FUND COMPLEX
NAME AND AGE                               OF TIME SERVED                 BOARD MEMBERSHIPS HELD              OVERSEEN BY TRUSTEE
------------                               --------------              ---------------------------           ---------------------
INTERESTED TRUSTEE

R. Jay Gerken*; 51                     Chairman of the Board    Managing Director, SSB (since 1996).                  227
                                       and Trustee since 2002

DISINTERESTED TRUSTEES

Elliott J. Berv; 59                    Trustee since 2001       President and Chief Operations Officer,               35
                                                                Landmark City (real estate development)
                                                                (since 2002); Board Member, American
                                                                Identity Corp. (doing business as Morpheus
                                                                Technologies) (biometric information
                                                                management) (since 2001; consultant since
                                                                1999); Director, Lapoint Industries
                                                                (industrial filter company) (since 2002);
                                                                Executive Vice President and Chief
                                                                Operations Officer, DigiGym Systems (on-
                                                                line personal training systems) (since
                                                                2001); President, Catalyst (consulting)
                                                                (since 1984); Director, Alzheimer's
                                                                Association (New England Chapter) (since
                                                                1998); Chief Executive Officer, Rocket
                                                                City Enterprises (internet concierge
                                                                services) (2000 - 2001).

Donald M. Carlton; 65                  Trustee since 2001       Director, American Electric Power                     30
                                                                (electric utility) (since 1999); Director,
                                                                Valero Energy (petroleum refining) (since
                                                                1999); Consultant, URS Corporation
                                                                (engineering) (since 1999); Director,
                                                                National Instruments Corp. (technology)
                                                                (since 1994); former Chief Executive
                                                                Officer, Radian International L.L.C.
                                                                (engineering) (1969 - 1998); Member of
                                                                Management Committee, Signature Science
                                                                (research and development) (since 2000).

A. Benton Cocanougher; 64              Trustee since 2001       Special Advisor to the President, Texas               30
                                                                A&M University (since August 2002); Dean
                                                                Emeritus and Wiley Professor, Texas A&M
                                                                University (since 2001); former Dean and
                                                                Professor of Marketing, College and
                                                                Graduate School of Business of Texas A & M
                                                                University (1987 - 2001); former Director,
                                                                Randall's Food Markets, Inc. (1990 -
                                                                1999); former Director, First American
                                                                Bank and First American Savings Bank
                                                                (1994 - 1999).

Mark T. Finn; 59                       Trustee since 2001       Adjunct Professor, William & Mary College             35
                                                                (since September 2002); Principal/Member,
                                                                Balvan Partners/Balfour Vantage - Manager
                                                                and General Partner to the Vantage Hedge
                                                                Fund, LP (since March 2002); Chairman and
                                                                Owner, Vantage Consulting Group, Inc.
                                                                (investment advisory and consulting firm)
                                                                (since 1988); former Vice Chairman and
                                                                Chief Operating Officer, Lindner Asset
                                                                Management Company (mutual fund company)
                                                                (1999 - 2001); former President and
                                                                Director, Delta Financial, Inc.
                                                                (investment advisory firm) (1983 - 1999);
                                                                former General Partner and Shareholder,
                                                                Greenwich Ventures LLC (investment
                                                                partnership) (1996 - 2001); former President,
                                                                Secretary, and Owner, Phoenix Trading Co.
                                                                (commodity trading advisory firm)
                                                                (1997 - 2000).

Stephen Randolph Gross; 55             Trustee since 2001       Partner, Capital Investment Advisory                  30
                                                                Partners (consulting) (since January
                                                                2000); Director, United Telesis, Inc.
                                                                (telecommunications) (since 1997);
                                                                Managing Director, Fountainhead Ventures,
                                                                L.L.C. (consulting) (since March 1998);
                                                                Director, ebank.com, Inc. (since 1997);
                                                                Director, Andersen Calhoun (assisted
                                                                living) (since 1987); Secretary, Carint
                                                                N.A. (manufacturing) (since 1988); former
                                                                Treasurer, Hank Aaron Enterprises (fast
                                                                food franchise) (1985 - 2001); Chairman,
                                                                Gross, Collins & Cress, P.C. (accounting
                                                                firm) (since 1979); Treasurer, Coventry
                                                                Limited, Inc. (since 1985); former
                                                                Director, Charter Bank, Inc. (1987 -
                                                                1997); former Director, Yu Save, Inc.
                                                                (internet company) (1998 - 2000); former
                                                                Director, Hotpalm.com, Inc. (wireless
                                                                applications) (1998 - 2000); former
                                                                Director, Ikon Ventures, Inc. (1997 -
                                                                1998).

Diana R. Harrington; 62                Trustee since 1992       Professor, Babson College (since 1993);               35
                                                                former Trustee, The Highland Family of
                                                                Funds (investment company) (1997 - 1998).

Susan B. Kerley; 51                    Trustee since 1992       Consultant, Strategic Management Advisors,            35
                                                                LLC, Global Research Associates, Inc.
                                                                (investment consulting) (since 1990);
                                                                Director, Eclipse Funds (currently
                                                                supervises 17 investment companies in fund
                                                                complex) (since 1990).

Alan G. Merten; 61                     Trustee since 2001       President, George Mason University (since             30
                                                                1996); Director, Comshare, Inc.
                                                                (information technology) (since 1985);
                                                                Director, BTG (information technology)
                                                                (since 1996); former Director, Indus
                                                                (information technology) (1995 - 1999).

C. Oscar Morong, Jr.; 67               Trustee since 1991       Managing Director, Morong Capital                     35
                                                                Management (since 1993); former Director,
                                                                Indonesia Fund (closed end fund)
                                                                (1990-1999); Trustee, Morgan Stanley
                                                                Institutional Fund (currently supervises
                                                                75 investment companies) (since 1993).

R. Richardson Pettit; 60               Trustee since 2001       Professor of Finance, University of                   30
                                                                Houston (1977 - 2002); Independent
                                                                Consultant (since 1984).

Walter E. Robb, III; 76                Trustee since 2001       Director, John Boyle & Co., Inc.                      35
                                                                (textiles) (since 1999); President,
                                                                Benchmark Consulting Group, Inc. (service
                                                                company) (since 1991); Director, Harbor
                                                                Sweets, Inc. (candy) (since 1990); Sole
                                                                Proprietor, Robb Associates (corporate
                                                                financial advisors) (since 1978);
                                                                Director, W.A. Wilde Co. (direct media
                                                                marketing) (since 1982); Director, Alpha
                                                                Grainger Manufacturing, Inc. (electronics)
                                                                (since 1983); Co-owner, Kedron Design
                                                                (gifts) (since 1978); former Trustee, MFS
                                                                Family of Funds (investment company) (1985
                                                                - 2001); former President and Treasurer,
                                                                Benchmark Advisors, Inc. (corporate
                                                                financial advisors) (1989 - 2000); Harvard
                                                                Club of Boston (audit committee) (since
                                                                2000).

OFFICERS

R. Jay Gerken*, 51                     Chairman, President and  Managing Director, SSB (since 1996).                  N/A
                                       Chief Executive Officer
                                       since 2002

Lewis E. Daidone*; 45                  Chief Administrative     Managing Director, SSB (since 1990); Chief            N/A
                                       Officer and Senior Vice  Financial Officer, Smith Barney Mutual
                                       President since 2000     Funds; Director and Senior Vice President,
                                                                Smith Barney Fund Management LLC and
                                                                Travelers Investment Adviser.

Frances Guggino*; 45                   Controller since 2002    Vice President, Citigroup Asset Management            N/A
                                                                (since 1991).

Andrew Beagley*; 40                    Chief Anti-Money         Director, SSB (since 2000); Director of               N/A
                                       Laundering Compliance    Compliance, North America, Citigroup Asset
                                       Officer since 2002       Management (since 2000); Director of
                                                                Compliance, Europe, the Middle East and
                                                                Africa, Citigroup Asset Management (1999 -
                                                                2000); Compliance Officer, Salomon
                                                                Brothers Asset Management Limited, Smith
                                                                Barney Global Capital Management Inc.,
                                                                Salomon Brothers Asset Management Asia
                                                                Pacific Limited (1997 - 1999).

Marianne Motley*; 43                   Assistant Treasurer      Director, Mutual Fund Administration for              N/A
                                       since 2000               SSB (since 1994).

Robert I. Frenkel*; 48                 Chief Legal Officer      Managing Director and General Counsel,                N/A
                                       since 2003 and           Global Mutual Funds for Citigroup Asset
                                       Secretary since 2000     Management (since 1994).

Thomas C. Mandia*; 40                  Assistant Secretary      Director and Deputy General Counsel,                  N/A
                                       since 2000               Citigroup Asset Management (since 1992).

Rosemary D. Emmens*; 33                Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                1998); Counsel, The Dreyfus Corporation
                                                                (1995 - 1998).

Harris Goldblat*; 33                   Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                2000); Associate Stroock & Stroock & Lavan
                                                                LLP (1997 - 2000).

Joseph Volpe*; 40                      Assistant Controller     Vice President, Citigroup Asset Management            N/A
                                       since 2002               (since 1992).

Joseph Genco*; 34                      Assistant Controller     Assistant Vice President, Citigroup Asset             N/A
                                       since 2002               Management (since 1997).

    The business affairs of the fund are managed by or under the direction of the Board of Trustees.

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. The Audit Committee met twice during the year ended October 31, 2002 to review the internal and external auditing procedures of the fund and, among other things, to consider the selection of independent certified public accountants for the fund, and to review the independence of the accountants.

    The Board of Trustees also has a standing Governance Committee. All Trustees who are not "interested persons" of the fund are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the year ended October 31, 2002. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2002.

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                            DOLLAR RANGE OF EQUITY                  SECURITIES IN
                                                 SECURITIES              ALL PORTFOLIOS OVERSEEN BY THE TRUSTEE
NAME OF TRUSTEE                                 IN THE FUND                         IN FUND COMPLEX
--------------------------------------  --------------------------------  --------------------------------------
INTERESTED TRUSTEE
R. Jay Gerken                                       None                             Over $100,000

DISINTERESTED TRUSTEES
Elliott J. Berv                                     None                           $10,001 - $50,000
Donald M. Carlton                                   None                           $10,001 - $50,000
A. Benton Cocanougher                               None                              $1 - $10,000
Mark T. Finn                                        None                              $1 - $10,000
Stephen Randolph Gross                              None                                  None
Diana R. Harrington                                 None                           $10,001 - $50,000
Susan B. Kerley                                     None                              $1 - $10,000
Alan G. Merten                                      None                              $1 - $10,000
C. Oscar Morong, Jr.                                None                              $1 - $10,000
R. Richardson Pettit                                None                           $10,001 - $50,000
Walter E. Robb, III                                 None                           $50,001 - $100,000

    Neither the disinterested Trustees nor their family members had any interest in the manager, Salomon Smith Barney, PFS Distributors, and any person directly or indirectly controlling, controlled by, or under common control with the manager, Salomon Smith Barney or PFS Distributors, as of December 31, 2002.

    Information regarding compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

    Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, the fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

TRUSTEES COMPENSATION TABLE
                                                                          PENSION OR
                                                                          RETIREMENT
                                                         AGGREGATE       BENEFITS PAID    TOTAL COMPENSATION   NUMBER OF PORTFOLIOS
                                                        COMPENSATION    AS PART OF FUND   FROM FUND COMPLEX      IN FUND COMPLEX
TRUSTEE                                                FROM THE FUND       EXPENSES        PAID TO TRUSTEE      SERVED BY TRUSTEE
-------                                               ----------------     --------       ------------------    -----------------
INTERESTED TRUSTEES
R. Jay Gerken                                              $    0            None              $     0                 227
Heath B. McLendon(1)                                       $    0            None              $     0                 N/A
DISINTERESTED TRUSTEES
Elliott J. Berv                                            $  317            None              $70,000                  35
Donald M. Carlton                                          $  317            None              $70,000                  30
A. Benton Cocanougher                                      $  417            None              $70,100                  30
Mark T. Finn                                               $2,817            None              $72,500                  35
Riley C. Gilley(1)                                          (1)                $0              $30,000                 N/A
Stephen Randolph Gross                                     $2,817            None              $72,500                  30
Diana R. Harrington                                        $2,817            None              $72,500                  35
Susan B. Kerley                                            $2,817            None              $72,500                  35
Alan G. Merten                                             $  317            None              $70,000                  30
C. Oscar Morong, Jr.                                       $2,867            None              $90,500                  35
R. Richardson Pettit                                       $2,817            None              $72,500                  30
Walter E. Robb, III                                        $2,817            None              $72,500                  35
E. Kirby Warren(1)                                          (1)                $0              $37,500                 N/A

(1) Messrs E. Kirby Warren and Riley C. Gilley, former Trustees of the Trust, retired as of June 30, 2002. For the period from
    September 1, 2001 to June 30, 2002, Messrs. E. Kirby Warren and Riley C. Gilley received $37,500 and $30,000, respectively, as compensation from the fund complex. Mr. Heath McLendon resigned as Trustee of the Trust on September 13, 2002. Mr. McLendon
    did not receive any compensation from the Trust for the fiscal year ended October 31, 2002, as he was affiliated with the manager.

    The Trustees of the fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age
75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. For the fiscal year ended October 31, 2002, Messrs. Warren and Gilley each received $17,500 from the fund complex under the Plan.

    Officers receive no compensation from the fund although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

    As of February 14, 2003, all Trustees and officers as a group owned less than 1% of the outstanding shares of the fund.

    As of February 14, 2003, the following persons owned of record the amounts indicated of the shares of the Class of the fund.

FUND                           CLASS         PERCENT                   NAME                          ADDRESS
----                           -----         -------                   ----                          -------

Smith Barney Capital             A           26.38%        PFPC Brokerage Services        211 South Gulph Road
Preservation Fund II                                       FBO Primerica Financial        King of Prussia, PA 19406
                                                           Services

    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

CODES OF ETHICS

    Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

    Copies of the fund's Code of Ethics are on file with the Securities and Exchange Commission ("SEC").

MANAGER

    Smith Barney Fund Management LLC acts as the investment manager ("manager") to the fund pursuant to a management agreement (the "Management Agreement"). Subject to such policies as the Board of Trustees of the fund may determine, the manager manages the securities of and makes investment decisions for the fund. In addition, the manager provides certain administrative services to the fund under the Management Agreement.

    The manager is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. (formerly, Smith Barney Holdings). Holdings is a wholly owned subsidiary of Citigroup.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the fund's Trustees or by a vote of a majority of the outstanding voting securities of the fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the fund with general office facilities and supervises the overall administration of the fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund's independent contractors and agents; and arranging for the maintenance of books and records of the fund. Trustees, officers, and investors in the fund are or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the fund.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of a majority of the fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the advisory services to be provided and any potential additional benefits to the manager or its affiliates in connection with providing services to the fund, compared the fees to be charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses expected to be incurred by the manager with respect to the fund. The Board also considered the complex nature of the fund's management program. After requesting and reviewing such information as they deemed necessary, the Board concluded that the approval of the Management Agreement was in the best interests of the fund and its shareholders. The disinterested Trustees were advised by separate independent legal counsel throughout the process.

    The Prospectus for the fund contains a description of the fees payable to the manager for services under the Management Agreement with respect to the fund. The manager may reimburse the fund or waive all or a portion of its management fees.

    Citigroup affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup.

    The fund uses the name "Smith Barney" by agreement with the manager. If the manager, or its assignee, ceases to serve as the manager of the fund, the fund will change its respective name so as to delete the word "Smith Barney."

    For the fiscal year ended October 31, 2002, all fees payable to the manager were volunarily waived.

    The manager may retain a sub-administrator.

DISTRIBUTORS

    Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc., located at 3120 Breckinridge Boulevard, Duluth, Georgia, 30099, serve as non-exclusive principal underwriters and co-distributors of the shares of the fund pursuant to written agreements (the "Distribution Agreements").

    Each Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority of the fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney or PFS Distributors. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940
Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

INITIAL SALES CHARGES

    The aggregate dollar amount of Initial Sales Charges on Class A and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

    For the fiscal year ended October 31, 2002 (paid to Salomon Smith Barney):
Class A .............................................................. $886,000
Class L .............................................................. $955,000

    For the fiscal year ended October 31, 2002 (paid to PFS Distributors):
Class A .............................................................. $399,494

DEFERRED SALES CHARGES

    The aggregate dollar amount of Deferred Sales Charges on Class A, Class B and Class L shares received by Salomon Smith Barney and its affiliates were as follow:

    For the fiscal year ended October 31, 2002 (paid to Salomon Smith Barney):
Class A .............................................................. $      0
Class B .............................................................. $ 15,000
Class L .............................................................. $      0

    For the fiscal year ended October 31, 2002 (paid to PFS Distributors):
Class A .............................................................. $      0
Class B .............................................................. $      0

    Class A, Class B and Class L shares of the fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class L shares. Such fees may be used to make payments to the distributors for distribution services, to service agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributors, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A and Class L shares also provide that the distributors and service agents may receive the sales charge paid by Class A and Class L investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class L shares provide that the distributors and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class L investors, respectively.

    The Service Plans permit the fund to pay fees to the distributors, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund will pay the fees to the distributors and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Service Plans for the fund, the Trustees will review the Service Plans and the expenses for the fund and each class within the fund separately.

    Each Service Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund's distributors or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified Trustees"). Each Service Plan requires that the Trust and the distributors provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Service Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributors will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributors will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributors act as the agent of the Trust in connection with the offering of shares of the fund pursuant to the Distribution Agreements. The Prospectus contains a description of fees payable to the distributors under the Distribution Agreements.

    For the fiscal year ended October 31, 2002, the fees paid to Salomon Smith Barney and/or PFS Distributors with respect to Class A, Class B and Class L shares of the fund were $6,818, $216,954 and $39,183, respectively.

    For the fiscal year ended October 31, 2002, the distributor and/or service agents incurred the following distribution expenses under the Plan for the fund:

                                                                           AMOUNT SPENT
                                  AMOUNTS PAID   COMPENSATION   AMOUNT     ON PRINTING                TOTAL
                                   TO SELECTED     TO SALES    SPENT ON    AND MAILING   INTEREST  DISTRIBUTION
                                     DEALERS       PERSONNEL  ADVERTISING  OF PROSPECTUS  EXPENSES      FEES
                                  ------------   ------------ ----------- -------------  --------  -------------
Smith Barney Capital
  Preservation Fund II             $219,886        $105,667     $55,034      $760         $(858)       $380,489

FINANCIAL GUARANTEE AGREEMENT

    The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the value of that shareholder's account as of the fund's close of business on November 1, 2002 (the business day before the beginning of the Guarantee Period) reduced to reflect expenses incurred by the fund that are not covered by the Expense Limitation Agreement with the manager, provided that all dividends and distributions received from the fund have been reinvested and no shares have been redeemed. The fund's Guarantee is backed by an unconditional and irrevocable financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the fund (the "Insurance Policy"). The fund will pay Ambac a fee equal to 0.75% per annum of the average daily net assets of the fund during the Guarantee Period for providing the Insurance Policy. The Insurance Policy is unconditional and irrevocable. However, the fund's Trustees and Ambac may agree to amend the Insurance Policy at any time without a vote of shareholders. The address of Ambac is One State Street Plaza, 18th Floor, New York, NY 10004.

    Ambac, the manager and the Trust have entered into a Financial Guarantee Agreement specifying the rights and obligations of the parties with respect to the fund. The terms of the Financial Guarantee Agreement limit the manner in which the fund may be managed during the Guarantee Period. The Financial Guarantee Agreement also may be revised by the Trustees and Ambac without a vote of shareholders.

EXPENSES

    In addition to amounts payable under the Management Agreement and the Service Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the fund's distributors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The manager has entered into a Expense Limitation Agreement with the fund under which it will limit expenses of the fund during the Guarantee Period, excluding expenses such as interest, taxes and extraordinary expenses, subject to possible reimbursement to the manager within three years, to a maximum of 1.95% per annum in the case of Class A shares and 2.70% per annum in the case of Class B and Class L shares. The expense limit will continue through at least the Guarantee Maturity Date. The fund's Prospectus contains more information about the expenses of the fund.

TRANSFER AGENT

    The Trust has entered into a Transfer Agency and Service Agreement pursuant to which Citicorp Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb), an affiliate of Salomon Smith Barney ("Citicorp Trust"), acts as transfer agent for the fund. Under the Transfer Agency and Service Agreement, Citicorp Trust maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, Citicorp Trust receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services act as sub-transfer agents pursuant to agreements with Citicorp Trust. Under each sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, each sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of Citicorp Trust is 125 Broad Street, New York, New York, 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940 and of Primerica Shareholder Services is 3120 Breckinridge Blvd., Duluth, Georgia, 30099.

CUSTODIAN

    The Trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a sub-custodian bank approved by the fund's Trustees.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS

    KPMG LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of KPMG LLP is 757 Third Avenue, New York, New York 10017.

COUNSEL

    Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as counsel for the fund.

                          11. PORTFOLIO TRANSACTIONS

    The manager trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of fund securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the fund.

    The management fees that the fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager's other clients. Investment decisions for the fund and for the manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    The fund may from time to time place brokerage transactions with the fund's distributor, Salomon Smith Barney, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

    During the fiscal year ended October 31, 2002, the fund paid $0 in brokerage commissions.

           12. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of the fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the fund.

    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to the fund, and ownership of fund shares may be disclosed by the fund if so required by law or regulation.

    Each shareholder of the fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of the fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust (or of the affected series or class) voting as a single class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment adviser or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                               13.  TAX MATTERS

TAXATION OF THE FUND
    FEDERAL TAXES. The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

    FOREIGN TAXES. Investment income and gains received by the fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the fund to a reduced rate of tax or an exemption from tax on such income. The fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the fund's effective rates of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.

    If the fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If the fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amount distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not qualify to elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of the fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends, whether received in cash or additional shares, are subject to taxation in accordance with newly enacted tax laws as more fully described in the Prospectus. Any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short- term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The fund will withhold tax payments at the current withholding rate (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS.Any investment by the fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. An investment by the fund in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

    PAYMENT UNDER THE FINANCIAL GUARANTEE INSURANCE POLICY. If Ambac makes a payment to the fund in connection with the Guarantee, the payment will likely be considered to reduce the fund's losses on securities transactions or in the absence of losses be treated as additional income from securities. A portion or all of such a payment may be treated as ordinary income of the fund, in which case (i) that amount will not be offset by any capital losses in computing the amount that the fund must distribute to shareholders, and (ii) any distribution resulting from that amount will be taxable as ordinary income, rather than capital gain, in the hands of shareholders. However, if the Internal Revenue Service took the position that a payment in connection with the Guarantee were not income from investments in securities, or that the Ambac financial guarantee insurance policy were a nonqualifying asset for "regulated investment company" purposes, the fund could fail to qualify as a "regulated investment company," with the adverse tax consequences discussed above.

    OPTIONS, ETC. The fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. The fund may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by the fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the fund. The fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the fund.

    The foregoing summarizes the consequences of an investment in the fund under current U.S. income tax law. It is not a substitute for personal tax advice. You should consult your own tax advisor about the potential consequences of an investment in the fund under your particular circumstances.

                          14.  FINANCIAL STATEMENTS

    The audited Schedule of Investments as of October 31, 2002, Statement of Assets and Liabilities as of October 31, 2002, Statement of Operations for the period from September 24, 2002 (commencement of operations) to October 31, 2002, Statement of Changes in Net Assets for the period from September 24, 2002 (commencement of operations) to October 31, 2002, Financial Highlights for the period from September 24, 2002 (commencement of operations) to October 31, 2002, Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the fund, are incorporated by reference into this Statement of Additional Information. These financial statements and notes thereto have been so incorporated in reliance upon the report of KPMG, LLP, independent accountants, on behalf of the fund.

SMITH BARNEY CAPITAL PRESERVATION FUND II

INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, New York 10022

DISTRIBUTORS
Salomon Smith Barney Inc.
388 Greenwich Street, New York, NY 10013

PFS Distributors, Inc.
3120 Breckinridge Blvd., Duluth, Georgia, 30099

TRANSFER AGENT
Citicorp Trust Bank, fsb
125 Broad Street, New York, New York 10004

SUB-TRANSFER AGENTS
PFPC Global Fund Services
P.O. Box 9699, Providence, RI 02940-9699

Primerica Shareholder Services
P.O. Box 9662, Providence, Rhode Island 02940-9662

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, Massachusetts 02110

AUDITORS
KPMG LLP
757 Third Avenue, New York, New York 10017

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, Massachusetts 02110

                                     Rule 497(e) File Nos. 2-90519 and 811-4007

                                                                   Statement of
                                                         Additional Information
                                                              February 28, 2003
             As supplemented August 29, 2003, April 17, 2003 and March 18, 2003

SMITH BARNEY(SM) DIVERSIFIED LARGE CAP GROWTH FUND
SMITH BARNEY(SM) SMALL CAP GROWTH OPPORTUNITIES FUND

(Members of the Smith Barney(SM) Family of Funds)

    Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund (the "funds") are series of Smith Barney Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                          PAGE

 1. The Trust ............................................................   2
 2. Investment Objectives and Policies ...................................   2
 3. Description of Permitted Investments and Investment Practices ........   3
 4. Investment Restrictions ..............................................  18
 5. Performance Information and Advertising ..............................  19
 6. Determination of Net Asset Value; Valuation of Securities ............  23
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................  24
 8. Management ...........................................................  33
 9. Portfolio Transactions ...............................................  47
10. Description of Shares, Voting Rights and Liabilities .................  48
11. Tax Matters ..........................................................  50
12. Financial Statements .................................................  52

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the funds' separate Prospectuses, dated February 28, 2003, by which shares of the funds are offered. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 49 hereof. These financial statements can be found in each fund's Annual Report to Shareholders. An investor may obtain copies of each fund's Prospectus and Annual Report without charge by calling 1-800-451-2010.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    Smith Barney Trust II is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Diversified Large Cap Growth Fund (the "Large Cap Growth Fund") and Smith Barney Small Cap Growth Opportunities Fund (the "Small Cap Growth Fund"), each of which is a separate series of the Trust. Prior to September 11, 2000, Large Cap Growth Fund was called CitiFunds Large Cap Growth Portfolio, and Small Cap Growth Fund was called CitiFunds Small Cap Growth Portfolio. Prior to March 2, 1998, the Large Cap Growth Fund was called Landmark Equity Fund, and the Small Cap Growth Fund was called Landmark Small Cap Equity Fund. References in this Statement of Additional Information to the "Prospectus" of a fund are to the applicable fund's Prospectus, dated February 28, 2003.

    Each fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Each fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    Smith Barney Fund Management LLC ("SBFM" or the "manager") is the investment manager to each fund. SBFM manages the investments of each fund from day to day in accordance with its investment objectives and policies. The selection of investments for each fund and the way it is managed depends on the conditions and trends in the economy and the financial marketplaces. SBFM also provides certain administrative services to the funds.

    Shares of each fund are continuously sold by Salomon Smith Barney, Inc., each fund's distributor. Shares may be purchased from the funds' distributor, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called "service agents"). The distributor and service agents may receive fees from the funds pursuant to Service Plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

                    2.  INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each of the Large Cap Growth Fund and the Small Cap Growth Fund is long-term capital growth. Dividend income, if any, is incidental to each of these investment objectives.

    Each fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in each fund's Prospectus concerning the investment policies and techniques of each fund.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Of course, there can be no assurance that a fund will achieve its objective.

    Under normal market conditions, the Large Cap Growth Fund invests at least 80% of its net assets in securities of companies with large market capitalizations and related investments. Under normal market conditions, the Small Cap Growth Fund invests at least 80% of its net assets in securities of companies with small market capitalizations and related investments. Although these specific investment policies may be changed without shareholder approval, each fund has adopted a policy to provide its shareholders with at least 60 days prior notice of any change in its 80% policy.

    Certain investment restrictions of the funds described below under "Investment Restrictions" are fundamental and cannot be changed with respect to a fund without approval by the investors in the fund.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    A fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the fund's Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

OPTIONS

    The funds may write covered call and put options and purchase call and put options on securities for hedging and non-hedging purposes. Call and put options written by a fund may be covered in the manner set forth below, or a fund will segregate cash or liquid securities equal to the value of the securities underlying the option.

    A call option written by a fund is "covered" if the fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or liquid securities in a segregated account. A put option written by a fund is "covered" if the fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the fund in cash or liquid securities in a segregated account. Put and call options written by a fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the fund from risk of loss.

    When a fund writes a call option, the fund, in return for a fee, or "premium", agrees to sell a security at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the fund holds the security in question, the fund gives up some or all of the opportunity to profit from the increase in the market price of the security during the life of the option. The fund retains the risk of loss should the price of the security decline. If the option expires unexercised, the fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the fund realizes a gain or loss equal to the difference between the fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

    A fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. A fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, if the fund holds the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security. If the fund does not hold the underlying security, the fund's loss could be unlimited.

    A fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities that a fund plans to purchase. A put option written by the fund gives the holder the right to sell, and, in return for a premium, obligates the fund to buy, a security at the exercise price at any time before the expiration date.

    In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss to the fund, unless the security later appreciates in value. A fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

    Each fund may purchase options for hedging purposes or to increase the fund's return. When put options are purchased as a hedge against a decline in the value of portfolio securities, the put options may be purchased at or about the same time that the fund purchases the underlying security or at a later time. If such decline occurs, the put options will permit a fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Similarly, when put options are used for non-hedging purposes, the fund may make a profit when the price of the underlying security or instrument falls below the strike price. If the price of the underlying security or instrument does not fall sufficiently, the options may expire unexercised and the fund would lose the premiums it paid for the option. If the price of the underlying security or instrument falls sufficiently and the option is exercised, the amount of any resulting profit will be offset by the amount of premium paid.

    Each fund may purchase call options to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. If such increase occurs, the call option will permit the fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the fund and the premium would be lost.

    Call options may also be purchased in order to increase a fund's return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a call option may be sold by a fund in closing sale transactions, which are sales by the fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend upon whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The purchase of call options on securities that a fund owns, when a fund is substantially fully invested, is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Each fund may write (sell) call and put options and purchase call and put options on securities indices. The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

    Each fund may cover call options on securities indices by owning securities whose price changes, in the opinion of the manager or a subadviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or liquid securities in a segregated account. A fund may cover put options on securities indices by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account or by holding a put on the same securities index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the fund in cash or liquid securities in a segregated account. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Investors should be aware that although a fund will only write call or put options on securities indices that are covered, covering an option does not protect the fund from risk of loss.

    A fund will receive a premium from writing a put or call option, which increases the fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund's stock investments. By writing a put option, a fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a fund correlate with changes in the value of the index, writing covered put options on indices will increase the fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

    Each fund may purchase put options on securities indices when the portfolio managers believe that there may be a decline in the prices of the securities covered by the index. The fund will realize a gain if the put option appreciates in excess of the premium paid for the option. If the option does not increase in value, the fund's loss will be limited to the premium paid for the option plus related transaction costs.

    A fund may purchase call options on securities indices to take advantage of an anticipated broad market advance, or an advance in an industry or market segment. A fund will bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when a fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. However, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio managers desire that a fund engage in such a transaction.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a fund realizes a gain or loss from purchasing or writing options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a fund of options on securities indices is subject to the portfolio managers' ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities. When a fund purchases or writes securities index options as a hedging technique, the fund's success will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected.

    A fund's purchase or sale of securities index options in an attempt to enhance performance involves speculation and may be very risky and cause losses, which, in the case of call options written, are potentially unlimited.

    The funds may purchase over-the-counter ("OTC") or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation assures that all transactions are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the fund, the fund would lose the premium it paid for the option and the expected benefit of the transaction.

    Listed options may have a liquid market while dealer options have none. Consequently, a fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a fund writes a dealer option, it generally will be able to close out the option prior to the expiration only by entering into a closing purchase transaction with the dealer to which the fund originally sold the option. Although the funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the funds, there can be no assurance that a fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a fund. Until a fund, as an OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the fund may be unable to liquidate a dealer option.

    Each fund may purchase and write options on foreign currencies as more fully described in "Foreign Currency Exchange Transactions" below. Each of the funds may also purchase or write call options on futures contracts as more fully described in "Options on Futures Contracts" below.

    The use of options by the funds may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

FUTURES CONTRACTS

    Each fund may enter into stock index futures contracts for hedging purposes and for nonhedging purposes.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    Futures contracts on individual equity securities continue to be developed and each fund may invest in any such contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

    Each fund may buy and sell stock index futures contracts to attempt to increase investment return, to gain stock market exposure while holding cash available for investments and redemptions, or to protect against a decline in the stock market.

    A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at the price agreed upon when the contract is made. A unit is the current value of the stock index.

    The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the fund will gain $400 (100 units x gain of $4) reduced by transaction costs. If the fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the fund will lose $200 (100 units x loss of $2) increased by transaction costs.

    Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the fund, which could require the fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the portfolio managers' investment judgment about the general direction of interest rates, equity markets, or other economic factors is incorrect, the fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a fund entered into a stock index futures contract in the belief that the prices of the stocks comprising the index would increase, and prices decreased instead, the fund would have both losses in its portfolio securities as well as in its futures positions.

    CFTC regulations require compliance with certain limitations in order to assure that a fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit a fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish that fund's non-hedging futures positions would exceed 5% of that fund's net assets. These limitations apply only to instruments regulated by the CFTC, and may not apply to all of the funds' transactions in futures contracts.

    Each fund will comply with this CFTC requirement, if applicable. In addition, an amount of cash or liquid securities will be maintained by the fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the fund's obligations under the futures contract, or the fund will otherwise "cover" its positions in accordance with applicable policies and regulations.

    The use of futures contracts potentially exposes a fund to the effects of "leveraging," which occurs when futures are used so that the fund's exposure to the market is greater than it would have been if the fund had invested directly in the underlying securities. "Leveraging" increases a fund's potential for both gain and loss.

OPTIONS ON FUTURES CONTRACTS

    The funds may purchase and write options to buy or sell futures contracts in which the funds may invest. These investment strategies may be used for hedging purposes and for non-hedging purposes, subject to applicable law.

    An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profits or loss on the transaction.

    Options on futures contracts that are written or purchased by a fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

    A fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract, (b) through ownership of the instrument, or instruments included in the index underlying the futures contract, or (c) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the funds in cash or securities in a segregated account. A fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security or index underlying the futures contract, (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the funds in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by a fund, the fund will be required to sell the underlying futures contract which, if the fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by a fund is exercised, the fund will be required to purchase the underlying futures contract which, if the fund has covered its obligation through the sale of such contract, will close out its futures position.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the fund's security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a fund writes an option on a futures contract and that option is exercised, the fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and a fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a fund to incur a loss on both the hedging instrument and the futures contract being hedged.

    The funds may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

    The funds may also purchase options on futures contracts for non-hedging purposes, in order to take advantage of projected market advances or declines or changes in interest rates or exchange rates. For example, a fund can buy a call option on a futures contract when the portfolio managers believe that the underlying futures contract will rise. If prices do rise, the fund could exercise the option and acquire the underlying futures contract at the strike price or the fund could offset the long call position with a sale and realize a profit. Or, a fund can sell a call option if the portfolio managers believe that futures prices will decline. If prices decline, the call will likely not be exercised and the fund would profit. However, if the underlying futures contract should rise, the buyer of the option would likely exercise the call against the fund and acquire the underlying futures position at the strike price; the fund's loss in this case could be unlimited.

    The funds' use of options on futures contracts may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements collateralized by securities in which that fund may otherwise invest. Repurchase agreements are agreements by which a fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, a fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the fund could experience a loss. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub-custodian shall have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the fund may suffer time delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the fund.

REVERSE REPURCHASE AGREEMENTS

    Each fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund and the agreement by the fund to repurchase the securities at an agreed-upon price, date and interest payment. When a fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the fund's ability to meet its current obligations or impede investment management if a large portion of the fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, a fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the fund could experience a loss.

ETFS OR EXCHANGE TRADED FUNDS

    The funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by a fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

SECURITIES OF NON-U.S. ISSUERS

    Each fund may invest in securities of non-U.S. issuers. Investing in securities issued by foreign governments or by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. securities trading practices, including those involving securities settlement where a fund's assets may be released prior to receipt of payments, may expose the funds to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

    American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the funds to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

    The funds may invest in securities of non-U.S. issuers that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

    The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that a fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

    In addition, unanticipated political or social developments may affect the value of a fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investment in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

EURO CONVERSION

    The funds may invest in securities of issuers in European countries. Certain European countries have joined the European Economic and Monetary Union (EMU). On January 1, 2002, each of the countries participating in EMU adopted the euro as its sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier crossborder mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because each fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the funds may engage in foreign currency exchange transactions as an attempt to protect against uncertainty in the level of future foreign currency exchange rates or as an attempt to enhance performance.

    The funds may enter into foreign currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. A fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies.

    The funds may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades. A fund may enter into forward contracts for hedging and non-hedging purposes, including transactions entered into for the purposes of profiting from anticipated changes in foreign currency exchange rates.

    Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein.

    When a fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the portfolio managers believe that the currency of a particular country may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell the non-U.S. currency, for a fixed amount of U.S. dollars. If a fund owns securities in that currency, the portfolio managers may enter into a contract to sell the non-U.S. currency in an amount approximating the value of some or all of the fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

    At the maturity of a forward contract, a fund will either deliver the non-U.S. currency, or terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If a fund engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date a fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    Where a fund enters into a forward contract with respect to securities it holds denominated in the non-U.S. currency, it is impossible to forecast with precision the market value of a fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for a fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the fund is obligated to deliver.

    When a fund enters into a forward contract for non-hedging purposes, there is a greater potential for profit but also a greater potential for loss. For example, a fund may purchase a given foreign currency through a forward contract if the value of such currency is expected to rise relative to the U.S. dollar or another foreign currency. Conversely, a fund may sell the currency through a forward contract if the value of the currency is expected to decline against the dollar or another foreign currency. The fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase gross income. Where exchange rates do not move in the direction or the extent anticipated, however, the fund may sustain losses which will reduce its gross income. Such transactions should be considered speculative and could involve significant risk of loss.

    When entering into forward contracts, each fund intends to comply with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Those policies currently require that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the fund otherwise covers its position in accordance with applicable regulations and policies.

    Each fund may purchase put options on a currency in an attempt to protect against currency rate fluctuations or to seek to enhance gains. When a fund purchases a put option on a currency, the fund will have the right to sell the currency for a fixed amount in U.S. dollars, or other currency. Conversely, where a rise in the value of one currency is projected against another, the fund may purchase call options on the currency, giving it the right to purchase the currency for a fixed amount of U.S. dollars or another currency. Each fund may purchase put or call options on currencies, even if the fund does not currently hold or intend to purchase securities denominated in such currencies.

    The benefit to the fund from purchases of currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options.

    The funds may write options on currencies for hedging purposes or otherwise in an attempt to achieve their investment objectives. For example, where a fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the fund may be offset by the amount of the premium received. If the expected decline does not occur, the fund may be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A fund could also write call options on a currency, even if it does not own any securities denominated in that currency, in an attempt to enhance gains. In that case, if the expected decline does not occur, the fund would be required to purchase the currency and sell it at a loss, which may not be offset by the premium received. The losses in this case could be unlimited.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, a fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. A fund could also write put options on a currency, even if it does not own, or intend to purchase, any securities denominated in that currency. In that case, if the expected increase does not occur, the fund would be required to purchase the currency at a price that is greater than the current exchange rate for the currency, and the losses in this case could exceed the amount of premium received for writing the options, and could be unlimited.

    Options on foreign currencies are traded on U.S. or foreign exchanges or in the over-the-counter market. Each fund may enter into transactions in options on foreign currencies that are traded in the over-the-counter market. These transactions are not afforded the protections provided to traders on organized exchanges or those regulated by the CFTC. In particular, over-the-counter options are not cleared and guaranteed by a clearing corporation, thereby increasing the risk of counterparty default. In addition, there may not be a liquid market on these options, which may prevent a fund from liquidating open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market conditions.

    The purchase and sale of foreign currency options are subject to the risks of the availability of a liquid secondary market and counterparty risk, as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible interventions by governmental authorities and the effects of other political and economic events. In addition, the value of a fund's positions in foreign currency options could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, and (4) imposition of different exercise and settlement terms and procedures and margin requirements than in the United States.

    In addition, because foreign currency transactions occurring in the interbank market generally involve substantially larger amounts than those that may be involved in the use of foreign currency options, the funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets, or other markets used by the funds are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that may not be reflected in the U.S. or other markets used by the funds.

    Put and call options on non-U.S. currencies written by a fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Each fund may engage in proxy hedges and cross hedges. For example, in a proxy hedge, a fund, having purchased a security, would sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold might be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. For example, the fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an attempt to protect against declines in value of the fund's holdings denominated in the currency sold.

    Investing in ADRs and other depository receipts presents many of the same risks regarding currency exchange rates as investing directly in securities traded in currencies other than the U.S. dollar. Because the securities underlying ADRs are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. A fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depository receipts.

    Of course, a fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the portfolio managers. It should be realized that under certain circumstances, the funds may not be able to hedge against a decline in the value of a currency, even if the portfolio managers deem it appropriate to try to do so, because doing so would be too costly. Transactions entered into to protect the value of a fund's securities against a decline in the value of a currency (even when successful) do not eliminate fluctuations in the underlying prices of the securities. Additionally, although hedging transactions may tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    Investors should also be aware of the increased risk to a fund and its investors when it enters into foreign currency exchange transactions for non-hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which are not offset by increases in the value of a fund's other assets. Although a fund is required to segregate assets or otherwise cover certain types of transactions, this does not protect the fund against risk of loss. Furthermore, the funds' use of foreign currency exchange transactions may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, each fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides a fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio managers to be of good standing, and when, in the judgment of the portfolio managers, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund could suffer loss if the borrower terminates the loan and the fund is forced to liquidate investments in order to return the cash collateral to the buyer. The portfolio managers will make loans only when, in the judgment of the portfolio managers, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the portfolio managers determine to make loans, it is not intended that the value of the securities loaned by a fund would exceed 30% of the market value of its total assets.

WHEN-ISSUED SECURITIES

    Each fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities will occur beyond customary settlement time. It is expected that, under normal circumstances, the applicable fund would take delivery of such securities, but the fund may sell them before the settlement date. In general, the fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. When a fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the funds intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of a fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

CONVERTIBLE SECURITIES

    The funds may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

RULE 144A SECURITIES

    Consistent with applicable investment restrictions, each fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, neither fund will invest more than 15% of its net assets (taken at market value) in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees of the Trust determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the manager or to a subadviser the daily function of determining and monitoring liquidity of Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    Each fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a fund to sell them promptly at an acceptable price.

BANK OBLIGATIONS

    The funds may invest in bank obligations, i.e., certificates of deposit, time deposits including Eurodollar time deposits, and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

COMMERCIAL PAPER

    Each fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

OTHER INVESTMENT COMPANIES

    Subject to applicable statutory and regulatory limitations, assets of each fund may be invested in shares of other investment companies. Each fund may invest up to 5% of its assets in closed-end investment companies as permitted by applicable law.

SECURITIES RATED BAA OR BBB

    Each fund may purchase securities rated Baa by Moody's or BBB by S&P and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

    Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that Moody's, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

ADDITIONAL DISCLOSURE REGARDING DERIVATIVES

    Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while forward contracts may be entered into only in the over-the-counter market. Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by a fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

    Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, a fund may sell futures contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transactions will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction.

    The use of certain derivatives, such as futures, forward contracts, and written options may involve leverage for the funds because they create an obligation, or indebtedness, to someone other than the funds' investors and enable a fund to participate in gains and losses on an amount that exceeds its initial investment. If a fund writes a stock put option, for example, it makes no initial investment, but instead receives a premium in an amount equal to a fraction of the price of the underlying stock. In return, the fund is obligated to purchase the underlying stock at a fixed price, thereby being subject to losses on the full stock price.

    Likewise, if a fund purchases a futures contract, it makes an initial margin payment that is typically a small percentage of the contract's price. However, because of the purchase, the fund will participate in gains or losses on the full contract price.

    Other types of derivatives provide the economic equivalent of leverage because they display heightened price sensitivity to market fluctuations, such as changes in stock prices or interest rates. These derivatives magnify a fund's gain or loss from an investment in much the same way that incurring indebtedness does. For example, if a fund purchases a stock call option, the fund pays a premium in an amount equal to a fraction of the stock price, and in return, the fund participates in gains on the full stock price. If there were no gains, the fund generally would lose the entire initial premium.

    Options, futures contracts, options on futures contracts, forward contracts and swaps may be used alone or in combinations in order to create synthetic exposure to securities in which a fund otherwise invests.

    The use of derivatives may increase the amount of taxable income of a fund and may affect the amount, timing and character of a fund's income for tax purposes, as more fully discussed herein in the section entitled "Tax Matters."

ADDITIONAL INFORMATION

    At times, a substantial portion of a fund's assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by the manager and its affiliates, holds all or a major portion. Although the manager generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when it believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default under such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

DEFENSIVE STRATEGIES

    Each fund may, from time to time, take temporary defensive positions that are inconsistent with the fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the funds may invest without limit in high quality money market and other short-term instruments, and may not be pursuing their investment goals.

                         4.  INVESTMENT RESTRICTIONS

    Each fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    A fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the applicable Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage is not considered a violation of policy.

                 5.  PERFORMANCE INFORMATION AND ADVERTISING

    From time to time the funds may advertise their total returns, average annual total returns and before- and after-tax average annual returns in advertisements and/or other types of sales literature and in reports or other communications to shareholders. These figures are computed separately for Class A, Class B, Class L and Class Y shares of a fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the applicable Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of fund shares may be compared with current or historical performance of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including but not limited to: Morning Star, Inc., Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the funds describes the expenses or performance of any class it will also disclose such information for the other classes.

AVERAGE ANNUAL TOTAL RETURN

    A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

         P(1 + T)n = ERV
Where:   P   =   a hypothetical initial payment of $1,000.

         T   =   average annual total return.

         n   =   number of years.

         ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10- year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

    In computing total rates of return and yield quotations, all fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment.

    In addition to the fee waivers and expense subsidies described in each Prospectus, the manager may further waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimbursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

    Set forth below is the average annual total rate of return information for the Class A, Class B, Class L and Class Y shares of each fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. Prior to January 4, 1999 there were no sales charges on the purchase or sale of the funds' shares. The Class A performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The funds offered Class B shares beginning January 4, 1999 and Class L and Class Y shares beginning September 22, 2000. For periods prior to January 4, 1999 (in the case of Class B shares) and September 22, 2000 (in the case of Class L and Class Y shares although no Class Y shares were outstanding as of October 31, 2002), share performance includes the performance of the fund's Class A shares, adjusted to take into account the deduction of the different sales charges applicable to such Class, rather than the initial sales charge applicable to Class A shares. This blended performance has been adjusted to take into account differences in class specific operating expenses.

    Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

                                                                       AVERAGE
                                                                        ANNUAL
                                                                      TOTAL RATE
LARGE CAP GROWTH FUND                                                 OF RETURN
---------------------                                                 ---------
CLASS A
Ten Years Ended October 31, 2002 .....................................    6.81 %
Five Years Ended October 31, 2002 ....................................   (1.77)%
One Year Ended October 31, 2002 ......................................  (21.52)%

CLASS B
January 4, 1999 (Commencement of Operations) to October 31, 2002 .....  (11.33)%
Ten Years Ended October 31, 2002 .....................................     n/a
Five Years Ended October 31, 2002 ....................................     n/a
One Year Ended October 31, 2002 ......................................  (22.05)%

CLASS L
September 22, 2000 (Commencement of Operations) to October 31, 2002 ..  (23.80)%
Ten Years Ended October 31, 2002 .....................................     n/a
Five Years Ended October 31, 2002 ....................................     n/a
One Year Ended October 31, 2002 ......................................  (19.60)%

                                                                       AVERAGE
                                                                        ANNUAL
                                                                      TOTAL RATE
SMALL CAP GROWTH FUND                                                 OF RETURN
---------------------                                                 ---------
CLASS A
June 21, 1995 (Commencement of Operations) to October 31, 2002 .........  9.84 %
Five Years Ended October 31, 2002 ...................................... (3.09)%
One Year Ended October 31, 2002 ........................................(22.43)%

CLASS B
January 4, 1999 (Commencement of Operations) to October 31, 2002 ....... (2.03)%
Five Years Ended October 31, 2002 ......................................   n/a
One Year Ended October 31, 2002 ........................................(23.02)%

CLASS L
September 22, 2000 (Commencement of Operations) to October 31, 2002 ....(24.91)%
Five Years Ended October 31, 2002 ......................................   n/a
One Year Ended October 31, 2002 ........................................(20.55)%

    For advertising and sales purposes, the funds will generally use the performance of Class A shares. Class A shares are sold at net asset value plus a current maximum sales charge of 5.00%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B, Class L or Class Y shares is used for advertising and sales purposes, performance after class inception will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but may not reflect the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum Contingent Deferred Sales Charge applicable to the Class B and Class L shares is deducted at the times, in the amount, and under the terms stated in the applicable Prospectus. Class B, Class L and Class Y share performance generally would have been different than Class A performance, had the Class B, Class L and Class Y shares been offered for the entire period, because the expenses attributable to Class B, Class L and Class Y shares are different than the expenses attributable to the Class A shares.

AGGREGATE TOTAL RETURN

    The funds' "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

    ERV - P

    Where: P   =  a hypothetical initial payment of $10,000.

           ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10- year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

LARGE CAP GROWTH FUND
AGGREGATE TOTAL RETURN
AS OF OCTOBER 31, 2002
                                                                    SINCE
CLASS OF SHARES    1 YEAR        5 YEARS       10 YEARS          INCEPTION(1)

Class A(2)         (21.52)%       (8.54)%        93.22%             169.01%
Class B(3)         (22.05)%       N/A            N/A               (36.86)%
Class L(4)         (19.60)%       N/A            N/A               (43.60)%
------------
(1) All outstanding shares were designated Class A on January 4, 1999. Class B shares commenced operations on January 4, 1999. Classes L shares commenced operations on September 22, 2000.
(2) The total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the total return for Class A shares for the same period would have been (17.39)%, (3.73)%, 103.39% and 183.17% for the one year, five years, ten years and since inception periods, respectively.
(3) The total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the total return for Class B shares would have been (17.95)% and (35.85)% for the one year and since inception periods, respectively.
(4) The total return figure assumes that the maximum sales charge and maximum applicable Deferred Sales Charge has been deducted from the investment at the time of purchase and redemption, respectively. If these charges had not been deducted, the total return for Class L shares would have been (43.03)% for the since inception period.

SMALL CAP GROWTH FUND
AGGREGATE TOTAL RETURN
AS OF OCTOBER 31, 2002

                                                                   SINCE
CLASS OF SHARES    1 YEAR        5 YEARS       10 YEARS          INCEPTION(1)

Class A(2)         (22.43)%       (14.52)%       N/A                 99.60%
Class B(3)         (23.02)%       N/A            N/A                (7.53)%
Class L(4)         (20.55)%       N/A            N/A               (45.32)%
------------

(1) All outstanding shares were designated Class A on January 4, 1999. Class B shares commenced operations on January 4, 1999. Classes L shares commenced operations on September 22, 2000.

(2) The total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the total return for Class A shares would have been (18.35)%, (10.03)% and 110.11% for the one year, five years and since inception periods, respectively.
(3) The total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the total return for Class B shares would have been (18.97)% and (6.19)% for the one year and since inception periods, respectively.
(4) The total return figure assumes that the maximum sales charge and maximum applicable Deferred Sales Charge has been deducted from the investment at the time of purchase and redemption respectively. If these charges had not been deducted, the average annual total return for Class L shares would have been (44.76)% for the since inception period.

AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS

    From time to time the funds may include after-tax performance information in advertisements. To the extent a fund includes such information, it will be calculated according to the following formulas:

    Average annual total return (after taxes on distributions)

                   ATVD = P(1+T)n
Where:  P          =  a hypothetical initial investment of $1,000.

        T          =  average annual total return (after taxes on
                      distributions).

        n          =  number of years.

        ATV\D/     =  ending value of a hypothetical $1,000 investment
                      made at the beginning of the period, at the end of the 1, 5 or 10 year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

    Average annual total return (after taxes on distributions and sale of fund shares)

                   ATVDR = P(1+T)n
Where:  P          =  a hypothetical initial investment of $1,000.

        T          =  average annual total return (after taxes on
                      distributions and redemption).

        n          =  number of years.

        ATV\D/\R/  =  ending value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

    Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

        6.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of each fund is determined for each class on each day during which the New York Stock Exchange ("NYSE") is open for trading ("business day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and during emergencies. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to the class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value, at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the- counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the Exchange is closed and on which it is not possible to purchase or redeem shares of the funds. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when a fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for a fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premiums.

            7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF
                     FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the funds provide you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of a fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years, and Class Y shares bought under a letter of intent may convert into Class A shares in certain circumatances, each as more fully described below. In addition, shares held in a Salomon Smith Barney Retirement Program may have special exchange rights.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    Each fund receives the entire net asset value of all Class A shares that are sold. The distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------                                                  --------                   ---------                  --------

Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.25%                      4.44%                      3.83%
$50,000 to less than $100,000 ....................           3.75%                      3.90%                      3.38%
$100,000 to less than $250,000 ...................           3.25%                      3.36%                      2.93%
$250,000 to less than $500,000 ...................           2.75%                      2.83%                      2.48%
$500,000 or more but less than $1,000,000                    2.00%                      2.04%                      1.80%
$1,000,000 or more ...............................           --0--*                     --0--*                  up to 1.00%
----------
*  Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales
   Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred
   Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of each fund as defined in the Securities Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charge on Class A shares.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.50% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B Service Plan at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares sold by them.

CLASS L SHARES

    Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Service agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold. See "Deferred Sales Charge Provisions" below.

CLASS Y SHARES

    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

GENERAL

    Investors may purchase shares from a service agent that has entered into a sales or service agreement with the distributor concerning the fund. In addition, certain investors, including qualified retirement plans which are customers of certain service agents, may be eligible to purchase shares directly from the fund. When purchasing shares of a fund, investors must specify the fund's name and whether the purchase is for Class A, Class B, Class L or Class Y shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the sub-transfer agent are not subject to a maintenance fee.

    Investors in Class A, Class B and Class L shares may open an account in a fund by making an initial investment of at least (i) $1,000 for each account,
(ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minor account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(K) plans) and (iv) $1 for Simple IRAs in a fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan, or Uniform Gifts or Transfers to Minor account, (ii) $25 for a Qualified Retirement Plan and
(iii) $1 for a Simple IRA. The minimum initial and subsequent investments required for Systematic Investment Plans are discussed below under "Systematic Investment Plans." There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their spouses and children. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

    Shares purchased will be held in the shareholder's account by the service agent. Share certificates are only issued upon a written request by the shareholder of record to the sub-transfer agent.

    Purchase orders received by a fund prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of a fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the funds' distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds' distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the funds, and/or other dealer-sponsored events. From time to time the funds' distributor or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class L shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by its service agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's brokerage account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the funds or the investor's service agent.

SALES CHARGE WAIVERS AND REDUCTIONS

INITIAL SALES CHARGE WAIVERS

    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with the distributor concerning a fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup;
(f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Copeland Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the waiver of the sales charge.

RIGHT OF ACCUMULATION

    Class A shares of a fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional information is available from the funds or the investor's service agent.

LETTER OF INTENT -- CLASS A SHARES

    A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of a fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

LETTER OF INTENT -- CLASS Y SHARES

    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares of Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be converted to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to a fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact your service agent or the transfer agent for further information.

DEFERRED SALES CHARGE PROVISIONS

    Deferred Sales Charge Shares are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

YEAR SINCE PURCHASE PAYMENT WAS MADE                    DEFERRED SALES CHARGE
------------------------------------                    ---------------------

1st                                                               5%
2nd                                                               4%
3rd                                                               3%
4th                                                               2%
5th                                                               1%
6th and thereafter                                               None

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributor.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 5931/2; (e) involuntary redemptions;
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SMITH BARNEY FUNDS RETIREMENT PROGRAM

The funds offer Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

Class A Shares. Class A shares may be purchased by plans initially investing at least $3 million.

Class L Shares. Class L shares may be purchased by plans initially investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the funds. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

REDEMPTION OF SHARES

    General. Each fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to the net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Diversified Large Cap Growth Fund or Smith Barney Small Cap Growth Opportunities Fund (please specify)
  Class A, B, L or Y (please specify)
  c/o PFPC Global Fund Services
  P.O. Box 9699
  Providence, Rhode Island 02940-9699

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required however, if (i) the sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or
(iv) the redemption proceeds are transferred to an acount with a different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of a fund.

    Shareholders who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must first deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through a fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or a fund's sub-transfer agent.

    Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided to the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in a fund.)

    Redemptions. Redemption requests of up to $50,000 of any class or classes of a fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued, are not permitted under this program.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither a fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.

    Distributions in Kind. If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, the fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided your service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

    The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

    Class B Exchanges. Class B shares of any fund may be exchanged for other Class B shares without a Deferred Sales Charge. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by the funds, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

    Class A and Class Y Exchanges. Class A and Class Y shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    Neither fund is designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if a fund's management in its sole discretion determines that an investor is engaged in excessive trading, that fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. Each fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

    During times of drastic economic or market conditions, the funds may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemption and Exchange Program" above. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold Fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE

    The funds offer their shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class L and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class L shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class L shares. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

INVOLUNTARY REDEMPTIONS OF SHARES

    The Trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

                                8.  MANAGEMENT

    Each fund is supervised by a Board of Trustees. In each case, a majority of the Trustees are not affiliated with the Manager. The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee and officer is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer holds office until that individual resigns, retires or is otherwise removed. For purposes of this chart only, "SSB" shall be defined as Salomon Smith Barney Inc.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                            POSITION HELD              PRINCIPAL OCCUPATION DURING          NUMBER OF PORTFOLIOS IN
                                             AND LENGTH                      PAST 5 YEARS AND                    FUND COMPLEX
NAME AND AGE                               OF TIME SERVED              OTHER BOARD MEMBERSHIPS HELD           OVERSEEN BY TRUSTEE
------------                               --------------              ----------------------------           -------------------
INTERESTED TRUSTEE

R. Jay Gerken*; 51                     Chairman of the Board    Managing Director, SSB (since 1996).                 227
                                       and Trustee since 2002

DISINTERESTED TRUSTEES

Elliott J. Berv; 59                    Trustee since 2001       President and Chief Operations Officer,               35
                                                                Landmark City (real estate development)
                                                                (since 2002); Board Member, American
                                                                Identity Corp. (doing business as Morpheus
                                                                Technologies) (biometric information
                                                                management) (since 2001; consultant since
                                                                1999); Director, Lapoint Industries
                                                                (industrial filter company) (since 2002);
                                                                Executive Vice President and Chief
                                                                Operations Officer, DigiGym Systems (on-
                                                                line personal training systems) (since
                                                                2001); President, Catalyst (consulting)
                                                                (since 1984); Director, Alzheimer's
                                                                Association (New England Chapter) (since
                                                                1998); Chief Executive Officer, Rocket
                                                                City Enterprises (internet concierge
                                                                services) (2000 - 2001).

Donald M. Carlton; 65                  Trustee since 2001       Director, American Electric Power                     30
                                                                (electric utility) (since 1999); Director,
                                                                Valero Energy (petroleum refining) (since
                                                                1999); Consultant, URS Corporation
                                                                (engineering) (since 1999); Director,
                                                                National Instruments Corp. (technology)
                                                                (since 1994); former Chief Executive
                                                                Officer, Radian International L.L.C.
                                                                (engineering) (1969 - 1998); Member of
                                                                Management Committee, Signature Science
                                                                (research and development)
                                                                (since 2000).

A. Benton Cocanougher; 64              Trustee since 2001       Special Advisor to the President, Texas               30
                                                                A&M University (since August 2002); Dean
                                                                Emeritus and Wiley Professor, Texas A&M
                                                                University (since 2001); former Dean and
                                                                Professor of Marketing, College and
                                                                Graduate School of Business of Texas A & M
                                                                University (1987 - 2001); former Director,
                                                                Randall's Food Markets, Inc. (1990 -
                                                                1999); former Director, First American
                                                                Bank and First American Savings Bank (1994-
                                                                1999).

Mark T. Finn; 59                       Trustee since 2001       Adjunct Professor, William & Mary College             35
                                                                (since September 2002); Principal/Member,
                                                                Balvan Partners/Balfour Vantage - Manager
                                                                and General Partner to the Vantage Hedge
                                                                Fund, LP (since March 2002); Chairman and
                                                                Owner, Vantage Consulting Group, Inc.
                                                                (investment advisory and consulting firm)
                                                                (since 1988); former Vice Chairman and
                                                                Chief Operating Officer, Lindner Asset
                                                                Management Company (mutual fund company)
                                                                (1999 - 2001); former President and
                                                                Director, Delta Financial, Inc.
                                                                (investment advisory firm) (1983 - 1999);
                                                                former General Partner and Shareholder,
                                                                Greenwich Ventures LLC (investment
                                                                partnership) (1996 - 2001); former
                                                                President, Secretary, and Owner,
                                                                Phoenix Trading Co. (commodity trading
                                                                advisory firm) (1997 - 2000).

Stephen Randolph Gross; 55             Trustee since 2001       Partner, Capital Investment Advisory                  30
                                                                Partners (consulting) (since January
                                                                2000); Director, United Telesis, Inc.
                                                                (telecommunications) (since 1997);
                                                                Managing Director, Fountainhead Ventures,
                                                                L.L.C. (consulting) (since 1998);
                                                                Director, ebank.com, Inc. (since 1997);
                                                                Director, Andersen Calhoun (assisted
                                                                living) (since 1987); Secretary, Carint
                                                                N.A. (manufacturing) (since 1988); former
                                                                Treasurer, Hank Aaron Enterprises (fast
                                                                food franchise) (1985 - 2001); Chairman,
                                                                Gross, Collins & Cress, P.C. (accounting
                                                                firm) (since 1979); Treasurer, Coventry
                                                                Limited, Inc. (since 1985); former
                                                                Director, Charter Bank, Inc. (1987 -
                                                                1997); former Director, Yu Save, Inc.
                                                                (internet company) (1998 - 2000); former
                                                                Director, Hotpalm.com, Inc. (wireless
                                                                applications) (1998 - 2000); former
                                                                Director, Ikon Ventures, Inc. (1997 -
                                                                1998).

Diana R. Harrington; 62                Trustee since 1992       Professor, Babson College (since 1993);               35
                                                                former Trustee, The Highland Family of
                                                                Funds (investment company) (1997 - 1998).

Susan B. Kerley; 51                    Trustee since 1992       Consultant, Strategic Management Advisors,            35
                                                                LLC, Global Research Associates, Inc.
                                                                (investment consulting) (since 1990);
                                                                Director, Eclipse Funds (currently
                                                                supervises 17 investment companies in fund
                                                                complex) (since 1990).

Alan G. Merten; 61                     Trustee since 2001       President, George Mason University (since             30
                                                                1996); Director, Comshare, Inc.
                                                                (information technology) (since 1985);
                                                                Director, BTG (information technology)
                                                                (since 1996); former Director, Indus
                                                                (information technology) (1995 - 1999).

C. Oscar Morong, Jr.; 67               Trustee since 1991       Managing Director, Morong Capital                     35
                                                                Management (since 1993); former Director,
                                                                Indonesia Fund (closed end fund) (1990 -
                                                                1999); Trustee, Morgan Stanley
                                                                Institutional Fund (currently supervises
                                                                75 investment companies) (since 1993).

R. Richardson Pettit; 60               Trustee since 2001       Professor of Finance, University of                   30
                                                                Houston (1977 - 2002); independent
                                                                consultant (since 1984).

Walter E. Robb, III; 76                Trustee since 2001       Director, John Boyle & Co., Inc.                      35
                                                                (textiles) (since 1999); President,
                                                                Benchmark Consulting Group, Inc. (service
                                                                company) (since 1991); Director, Harbor
                                                                Sweets, Inc. (candy) (since 1990); Sole
                                                                Proprietor, Robb Associates (corporate
                                                                financial advisors) (since 1978);
                                                                Director, W.A. Wilde Co. (direct media
                                                                marketing) (since 1982); Director, Alpha
                                                                Grainger Manufacturing, Inc. (electronics)
                                                                (since 1983); Co-owner, Kedron Design
                                                                (gifts) (since 1978); former Trustee, MFS
                                                                Family of Funds (investment company) (1985
                                                                - 2001); former President and Treasurer,
                                                                Benchmark Advisors, Inc. (corporate
                                                                financial advisors) (1989 - 2000); Harvard
                                                                Club of Boston (audit committee) (since
                                                                2000).

OFFICERS
R. Jay Gerken*, 51                     Chairman, President and  Managing Director, SSB (since 1996).                  N/A
                                       Chief Executive Officer
                                       since 2002

Lewis E. Daidone*; 45                  Chief Administrative     Managing Director, SSB (since 1990); Chief            N/A
                                       Officer and Senior Vice  Financial Officer, Smith Barney Mutual
                                       President since 2000     Funds; Director and Senior Vice President,
                                                                Smith Barney Fund Management LLC and
                                                                Travelers Investment Adviser.

Frances Guggino*; 45                   Controller since 2002    Vice President, Citigroup Asset Management            N/A
                                                                (since 1991).

Andrew Beagley*; 40                    Chief Anti-Money         Director, SSB (since 2000); Director of               N/A
                                       Laundering Compliance    Compliance, North America, Citigroup Asset
                                       Officer since 2002       Management (since 2000); Director of
                                                                Compliance, Europe, the Middle East and
                                                                Africa, Citigroup Asset Management (1999 -
                                                                2000); Compliance Officer, Salomon
                                                                Brothers Asset Management Limited, Smith
                                                                Barney Global Capital Management Inc.,
                                                                Salomon Brothers Asset Management Asia
                                                                Pacific Limited (1997 - 1999).

Marianne Motley*; 43                   Assistant Treasurer      Director, Mutual Fund Administration for              N/A
                                       since 2000               SSB (since 1994).

Robert I. Frenkel*; 48                 Chief Legal Officer      Managing Director and General Counsel,                N/A
                                       since 2003 and           Global Mutual Funds for Citigroup Asset
                                       Secretary since 2000     Management (since 1994).

Thomas C. Mandia*; 40                  Assistant Secretary      Director and Deputy General Counsel,                  N/A
                                       since 2000               Citigroup Asset Management (since 1992).

Rosemary D. Emmens*; 33                Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                1998); Counsel, The Dreyfus Corporation
                                                                (from 1995 to 1998).

Harris Goldblat*; 33                   Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                2000); Associate, Stroock & Stroock &
                                                                Lavan LLP (from 1997 to 2000)

Joseph Volpe*; 40                      Assistant Controller     Vice President, Citigroup Asset Management            N/A
                                       since 2002               (since 1992)

Joseph Genco*; 34                      Assistant Controller     Assistant Vice President Citigroup Asset              N/A
                                       since 2002               Management (since 1997)

    The business affairs of the funds are managed by or under the direction of the Board of Trustees.

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. The Audit Committee met twice during the fiscal year ended October 31, 2002 to review the internal and external accounting procedures of the funds and, among other things, to consider the selection of independent certified public accountants for the funds and to review the independence of the accountants.

    The Board of Trustees also has a standing Governance Committee. All Trustees who are not "interested persons" of the funds are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the fiscal year ended October 31, 2002. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in other portfolios associated with Citigroup supervised by the Trustees as of December 31, 2002:

                                   DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                                                     AGGREGATE RANGE OF EQUITY
                                                                                         SECURITIES IN ALL
                                                                                        PORTFOLIOS OVERSEEN
                                                                                       BY THE TRUSTEE IN THE
NAME OF TRUSTEE                LARGE CAP GROWTH FUND       SMALL CAP GROWTH FUND           FUND COMPLEX
---------------                ---------------------       ---------------------           ------------
INTERESTED TRUSTEES
R. Jay Gerken                           none                       none                    over $100,000

DISINTERESTED TRUSTEES
Elliott J. Berv                         none                  $10,001-$50,000             $10,001-$50,000
Donald M. Carlton                       none                       none                   $10,001-$50,000
A Benton Cocanougher                    none                       none                     $1-$10,000
Mark T. Finn                            none                    $1-$10,000                  $1-$10,000
Stephen Randolph Gross                  none                       none                        none
Diana R. Harrington                     none                       none                   $10,001-$50,000
Susan B. Kerley                         none                       none                     $1-$10,000
Alan G. Merten                          none                       none                     $1-$10,000
C. Oscar Morong, Jr.                    none                       none                     $1-$10,000
R. Richardson Pettit                    none                       none                   $10,001-$50,000
Walter E. Robb, III                     none                       none                  $50,001-$100,000


    Neither the disinterested Trustees nor their family members had any interest in the manager, Salomon Smith Barney, and any person directly or indirectly controlling, controlled by, or under common control with the manager or Salomon Smith Barney as of December 31, 2002.

    Information regarding compensation paid to the Trustees for the fiscal year ended October 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

    Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, the funds will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

TRUSTEES COMPENSATION TABLE

                                                                             PENSION OR          TOTAL
                                                                             RETIREMENT      COMPENSATION
                                          AGGREGATE          AGGREGATE        BENEFITS      FROM FUNDS AND          NUMBER OF
                                        COMPENSATION       COMPENSATION     PAID AS PART     FUND COMPLEX         PORTFOLIOS IN
                                      FROM LARGE CAP      FROM SMALL CAP       OF FUND          PAID TO           FUND COMPLEX
TRUSTEE                                 GROWTH FUND         GROWTH FUND       EXPENSES         TRUSTEES        SERVED BY TRUSTEE
--------                              ---------------     --------------    ------------    --------------    ---------------------
INTERESTED TRUSTEES
R. Jay Gerken                                $0                 $0              None              $0                   226
Heath B. McLendon(1)                         $0                 $0              None              $0                   N/A

DISINTERESTED TRUSTEES
Elliott J. Berv                             $183                $13             None            $70,000                 35
Donald M. Carlton                           $183                $13             None            $70,000                 30
A. Benton Cocanougher                       $183                $13             None            $70,100                 30
Mark T. Finn                                $183                $13             None            $72,500                 35
Riley C. Gilley(1)                           (1)                (1)              (2)            $30,000                N/A
Stephen Randolph Gross                      $183                $13             None            $72,500                 30
Diana R. Harrington                         $183                $13             None            $72,500                 35
Susan B. Kerley                             $183                $13             None            $72,500                 35
Alan G. Merten                              $183                $13             None            $70,000                 30
C. Oscar Morong, Jr.                        $233                $17             None            $90,500                 35
R. Richardson Pettit                        $183                $13             None            $72,500                 30
Walter E. Robb, III                         $183                $13             None            $72,500                 35
E. Kirby Warren(1)                           (1)                (1)              (2)            $37,500                N/A

(1) Messrs. Kirby Warren and Riley C. Gilley, former Trustees of the Trust, retired as of June 30, 2002. For the period from
    September 1, 2001 to June 30, 2002, Messrs. Warren and Gilley received $37,500 and $30,000, respectively, as compensation from the fund complex. Mr. Heath McLendon resigned as Trustee of the Trust on September 13, 2002. Mr.
    McLendon did not receive any compensation from the Trust for the fiscal year ended October 31, 2002, as he was affiliated with the manager.
(2) Messrs. Warren and Gilley each received $37.96 from the Large Cap Growth Fund and $3.76 from the Small Cap Growth Fund under the Retirement Plan.

    The Trustees of the funds have adopted a Retirement Plan for all Trustees who are not "interested persons" of the funds, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age
75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. For the fiscal year ended October 31, 2002, Messrs. Gilley and Warren each received $17,500 from the fund complex under the Plan.

    Officers receive no compensation from the funds although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

    As of February 14, 2003, all Trustees and officers as a group owned less than 1% of the outstanding shares of each fund.

    As of February 14, 2003, the following persons owned of record the amounts indicated of the shares of the Class of the Large Cap Growth Fund:

FUND                                   CLASS           PERCENT                 NAME               ADDRESS
----                                 --------         --------               --------             --------
Large Cap Growth Fund                    L              9.29%      Patrick L. Russell and Dana  554 Willow Run
                                                                   K. Hilliker JTWROS           Lakeland, FL
                                                                                                33813-3600

Large Cap Growth Fund                    L              7.73%      James R. Lochry              1800 Brookside Drive
                                                                                                Roswell, GA
                                                                                                30076-5512

Large Cap Growth Fund                    L              7.09%      Kudchadkar Clinic Retirement P.O. Box 479
                                                                   Trust Dated 7/1/82           Winnsboro, SC
                                                                   Anil Kudchadkar TTEE         29180-0479

    As of February 14, 2003, the following persons owned of record the amounts indicated of the shares of the Class of the Small Cap Growth Fund:

FUND                                   CLASS           PERCENT                 NAME               ADDRESS
----                                 --------         --------               --------             --------
Small Cap Growth Fund                    A             14.10%      Smith Barney Multi Choice    Two Tower Center
                                                                   Trust Smith Barney Corporate P.O. Box 1063
                                                                   Trust Company                East Brunswick, NJ
                                                                                                08816-1063

Small Cap Growth Fund                    B              7.86%      Edward D. Yasko S. Barton    5915 Thorntree Drive
                                                                   Family U/A/D Edward David    San Jose, CA
                                                                   Barton TTEE                  95120-1787
                                                                   03/05/96 Yasuro S. Barton
                                                                   TTEE

Small Cap Growth Fund                    L              6.92%      Eugene J. Dabkowski TTEE     4414 Graydon Drive
                                                                   FBO Eugene J. Dabkowski TrustMiddletown, OH
                                                                   U/A/D 05/22/97               45042-3810

    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

CODE OF ETHICS

    Pursuant to Rule 17j-1 of the 1940 Act, the funds, their investment advisers and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

    Copies of the funds' Codes of Ethics are on file with the Securities and Exchange Commission ("SEC").

MANAGER

    Smith Barney Fund Management LLC acts as the investment manager ("manager") to each of the funds pursuant to a management agreement (the "Management Agreement"). The Management Agreement was recently approved by investors of the funds. Subject to such policies as the Board of Trustees of the fund may determine, the manager manages the securities of and makes investment decisions for each fund. In addition, the manager provides certain administrative services to each fund under the Management Agreement.

    The manager is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. (formerly Smith Barney Holdings), which in turn is a wholly-owned subsidiary of Citigroup.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the funds. The Management Agreement provides that the manager may delegate the daily management of the securities of a fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the funds' Trustees or by a vote of a majority of the outstanding voting securities of each such fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the funds with general office facilities and supervises the overall administration of the funds, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the funds' independent contractors and agents; and arranging for the maintenance of books and records of each fund. Trustees, officers, and investors in the funds are, or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the funds.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940
Act) or by a vote of a majority of the fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the funds, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to each fund. The Board also considered each fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of each fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the funds. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of each fund and its shareholders. The disinterested Trustees were advised by separate independent legal counsel throughout the process.

    The Prospectus for the funds contains a description of the fees payable to the manager for services under the Management Agreement with respect to each fund. The manager may reimburse a fund or waive all or a portion of its management fees.

    Citigroup Inc. affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup Inc.

    The funds use the name "Smith Barney" by agreement with SBFM. If the manager, or its assignee, ceases to serve as the manager of the funds, the funds will change their respective names so as to delete the word "Smith Barney."

    For the fiscal year ended October 31, 2000, and for the period from November 1, 2000 through March 31, 2001, the fees paid to Citibank under prior management agreements with respect to Large Cap Growth Fund were $323,431 and $115,820, respectively, and with respect to Large Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, were $3,944,108, and $1,146,728, respectively. For the period from April 1, 2001 to October 31, 2001, the fees paid to Citi Fund Management Inc. under its Management Agreements with respect to the Large Cap Growth Fund were $96,826, and with respect to the Large Cap Growth Portfolio were $1,313,846. For the period November 1, 2001 to May 12, 2002, the fees paid to Citi Fund Management Inc. under its Management Agreement with respect to the Large Cap Growth Fund were $909,203. For the period May 13, 2002 to October 31, 2002, the fees paid to SBFM under its Management Agreement with respect to the Large Cap Growth Fund were $593,876.

    For the fiscal year ended October 31, 2000, and for the period from November 1, 2000 through March 31, 2001, the fees paid to Citibank under prior management agreements with respect to Small Cap Growth Fund were $110,146 (all of which was voluntarily waived) and $40,455 (all of which was voluntarily waived) respectively, and with respect to Small Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, were $645,332 and $87,931, respectively. For the period from April 1, 2001 to October 31, 2001, the fees paid to Citi Fund Management Inc. under its Management Agreements with respect to the Small Cap Growth Fund were $53,597 (all of which was voluntarily waived) and with respect to the Small Cap Growth Portfolio were $109,152. For the period November 1, 2001 to May 12, 2002, the fees paid to Citi Fund Management Inc. under its Management Agreement with respect to the Small Cap Growth Fund were $0. For the period May 13, 2002 to October 31, 2002, the fees paid to SBFM under its Management Agreement with respect to the Small Cap Growth Fund were $0.

    The manager may retain a sub-administrator.

DISTRIBUTOR

    Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013 serves as each fund's distributor pursuant to a written agreement (the "Distribution Agreement") which was approved by the funds' Board of Trustees, including a majority of the independent Trustees.

    The Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority of a fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

INITIAL SALES CHARGES

    The aggregate dollar amount of Initial Sales Charges on Class A and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

    Large Cap Growth Fund
    Class A Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $ 33,000
    2001 ........................................................ $117,000
    2000* ....................................................... $107,572
    *portion paid to CFBDS

    Class L Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $  4,000
    2001 ........................................................ $  1,000
    2000* ....................................................... $      0
    *portion paid to CFBDS

    Small Cap Growth Fund
    Class A Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $ 15,000
    2001 ........................................................ $ 24,000
    2000* ....................................................... $ 17,219
    * portion paid to CFBDS

    Class L Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $  7,000
    2001 ........................................................ $  2,000
    2000* ....................................................... $      0
    * portion paid to CFBDS


DEFERRED SALES CHARGES

    The aggregate dollar amount of Deferred Sales Charges on Class B and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

    Large Cap Growth Fund
    Class B Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $ 28,000
    2001 ........................................................ $ 47,000
    2000* ....................................................... $ 65,267
    *portion paid to CFBDS

    Class L Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $      0
    2001 ........................................................ $      0
    2000* ....................................................... $      0
    *portion paid to CFBDS

    Small Cap Growth Fund
    Class B Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $   4,000
    2001 ........................................................ $   3,000
    2000* ....................................................... $  15,031
    * portion paid to CFBDS

    Class L Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $   1,000
    2001 ........................................................ $       0
    2000* ....................................................... $       0
    * portion paid to CFBDS

    Class A, Class B and Class L shares of each fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, a fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class L Shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of shares of the funds, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The funds also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A and Class L shares also provide that the distributor, and service agents may receive the sales charge paid by Class A and Class L investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class L shares provide that the distributor and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class L investors, respectively.

    The Service Plans permit the funds to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the funds will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The funds will pay the fees to the distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the funds. In their annual consideration of the continuation of the Service Plans for each fund, the Trustees will review the Service Plans and the expenses for each fund and each class within a fund separately.

    Each Service Plan also recognizes that various service providers to the funds, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds' distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified Trustees"). Each Service Plan requires that the Trust and the distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Service Plan may be terminated with respect to any class of a fund at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributor acts as the agent of the Trust in connection with the offering of shares of a fund pursuant to the Distribution Agreement. The Prospectus contains a description of fees payable to the distributor under the Distribution Agreement.

    For the period from November 1, 1999 to September 10, 2000, the fees payable to CFBDS, Inc. ("CFBDS") under a prior distribution agreement with respect to Class A shares of Large Cap Growth Fund were $1,210,672. For the period from September 11, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class A shares of Large Cap Growth Fund were $147,674, $798,335 and $590,552, respectively. For the period from November 1, 1999 to September 10, 2000, the fees payable to CFBDS under a prior distribution agreement with respect to Class B shares of Large Cap Growth Fund were $277,371. For the period from September 11, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class B shares of Large Cap Growth Fund were $34,109, $179,060, and $131,992, respectively. For the period from September 22, 2000 to October 31, 2000, and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class L shares of Large Cap Growth Fund were $29, $1,467 and $3,960, respectively. For the period from September 22, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class Y shares of Large Cap Growth Fund were $0, $0 and $0, respectively.

    For the period from November 1, 1999 to September 10, 2000, the fees payable to CFBDS under a prior distribution agreement with respect to Class A shares of Small Cap Growth Fund were $75,517. For the period from September 11, 2000 to October 31, 2000, and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class A shares of Small Cap Growth Fund were $10,661, $61,917 and $52,584, respectively. For the periods from November 1, 1999 to September 10, 2000, the fees payable to CFBDS under a prior distribution agreement with respect to Class B shares of Small Cap Growth Fund were $12,620. For the period from September 11, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class B shares of Small Cap Growth Fund were $2,329, $17,395, and $18,716, respectively. For the period from September 22, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class L shares of Small Cap Growth Fund were $14, $3,657 and $10,102, respectively. For the period from September 22, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class Y shares of Small Cap Growth Fund were $0, $0, and $0, respectively.

    Each Service Plan also recognizes that various service providers to the funds, such as its manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds' distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    For the fiscal year ended October 31, 2002, the distributor and/or service agents incurred the following distribution expenses under the Service Plan for each fund:

                                                                                          AMOUNT SPENT
                                       AMOUNTS PAID     COMPENSATION                       ON PRINTING
                                        TO SELECTED       TO SALES       AMOUNT SPENT      AND MAILING     INTEREST
                                          DEALERS         PERSONNEL     ON ADVERTISING    OF PROSPECTUS    EXPENSES      TOTAL
                                      ---------------   -------------   --------------   ---------------  ----------  -------------
LARGE CAP GROWTH FUND                    $85,485         $514,320          $44,748           $31               $0        $644,584

SMALL CAP GROWTH FUND                    $19,705         $ 52,759          $ 9,472           $ 1               $0        $ 81,943

EXPENSES

    In addition to amounts payable under the Management Agreement and the Service Plans, each fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Prospectus for each fund contains more information about the expenses of each fund.

TRANSFER AGENT

    The Trust has entered into a Transfer Agency and Services Agreement pursuant to which Citigroup Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb), an affiliate of Salomon Smith Barney ("CTB"), acts as transfer agent for each fund. Under the Transfer Agency and Service Agreement, CTB maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distributions payable by the funds. For these services, CTB receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for a fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Global Fund Services ("PFPC"), acts as sub-transfer agent pursuant to an agreement with CTB. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds, and distributes dividends and distributions payable by the funds. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the funds during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of CTB is 125 Broad Street, New York, New York 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940-9699.

CUSTODIAN

    The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for each fund. Among other things, State Street calculates the daily net asset value for the funds. Securities may be held for a fund by a sub-custodian bank approved by the fund's Trustees.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036.

COUNSEL

    Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the funds.

                          9.  PORTFOLIO TRANSACTIONS

    The manager trades securities for a fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for each fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager or its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by a fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to a fund.

    The management fees that a fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the manager's other clients. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal years ended October 31, 2000 and 2001, the Large Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, paid brokerage commissions of $938,115 and $284,543, respectively. For the fiscal year ended October 31, 2002, the Large Cap Growth Fund paid brokerage commissions of $219,273. For the fiscal years ended October 31, 2000 and 2001, the Small Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, paid brokerage commissions in the amount of $87,704 and $59,120, respectively. For the fiscal year ended October 31, 2002, the Small Cap Growth Fund paid brokerage commissions of $19,259.

    Each fund may from time to time place brokerage transactions with the fund's distributor, Salomon Smith Barney, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the funds from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

    For the fiscal year ended October 31, 2002, the Large Cap Growth Fund and the Small Cap Growth Fund paid $2,885 and $0 in brokerage commissions to affiliated brokers, respectively.

    For each affiliated broker, the tables below set forth the percentage of the Large Cap Growth Fund's aggregate brokerage commissions paid to the broker during the fiscal year ended October 31, 2002, and the percentage of that fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

                                                                                                                 PERCENTAGE OF
                                                                                                               AGGREGATE DOLLAR
                                                                                                                   AMOUNT OF
                                                                                        PERCENTAGE OF       TRANSACTIONS INVOLVING
                                                                                     AGGREGATE BROKERAGE          PAYMENT OF
FUND                                                         NAME OF BROKER            COMMISSIONS PAID           COMMISSIONS
----------------------------------------------------  ----------------------------  ----------------------  -----------------------
Large Cap Growth Fund                                     Salomon Smith Barney          1.3%                        1.8%

    For reporting purposes, a fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

    For the fiscal years ended October 31, 2001 and 2002 the portfolio turnover rates were as follows:

FUND                                                                   2001                    2002
----------------------------------------------------          ----------------------  -----------------------
Large Cap Growth Fund                                                 29%                    29%

Small Cap Growth Fund                                                 21%                    57%

    Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

          10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of a fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of a fund.

    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to a fund, and ownership of fund shares may be disclosed by a fund if so required by law or regulation.

    Each shareholder of a fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of a fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment adviser or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of a fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                               11.  TAX MATTERS

TAXATION OF THE FUNDS

    FEDERAL TAXES. Each fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal or excise taxes generally will be required to be paid by a fund. If any fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

    FOREIGN TAXES. Investment income and gains received by a fund from non-U.S. securities may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many other countries that may entitle a fund to a reduced rate of tax or an exemption from tax on such income. Each fund intends to qualify for treaty reduced rates where applicable. It is not possible, however, to determine a fund's effective rate of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.

    If a fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If a fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amounts distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of a fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends, whether received in cash or additional shares, are subject to taxation in accordance with newly enacted tax laws as more fully described in the Prospectus. Any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short- term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of each fund's ordinary income dividends attributable to dividends received in respect to equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. Each fund will withhold tax payments at the rate of 30% (or lower treaty rate) on taxable dividends, redemption proceeds and certain other payments that are made to persons who are neither citizens nor residents of the U.S. Distributions received from a fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. Each fund may be required to withhold (and pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax of non-U.S. shareholders.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of a fund or another of the Smith Barney mutual funds, including purchases by exchange or by reinvestment, without payment of a sales charge that would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    OPTIONS, etc. Each fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by each fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. The funds may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by a fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by a fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on a fund. A fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the fund.

                          12.  FINANCIAL STATEMENTS

    The audited Statements of Assets and Liabilities as of October 31, 2002 for Large Cap Growth Fund and Small Cap Growth Fund, and each of their respective Statements of Operations for the year ended October 31, 2002, and each of their respective Statements of Changes in Net Assets and Financial Highlights for the periods presented in the 2002 Annual Reports to Shareholders of the funds, the Notes to Financial Statements of each fund and the Report of Independent Accountants for each fund, each of which is included in the Annual Report to Shareholders of the funds, are incorporated by reference into this Statement of Additional Information. These financial statements and notes thereto have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, on behalf of each fund.

SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND

INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, New York 10022

DISTRIBUTOR
Salomon Smith Barney Inc.
388 Greenwich Street, New York, NY 10013

TRANSFER AGENT
Citigroup Trust Bank, fsb
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699, Providence, RI 02940-9699

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, MA 02110

                                    Rule 497(e) File Nos. 2-90519 and 811-4007

                                                                   Statement of
                                                         Additional Information
                                                                 April 30, 2003
                                                As supplemented August 29, 2003

SMITH BARNEY(SM) INTERNATIONAL LARGE CAP FUND

    Smith Barney(SM) International Large Cap Fund (the "Fund") is a series of Smith Barney Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----

 1. The Trust ...........................................................    2
 2. Investment Objective and Policies ...................................    2
 3. Description of Permitted Investments and Investment Practices .......    2
 4. Investment Restrictions .............................................   10
 5. Performance Information .............................................   10
 6. Determination of Net Asset Value; Valuation of Securities ...........   13
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs ................................................   14
 8. Management ..........................................................   24
 9. Portfolio Transactions ..............................................   37
10. Description of Shares, Voting Rights and Liabilities ................   39
11. Tax Matters .........................................................   40
12. Financial Statements ................................................   42

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated April 30, 2003, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 41 hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. An investor may obtain copies of the Fund's Prospectus and Annual Report without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that sell shares of the Fund, contacting the transfer agent at 1-800-451-2010, or writing to the Fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    Smith Barney Trust II is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes Smith Barney International Large Cap Fund (the "Fund"), which is a series of the Trust. Prior to September 11, 2000 the Fund was called CitiFunds International Growth Portfolio; prior to October 5, 1998, the Fund was called CitiFunds International Equity Portfolio; and prior to March 2, 1998 the Fund was called Landmark International Equity Fund. Prior to April 30, 2002, the Fund was organized as a series of CitiFunds International Trust. CitiFunds International Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 7, 1990. References in this Statement of Additional Information to the "Prospectus" of the Fund are to the Prospectus, dated April 30, 2003.

    The Fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The Fund is permitted to seek its investment objectives by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    Smith Barney Fund Management LLC ("SBFM" or the "manager") is the investment manager to the Fund. The manager oversees the investments of the Fund from day to day in accordance with the Fund's investment objectives and policies. The manager delegates the daily management of the investments of the Fund to its affiliate, Citigroup Asset Management Ltd., as subadviser. The selection of investments for the Fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. SBFM also provides certain administrative services to the Fund.

    Shares of the Fund are continuously sold by Citigroup Global Markets Inc. (formerly Salomon Smith Barney, Inc.), the Fund's distributor ("CGM" or the "distributor"). Shares may be purchased from the Fund's distributor, or from certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called "service agents"). The distributor and service agents may receive fees from the Fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act.

                    2.  INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to promote long-term capital growth. Dividend income, if any, is incidental to this investment objective. Of course, there can be no assurance that the Fund will achieve its objective.

    The Fund's Prospectus contains a discussion of the principal investment strategies of the Fund and the principal risks of investing in the Fund. The following supplements the information contained in the Fund's Prospectus concerning the Fund's investment policies and techniques.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Under normal circumstances, the Fund invests at least 80% of its net assets in large cap securities (securities of issuers typically with market capitalizations of at least $750 million or more). Although this specific investment policy may be changed without shareholder approval, the Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in this policy.

    Certain of the Fund's investment restrictions described below under "Investment Restrictions" are fundamental and cannot be changed without shareholder approval.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    The Fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the subadviser's investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the subadviser's opinion, make economic sense.

    Generally, the Fund invests in a number of different countries and, under normal circumstances, the Fund invests in at least three foreign markets. While the Fund's policy is to invest primarily in common stocks of companies organized outside the United States ("non-U.S. issuers") believed to possess better than average prospects for growth, appreciation may be sought in other types of securities, principally of non-U.S. issuers, such as fixed income securities, convertible and non-convertible bonds, preferred stocks and warrants, when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. There is no formula as to the percentage of assets that may be invested in any one type of security.

REPURCHASE AGREEMENTS

    The Fund may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof) (the "NYSE")) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund must be fully collateralized at all times during the period of the agreement in that the value of the underlying security must be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian must have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. In the event of the bankruptcy of the other pary to a repurchase agreement, the Fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

REVERSE REPURCHASE AGREEMENTS

    The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the Fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the Fund could experience a loss.

ETFS OR EXCHANGE TRADED FUNDS

    The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.

    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the Fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.

RULE 144A SECURITIES

    Consistent with applicable investment restrictions, the Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). However, the Fund will not invest more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the manager the daily function of determining and monitoring liquidity of Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

CONVERTIBLE SECURITIES

    The Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

SECURITIES OF NON-U.S. ISSUERS

    The Fund invests in securities of non-U.S. issuers. Investing in securities issued by foreign governments or by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    The Fund may invest in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with lower per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in issuers in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return, and greater risks, to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

    The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratio of the Fund may be higher than that of investment companies investing exclusively in U.S. securities.

    Subject to applicable statutory and regulatory limitations, assets of the Fund may be invested in shares of other investment companies. The Fund may invest in closed-end investment companies which primarily hold securities of non-U.S. issuers. Investments in closed-end investment companies may entail the risk that the market value of such investments may be substantially less than their net asset value. Investments in other investment companies are subject to the risk that there is duplication of investment management and other fees and expenses.

    American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. ADRs, EDRs and GDRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depository receipts.

    The Fund may invest in securities of non-U.S. issuers that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

EURO CONVERSION

    The Fund may invest in securities of issuers in European countries. Certain European countries have joined the European Economic and Monetary Union (EMU). On January 1, 2002, each of the countries participating in EMU adopted the euro as its sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may, but is not obligated to, enter into currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency, as well as convert foreign currency to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The Fund also may, but is not obligated to, enter into foreign currency hedging transactions in an attempt to protect the value of the assets of the Fund as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund's assets are valued daily in terms of U.S. dollars, the Trust does not intend to convert the Fund's holdings of other currencies into U.S. dollars on a daily basis.) The Fund does not currently intend to speculate in currency exchange rates or forward contracts.

    The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund's securities denominated in such non-U.S. currency. The projection of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that its best interests will be served.

    The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

    When entering into forward contracts, the Fund intends to comply with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the Fund otherwise covers its position in accordance with applicable regulations and policies.

    The Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

    The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    The Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objective. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.

    The writing of put or call options on non-U.S. currencies by the Fund will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Investing in ADRs and other depository receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. The Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depository receipts.

    Of course, the Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the subadviser. It should be realized that under certain circumstances, hedging arrangements to protect the value of the Fund's securities against a decline in currency values may not be available to the Fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the Fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged currency, they do not eliminate the risk of loss and also tend to limit any potential gain which might result should the value of such currency increase.

SHORT SALES "AGAINST THE BOX"

    In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities is maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    The manager does not expect that more than 40% of the Fund's total assets would be involved in short sales against the box. The subadviser does not currently intend to engage in such sales.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio manager to be of good standing, and when, in the judgment of the portfolio manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. If the portfolio manager determines to make loans, it is not intended that the value of the securities loaned by the Fund would exceed 30% of the market value of the Fund's total assets.

WHEN-ISSUED SECURITIES

    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond customary settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities, but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued basis" may increase the volatility of its net asset value.

DEFENSIVE STRATEGIES

    During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

                         4.  INVESTMENT RESTRICTIONS

    The Fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The Fund may not:

        (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

        (3) Real Estate, Oil and Gas, Mineral Interests: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

        (4) Senior Securities: issue any senior except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

        (5) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (6) Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    If a percentage or rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage is not considered a violation of policy.

                         5.  PERFORMANCE INFORMATION

    From time to time the Fund may advertise its total return, average annual total return and before- and after-tax average annual return in advertisements and/or other types of sales literature and in reports or other communications to shareholders. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund may also include comparative performance information in advertising or marketing its shares. From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of Fund shares may be compared with current or historical performance of other mutual funds, as listed in the rankings prepared by Lipper Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including but not limited to:
Morningstar, Inc., Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and the Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any class it will also disclose such information for the other classes.

AVERAGE ANNUAL TOTAL RETURN

    The Fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1 + T)/n\ = ERV

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a
       1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

    In computing total rates of return and yield quotations, all Fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment.

    In addition to the fee waivers and expense subsidies described in the Prospectus, the manager may further waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimbursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

    Set forth below is average annual total rate of return information for the Class A, Class B and Class L shares of the Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. Prior to January 4, 1999, there were no sales charges on the purchase or sale of the Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The Fund offered Class B shares beginning on January 4, 1999 and Class L shares beginning on September 22, 2000. For periods prior to January 4, 1999 (in the case of Class B shares) and September 22, 2000 (in the case of Class L shares) share performance includes the performance of the Fund's Class A shares, adjusted to take into account the deduction of the different sales charges applicable to such class, rather than the initial sales charge applicable to Class A shares. This blended performance for Class B and Class L shares has been adjusted to take into account differences in class-specific operating expenses. No Class Y shares were outstanding as of December 31, 2002.

    Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they otherwise would have been.

                                        AVERAGE ANNUAL TOTAL RETURNS
                            ---------------------------------------------------
                                                                      SINCE
                            CLASS   1 YEAR     5 YEAR     10 YEAR   INCEPTION
                            -----   ------     ------     ------    ---------
Inception: 03/01/91 .......   A    (18.08)%    (5.00)%     1.25%      1.07%
Inception: 01/04/99 .......   B    (18.64)%    (5.33)%     0.81%    (10.34)%
Inception: 09/22/00 .......   L    (16.04)%    (4.36)%     1.30%    (19.49)%

    For advertising and sales purposes, the Fund will generally use the performance of Class A shares. Class A shares are sold at net asset value plus a current maximum sales charge of 5.00%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B, Class L or Class Y shares is used for advertising and sales purposes, performance after class inception will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but may not reflect the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum Contingent Deferred Sales Charges applicable to the Class B and Class L shares and the lower initial sales charge attributable to Class L shares are deducted at the times, in the amount, and under the terms stated in the Prospectus. Class B, Class L and Class Y share performance generally would have been different than Class A performance, had the Class B, Class L and Class Y shares been offered for the entire period, because the expenses attributable to Class B, Class L and Class Y shares are different than the expenses attributable to the Class A shares.

AGGREGATE TOTAL RETURN

    The Fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

ERV - P
--------
   P

Where: P = a hypothetical initial payment of $10,000.
       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

AGGREGATE ANNUAL TOTAL RETURN

                                                                   SINCE
CLASS OF SHARES(1)   ONE YEAR      FIVE YEARS      TEN YEARS    INCEPTION(2)
------------------   --------      ----------      ---------    ------------
Class A(3)           (18.08)%       (22.64)%        13.27%           N/A
Class B(4)           (18.64)%          N/A            N/A         (35.31)%
Class L(5)           (16.04)%          N/A            N/A         (39.28)%
----------
(1)For the periods ended December 31, 2002.

(2)All outstanding shares were designated Class A on January 4, 1999. Class B shares commenced operations on January 4, 1999. Class L shares commenced operations on September 22, 2000.

(3)The aggregate annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the aggregate annual total return for Class A shares for the same period would have been (13.77)%, (18.57)% and 19.23% for one-year, five-year and ten-year periods, respectively.

(4)The aggregate annual total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the aggregate annual total return for Class B shares for the same period would have been (14.35)% and (34.20)% for one-year and since-inception periods, respectively.

(5)The aggregate annual total return figure assumes that the maximum applicable initial sales charge and Deferred Sales Charge have been deducted from the investment at the time of purchase and redemption, respectively. If these charges had not been deducted, the aggregate annual total return for Class L shares would have been (14.33)% and (38.67)% for one-year and since-inception periods, respectively.

BEFORE- AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS

    From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be calculated according to the following formulas:

    Average annual total return (after taxes on distributions)

                  ATV\D/ = P(1+T)/n\
Where:   P        =           a hypothetical initial investment of $1,000.

         T        =           average annual total return (after taxes on
                              distributions).

         n        =           number of years.

         ATV\D/   =           ending value of a hypothetical $1,000 investment
                              made at the beginning of the period, at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemptions.

    Average annual total return (after taxes on distributions and sale of fund shares)

                  ATV\DR/ = P(1+T)/n\
Where:   P        =           a hypothetical initial investment of $1,000.

         T        =           average annual total return (after taxes on
                              distributions and redemption).

         n        =           number of years.

         ATV\DR/  =           ending value of a hypothetical $1,000 investment
                              made at the beginning of the 1-, 5- or 10-year period, at the end of the period (or fractional portion thereof), after taxes on Fund distributions and redemption.

    There were no Class Y shares outstanding on December 31, 2002.

    Performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                    6.   DETERMINATION OF NET ASSET VALUE;
                           VALUATION OF SECURITIES

    The net asset value per share of the Fund is determined for each class on each day during which the NYSE is open for trading (a "business day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the Fund. If events materially affecting the value of foreign securities occur between the time at which the market price is determined and the time when the Fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

             7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE
                   OF FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the Fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects, except that each class bears its own class expenses, including distribution and service fees. Each class has exclusive voting rights with respect to any distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years and Class Y shares bought under a letter of intent may convert into Class A shares in certain circumstances, each as more fully described below. In addition, shares held in a Smith Barney Retirement Program may have special exchange rights.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    The Fund receives the entire net asset value of all Class A shares that are sold. The distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF YOUR                                             AS A % OF               AS A % OF YOUR                AS A % OF
INVESTMENT                                              OFFERING PRICE               INVESTMENT               OFFERING PRICE
----------                                              --------------               ----------               --------------

Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.25%                      4.44%                      3.83%
$50,000 to less than $100,000 ....................           3.75%                      3.90%                      3.38%
$100,000 to less than $250,000 ...................           3.25%                      3.36%                      2.93%
$250,000 to less than $500,000 ...................           2.75%                      2.83%                      2.48%
$500,000 to less than $1,000,000  ................           2.00%                      2.04%                      1.80%
$1,000,000 or more ...............................           -0-*                       -0-*                    up to 1.00%
------------

*Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charges on Class A shares.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.50% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B Service Plan at an annual rate of up to 0.25% of the average daily net assets represented by Class B shares sold by them.

CLASS L SHARES

    Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Service agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold. See "Deferred Sales Charge Provisions" below.

CLASS Y SHARES

    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

GENERAL

    Investors may purchase shares from a service agent that has entered into a sales or service agreement with the distributor concerning the Fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the sub-transfer agent are not subject to a maintenance fee.

    Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least (i) $1,000 for each account, (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minor account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan, or Uniform Gifts or Transfers to Minor account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. The minimum subsequent investments required for Systematic Investment Plans are discussed below under "Systematic Investment Plans." There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM unitholders who invest distributions from a unit investment trust ("UIT") sponsored by CGM and Directors/Trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

    Shares purchased will be held in the shareholder's account by the service agent. Share certificates are only issued upon a written request by the shareholder of record to the sub-transfer agent.

    Purchase orders received by the Fund prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE, on any day the Fund calculates is net asset value, are priced according to the net asset value determined on the trade date provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund, and/or other dealer-sponsored events. From time to time, the distributor or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class L shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by its service agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's brokerage account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the Fund or your service agent.

SALES CHARGE WAIVERS AND REDUCTIONS
  INITIAL SALES CHARGE WAIVERS

    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer that has a sales agreement with the distributor concerning the Fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participating in CGM ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the waiver of the sales charge.

RIGHT OF ACCUMULATION

    Class A shares of the Fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the Fund or the investor's service agent.

LETTER OF INTENT - CLASS A SHARES

    A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

LETTER OF INTENT - CLASS Y SHARES

    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares of Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be converted to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact your service agent or the transfer agent for further information.

DEFERRED SALES CHARGE PROVISIONS

    Deferred Sales Charges are applicable to: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

    YEAR SINCE PURCHASE WAS MADE              CDSC ON SHARES BEING SOLD
    ----------------------------              -------------------------

    1st                                                   5%
    2nd                                                   4%
    3rd                                                   3%
    4th                                                   2%
    5th                                                   1%
    6th and thereafter                                   None

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney or CitiFunds mutual funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributor.

    To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions;
(f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SMITH BARNEY FUNDS RETIREMENT PROGRAM

    The Fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

    There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

    Class A Shares. Class A shares may be purchased by plans initially investing at least $3 million.

    Class L Shares. Class L shares may be purchased by plans initially investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same Fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same Fund. Any Class L shares not converted will continue to be subject to the distribution fee.

    For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

REDEMPTION OF SHARES

    General. The Fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by CGM as custodian must be redeemed by submitting a written request to a CGM Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

      Smith Barney International Large Cap Fund
         Class A, B, L or Y (please specify)
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence Rhode Island 02940-9699

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be sumitted to the transfer agent together with the redemption request. Any signature appearing on a shares certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) the sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or
(iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the Fund.

    Shareholders who wish to participate in the Withdrawal Plan and who hold their shares of the Fund in certificate form must first deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund involved. A shareholder who purchases shares directly from the Fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or the fund's sub-transfer agent.

    Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligiblity is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Fund.)

    Redemptions. Redemptions requests of up to $50,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued, are not permitted under this program.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholers a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

    Distributions in Kind. If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B, Class L and Class Y shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

    The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

    Class B Exchanges. Class B shares of the Fund may be exchanged for other Class B shares without a Deferred Sales Charge. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

    Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other Funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through service agents, but does not apply to any systematic investment plans described in the Prospectus.

    During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE

    The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class L and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class L shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class L shares. The method of computation of the public offering price is shown in the Fund's financial statements, incorporated by reference in their entirety into this SAI.

INVOLUNTARY REDEMPTIONS OF SHARES

    The Trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer).

                                8.  MANAGEMENT

    The Fund is supervised by the Board of Trustees of the Trust, a majority of whom are not affiliated with the manager. The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee and officer is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer holds office until that individual resigns, retires or is otherwise removed.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" (as defined in the 1940 Act) of the Trust. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                         POSITION HELD                PRINCIPAL OCCUPATION DURING             NUMBER OF PORTFOLIOS
                                           AND LENGTH                       PAST 5 YEARS AND                    IN FUND COMPLEX
NAME AND AGE                             OF TIME SERVED               OTHER BOARD MEMBERSHIPS HELD            OVERSEEN BY TRUSTEE
------------                               ----------                     -------------------                    --------------
INTERESTED TRUSTEE

R. Jay Gerken*; 52                   Chairman of the Board   Managing Director, CGM (since 1996).                     225
                                     and Trustee since 2002

DISINTERESTED TRUSTEES

Elliott J. Berv; 60                  Trustee since 2001      President and Chief Operations Officer,                    37
                                                             Landmark City (real estate development) (since
                                                             2002); Board Member, American Identity Corp.
                                                             (doing business as Morpheus Technologies)
                                                             (biometric information management) (since
                                                             2001; consultant since 1999); Director,
                                                             Lapoint Industries (industrial filter company)
                                                             (since 2002); Executive Vice President and
                                                             Chief Operations Officer, DigiGym Systems (on-
                                                             line personal training systems) (since 2001);
                                                             President, Catalyst (consulting) (since 1984);
                                                             Director, Alzheimer's Association (New England
                                                             Chapter) (since 1998); Chief Executive
                                                             Officer, Rocket City Enterprises (internet
                                                             concierge services) (2000 - 2001).

Donald M. Carlton; 65                Trustee since 2001      Director, American Electric Power (electric               32
                                                             utility) (since 1999); Director, Valero Energy
                                                             (petroleum refining) (since 1999); Consultant,
                                                             URS Corporation (engineering) (since 1999);
                                                             Director, National Instruments Corp.
                                                             (technology) (since 1994); former Chief
                                                             Executive Officer, Radian International L.L.C.
                                                             (engineering) (1969 - 1998); Member of
                                                             Management Committee, Signature Science
                                                             (research and development) (since 2000).

A. Benton Cocanougher; 64            Trustee since 2001      Special Advisor to the President, Texas A&M               32
                                                             University (since August 2002); Dean Emeritus
                                                             and Wiley Professor, Texas A&M University
                                                             (since 2001); former Dean and Professor of
                                                             Marketing, College and Graduate School of
                                                             Business of Texas A&M University (1987 -
                                                             2001); former Director, Randall's Food
                                                             Markets, Inc. (1990 - 1999); former Director,
                                                             First American Bank and First American Savings
                                                             Bank (1994 - 1999).

Mark T. Finn; 59                     Trustee since 2001      Adjunct Professor, William & Mary College                 37
                                                             (since September 2002); Principal/Member,
                                                             Balvan Partners/Balfour Vantage - Manager and
                                                             General Partner to the Vantage Hedge Fund, LP
                                                             (since March 2002); Chairman and Owner,
                                                             Vantage Consulting Group, Inc. (investment
                                                             advisory and consulting firm) (since 1988);
                                                             former Vice Chairman and Chief Operating
                                                             Officer, Lindner Asset Management Company
                                                             (mutual fund company) (1999 - 2001); former
                                                             President and Director, Delta Financial, Inc.
                                                             (investment advisory firm) (1983 - 1999);
                                                             former General Partner and Shareholder,
                                                             Greenwich Ventures LLC (investment partnership)
                                                             (1996 - 2001); former President, Secretary, and
                                                             Owner, Phoenix Trading Co. (commodity trading
                                                             advisory firm) (1997 - 2000).

Stephen Randolph Gross; 55           Trustee since 2001      Partner, Capital Investment Advisory Partners             32
                                                             (consulting) (since January 2000); Director,
                                                             United Telesis, Inc. (telecommunications)
                                                             (since 1997); Managing Director, Fountainhead
                                                             Ventures, L.L.C. (consulting) (since 1998);
                                                             Director, ebank.com, Inc. (since 1997);
                                                             Director, Anderson Calhoun (assisted living)
                                                             (since 1987); Secretary, Carint, N.A.
                                                             (manufacturing) (since 1988); former
                                                             Treasurer, Hank Aaron Enterprises (fast food
                                                             franchise) (1985 - 2001); Chairman, Gross,
                                                             Collins & Cress, P.C. (accounting firm) (since
                                                             1979); Treasurer, Coventry Limited, Inc.
                                                             (since 1985), former Director, Charter Bank,
                                                             Inc. (1987 - 1997); former Director, Yu Save,
                                                             Inc. (internet company) (1998 - 2000); former
                                                             Director, Hotpalm.com, Inc. (wireless
                                                             applications) (1998 - 2000); former Director,
                                                             Ikon Ventures, Inc. (1997 - 1998).

Diana R. Harrington; 63              Trustee since 1992      Professor, Babson College (since 1993); former            37
                                                             Trustee, The Highland Family of Funds
                                                             (investment company) (1997 - 1998).

Susan B. Kerley; 51                  Trustee since 1992      Consultant, Strategic Management Advisors,                37
                                                             LLC, Global Research Associates, Inc.
                                                             (investment consulting) (since 1990);
                                                             Director, Eclipse Funds (currently supervises
                                                             17 investment companies in fund complex)
                                                             (since 1990).

Alan G. Merten; 61                   Trustee since 2001      President, George Mason University (since                 32
                                                             1996); Director, Comshare, Inc. (information
                                                             technology) (since 1985); Director, BTG
                                                             (information technology) (since 1996); former
                                                             Director, Indus (information technology) (1995
                                                             - 1999).

C. Oscar Morong, Jr.; 68             Trustee since 1991      Managing Director, Morong Capital Management              37
                                                             (since 1993); former Director, Indonesia Fund
                                                             (closed end fund) (1990 - 1999); Trustee,
                                                             Morgan Stanley Institutional Fund (currently
                                                             supervises 75 investment companies) (since
                                                             1993).

R. Richardson Pettit; 60             Trustee since 2001      Professor of Finance, University of Houston               32
                                                             (1977 - 2002); independent consultant (since
                                                             1984).

Walter E. Robb, III; 76              Trustee since 2001      Director, John Boyle & Co., Inc. (textiles)               37
                                                             (since 1999); President, Benchmark Consulting
                                                             Group, Inc. (service company) (since 1991);
                                                             Director, Harbor Sweets, Inc. (candy) (since
                                                             1990); Sole Proprietor, Robb Associates
                                                             (corporate financial advisors) (since 1978);
                                                             Director, W.A. Wilde Co. (direct media
                                                             marketing) (since 1982); Director, Alpha
                                                             Grainger Manufacturing, Inc. (electronics)
                                                             (since 1983); Co-owner, Kedron Design (gifts)
                                                             (since 1978); former Trustee, MFS Family of
                                                             Funds (investment company) (1985 - 2001);
                                                             former President and Treasurer, Benchmark
                                                             Advisors, Inc. (corporate financial advisors)
                                                             (1989 - 2000); Harvard Club of Boston (audit
                                                             committee) (since 2000).

OFFICERS

R. Jay Gerken*; 52                   Chairman, President     Managing Director, CGM (since 1996).                     N/A
                                     and Chief Executive
                                     Officer since 2002

Lewis E. Daidone*; 45                Chief Administrative    Managing Director, CGM (since 1990); Chief               N/A
                                     Officer and Senior      Financial Officer, Smith Barney Mutual Funds;
                                     Vice President since    Director and Senior Vice President, Smith
                                     2000                    Barney Fund Management LLC and Travelers
                                                             Investment Adviser.

Frances Guggino*; 45                 Controller since 2002   Vice President, Citigroup Asset Management               N/A
                                                             (since 1991).

Andrew Beagley*; 40                  Chief Anti-Money        Director, CGM (since 2000); Director of                  N/A
                                     Laundering Compliance   Compliance, North America, Citigroup Asset
                                     Officer since 2002      Management (since 2000); Director of
                                                             Compliance, Europe, the Middle East and
                                                             Africa, Citigroup Asset Management (1999 -
                                                             2000); Compliance Officer, Salomon Brothers
                                                             Asset Management Limited, Smith Barney Global
                                                             Capital Management Inc., Salomon Brothers
                                                             Asset Management Asia Pacific Limited (1997 -
                                                             1999).

Marianne Motley*; 44                 Assistant Treasurer     Director, Mutual Fund Administration for CGM             N/A
                                     since 2000              (since 1994).

Robert I. Frenkel*; 48               Chief Legal Officer     Managing Director and General Counsel, Global            N/A
                                     since 2003 and          Mutual Funds for Citigroup Asset Management
                                     Secretary since 2000    (since 1994).

Thomas C. Mandia*; 41                Assistant Secretary     Director and Deputy General Counsel, Citigroup           N/A
                                     since 2000              Asset Management (since 1992).

Rosemary D. Emmens*; 33              Assistant Secretary     Vice President and Associate General Counsel,            N/A
                                     since 2000              Citigroup Asset Management (since 1998);
                                                             Counsel, The Dreyfus Corporation (from 1995 to
                                                             1998).

Harris Goldblat*; 33                 Assistant Secretary     Vice President and Associate General Counsel,            N/A
                                     since 2000              Citigroup Asset Management (since 2000);
                                                             Associate, Stroock & Stroock & Lavan LLP (from
                                                             1997 to 2000).

Joseph Volpe*; 40                    Assistant Controller    Vice President, Citigroup Asset Management               N/A
                                     since 2002              (since 1992).

Joseph Genco*; 34                    Assistant Controller    Assistant Vice President, Citigroup Asset                N/A
                                     since 2002              Management (since 1997).

    The business affairs of the Fund are managed by or under the direction of the Board of Trustees.

    The Board has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Fund, within the meaning of the 1940 Act. The Audit Committee met three times during the Fund's last fiscal year to review the internal and external accounting procedures of the Fund and, among other things, to consider the selection of independent certified public accountants for the Fund, and to review the independence of the accountants.

    The Board of Trustees also has a standing Governance Committee. All Trustees who are not "interested persons" of the Funds are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the Fund's last fiscal year. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in the Fund and in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2002:

                                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                   SECURITIES IN ALL INVESTMENT
                                                                                                     COMPANIES ASSOCIATED WITH
                                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE          CITIGROUP OVERSEEN
NAME OF TRUSTEE                                             INTERNATIONAL LARGE CAP FUND                  BY THE TRUSTEE
------------                                                    -----------------------                    ----------------
INTERESTED TRUSTEE
R. Jay Gerken                                                           none                               Over $100,000

DISINTERESTED TRUSTEES
Elliott J. Berv                                                         none                              $10,001-$50,000
Donald M. Carlton                                                       none                              $10,001-$50,000
A. Benton Cocanougher                                                   none                                $1-$10,000
Mark T. Finn                                                            none                                $1-$10,000
Stephen Randolph Gross                                                  none                                   none
Diana R. Harrington                                                     none                              $10,001-$50,000
Susan B. Kerley                                                         none                                $1-$10,000
Alan G. Merten                                                          none                                $1-$10,000
C. Oscar Morong, Jr.                                                    none                                $1-$10,000
R. Richardson Pettit                                                    none                              $10,001-$50,000
Walter E. Robb, III                                                     none                             $50,001-$100,000

    Neither the disinterested Trustees nor their family members had any interest in the manager and any person directly or indirectly controlling, controlled by, or under common control with the manager or CGM as of December 31, 2002.

    Information regarding compensation paid to the Trustees by the Fund for the fiscal year ended December 31, 2002 is set forth below. Mr. Gerken is not compensated by the Fund for his service as Trustee because of his affiliation with the manager.

    Each fund in the complex pays a pro rata share of Trustee fees based on asset size. The Fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended and $100 for each telephonic Board meeting in which that Trustee participated. In addition, the Fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

TRUSTEES COMPENSATION TABLE

                                                                        PENSION OR
                                                                        RETIREMENT
                                                                         BENEFITS              TOTAL
                                                      AGGREGATE          PAID AS           COMPENSATION             NUMBER OF
                                                    COMPENSATION           PART          FROM FUND COMPLEX         PORTFOLIOS
                                                      FROM THE           OF FUND              PAID TO            IN FUND COMPLEX
    TRUSTEE                                             FUND             EXPENSES            TRUSTEES           SERVED BY TRUSTEE
    --------                                        ------------        -----------      -----------------      -----------------
INTERESTED TRUSTEES
R. Jay Gerken                                            $0                None                 $0                     226
Heath B. McLendon(1)                                     $0                None                 $0                     N/A

DISINTERESTED TRUSTEES
Elliott J. Berv                                        $15.00              None               $70,000                  35
Donald M. Carlton                                      $15.00              None               $70,000                  30
A. Benton Cocanougher                                  $15.00              None               $70,100                  30
Mark T. Finn                                           $15.00              None               $72,500                  35
Riley C. Gilley(1)                                     $ (1)              $4.00               $ (1)                    N/A
Stephen Randolph Gross                                 $15.00              None               $72,500                  30
Diana R. Harrington                                    $15.00              None               $72,500                  35
Susan B. Kerley                                        $15.00              None               $72,500                  35
Alan G. Merten                                         $15.00              None               $70,000                  30
C. Oscar Morong, Jr.                                   $19.00              None               $90,500                  35
R. Richardson Pettit                                   $15.00              None               $72,500                  30
Walter E. Robb, III                                    $15.00              None               $72,500                  35
E. Kirby Warren(1)                                     $ (1)              $4.00               $ (1)                    N/A

(1) Messrs. Kirby Warren and Riley C. Gilley, former Trustees of the Trust, retired as of June 30, 2002. For the period from January 1, 2002 to June 30, 2002, Messrs. Warren and Gilley received $27,500 and $20,000, respectively, as compensation from the fund complex. Mr. Heath McLendon resigned as Trustee of the Trust on Septemer 13, 2002. Mr. McLendon did not receive any compensation from the Trust for the fiscal year ended December 31, 2002, as he was affiliated with the manager.

    The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid on installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. For the fiscal year ended December 31, 2002, Messrs. Gilley and Warren each received $17,500 from the Fund complex under the Plan.

    Officers receive no compensation from the Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

    As of April 1, 2003, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

    As of April 1, 2003, the following persons owned the amounts indicated of the shares of the Class of the International Large Cap Fund:

FUND                                    CLASS      PERCENT                 NAME                          ADDRESS
----------------------------------------------------------------------------------------------------------------------------

International Large Cap Fund              A         8.72%    Citibank, NA                      153 East 53rd Street
                                                             SUCC TTES                         23rd Floor
                                                             Jack Roy Anderson                 New York, NY
                                                             U/A 11/29                         10043-0001

International Large Cap Fund              A         8.72%    Citibank, NA                      153 East 53rd Street
                                                             SUCC TTES                         23rd Floor
                                                             Rose-Maria Garcia                 New York, NY
                                                             Anderson U/                       10043-0001

International Large Cap Fund              A         7.20%    Citibank, NA                      153 East 53rd Street
                                                             TTEE New York Community Trust     23rd Floor
                                                             U-W MW                            New York, NY
                                                                                               10043-0001

International Large Cap Fund              A         7.07%    Citibank, NA                      153 East 53rd Street
                                                             TTEE The New York Community       23rd Floor
                                                             Trust UW DW                       New York, NY
                                                                                               10043-0001

International Large Cap Fund              A         6.16%    Citibank, NA                      153 East 53rd Street
                                                             TTEE New York Community Trust     23rd Floor
                                                             U-W F J W                         New York, NY
                                                                                               10043-0001

International Large Cap Fund              L         5.48%    Alzetta E. Tann                   1512 Ridge Road
                                                             SSB IRA Rollover Custodian        Wilmington, DE
                                                                                               19809-1832

International Large Cap Fund              L         5.10%    MLPFS for the Sole Benefit        4800 Deer Lake
                                                             of its Customers                  Drive East
                                                             ATTN: Fund Administrator          3rd Floor
                                                                                               Jacksonville, FL
                                                                                               32246

    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

MANAGER

    Smith Barney Fund Management LLC acts as the investment manager (the "manager") to the Fund pursuant to a management agreement (the "Management Agreement"). The manager delegates the daily management of the investments of the Fund to its affiliate, Citigroup Asset Management Ltd., as subadviser (the "subadviser"). Subject to such policies as the Board of Trustees of the Fund may determine, the manager oversees the Fund's operations. Subject to the oversight of the manager, the subadviser selects the Fund's investments. The manager is an indirect wholly-owned subsidiary of Citigroup Inc.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the Fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement continues in effect for an initial two-year period and thereafter continues indefinitely as long as such continuance is specifically approved at least annually by the Fund's Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the Fund with general office facilities and supervises the overall administration of the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund's independent contractors and agents; and arranging for the maintenance of books and records of the Fund. Trustees, officers, and investors in the Fund are or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the Fund.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the Management Agreement, the Trustees considered, among other things, the nature and quality of the services provided by the manager. The Trustees reviewed information regarding the investment performance of the Fund for the immediately prior year and past years and compared that performance with the performance of other Funds with similar investment objectives and policies. The Trustees also considered the fees payable by the Fund. The Trustees reviewed data showing how the Fund's fees and total expense ratios compared with those of comparable funds.

    The Trustees also considered the benefits to the manager from soft dollar arrangements with brokers and other fallout benefits to the manager. The Trustees reviewed information concerning the level of profits received by the manager from its arrangements with the Fund.

    Based upon their review, the Trustees determined that the terms of the Management Agreement were fairly standard in the mutual fund industry, and concluded that, with respect to the Fund, the Management Agreement was reasonable, fair and in the best interests of the Fund and its shareholders. The Trustees also concluded that the fees provided in the Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

    The Prospectus for the Fund contains a description of the fees payable to the manager for services under the Management Agreement with respect to the Fund. The subadviser may reimburse the Fund or waive all or a portion of its management fees.

    Citigroup Inc. affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The subadviser has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup Inc.

    The Fund uses the name "Smith Barney" by agreement with the manager. If the manager or its assignee ceases to serve as the manager of the Fund, the Fund will change its name so as to delete the word "Smith Barney."

    For the fiscal year ended December 31, 2000, and for the period from January 1, 2001 through March 31, 2001, the fees paid to Citibank, N.A. under a prior advisory agreement with International Equity Portfolio, the investment company the Fund previously invested all of its assets in through a master/ feeder structure, were $405,602 and $50,869, respectively. For the period from April 1, 2001 to December 31, 2001, the fees paid to CitiFund Management Inc. under a prior advisory agreement with International Equity Portfolio were $63,495. The fees paid to Citi Fund Management Inc. by the Fund under a prior advisory agreement with the Trust for the period from November 1, 2001 to December 31, 2001 were $0, after waivers. For the period from January 1, 2002 to May 12, 2002, the fees paid to Citi Fund Management Inc. were $47,566. For the period from May 13, 2002 to December 31, 2002, the fees paid to SFBM were $0, after waivers.

    For the period from January 1, 2000 to September 4, 2000, the fees paid by the Fund to CFBDS, Inc. ("CFBDS"), a former administrator of the Fund, under a prior administrative services agreement, after waivers, were $74,653. For the period from September 5, 2000 to December 31, 2000, the Fund paid no fees to Citibank, N.A., a former administrator of the Fund, under a prior administrative services agreement, after waivers. For the period from January 1, 2001 to March 31, 2001, the Fund paid $2,506 in administrative fees, after waivers, under a prior administrative services agreement with Citibank, N.A. For the period from April 1, 2001 to December 31, 2001, the Fund paid no fees to Citi Fund Management Inc., under a prior administrative services agreement, after waivers.

SUBADVISER

    The manager has delegated the daily management of the investments of the Fund to its affiliate, Citigroup Asset Management Ltd. The subadviser is a U.S. registered investment adviser and a wholly-owned subsidiary of Citigroup Inc.

    It is the responsibility of the subadviser to make the day-to-day investment decisions for the Fund, and to place the purchase and sales orders for securities transactions concerning those assets, subject in all cases to the general supervision of the manager. The subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the assets of the Fund and effecting securities transactions for the Fund.

    The manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with the subadviser. Unless otherwise terminated, the Sub-Advisory Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund's Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

    The Sub-Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940
Act) or by a vote of the Fund's Trustees, or by the manager, and will automatically terminate in the event of its assignment (as defined in the 1940
Act). The Sub-Advisory Agreement may be terminated at any time without payment of any penalty by the subadviser on not less than 90 days' written notice to the manager. The Sub-Advisory Agreement provides that neither the subadviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Advisory Agreement.

    For its services under the Sub-Advisory Agreement, the subadviser is entitled to receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.55% of the aggregate assets of the Fund allocated to the subadviser's compensation is payable by the manager.

DISTRIBUTOR

    CGM, located at 388 Greenwich Street, New York, New York 10013 serves as the Fund's distributor pursuant to a written agreement (the "Distribution Agreement") which was approved by the Fund's Board of Trustees, including a majority of the Independent Trustees.

    The Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's outstanding voting securities, or on 90 days' notice by CGM. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that, in either event, the continuance is also approved by a majority of the Board members of the Trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

    Class A, Class B and Class L shares of the Fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the Fund attributable to that class in the case of the Plans relating to Class B shares and Class L shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of shares of the Fund, and to other parties in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A and Class L shares also provide that the distributor and service agents may receive the sales charge paid by Class A and Class L investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class L shares provide that the distributor and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class L investors, respectively.

    The Service Plans permit the Fund to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the Fund.

    In their annual consideration of the continuation of the Service Plans for the Fund, the Trustees will review the Service Plans and the expenses for each class within the Fund separately.

    Each Service Plan also recognizes that various service providers to the Fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that the Fund's distributor or service agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Service Plans or in any agreement related to the Plans (for purposes of this paragraph "Qualified Trustees"). Each Service Plan requires that the Trust and the distributor provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office who are not interested Trustees of the Trust. A Service Plan may be terminated with respect to any class of the Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years from the date of each Plan, and for the first two years the distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributor acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to the Distribution Agreement. For the period from January 1, 2000 to September 4, 2000, CFBDS, the former distributor of the Fund, was not paid any fees under a prior distribution agreement with respect to Class A shares of the Fund. For the period from January 1, 2000 to September 4, 2000, the fees paid to CFBDS under a prior distribution agreement with respect to Class B shares of the Fund were $3,070. For the period from September 5, 2000 (September 22, 2000 for Class L shares) to December 31, 2000, the fees paid to the distributor under the Distribution Agreement with respect to Class A, Class B and Class L shares of the Fund were $0, $1,343 and $71, respectively. For the period from January 1, 2001 to December 31, 2001, the fees paid to the distributor under the Distribution Agreement with respect to Class A, B and L shares of the Fund were $56,925, $3,839 and $3,684, respectively. For the fiscal year ended December 31, 2002, the fees paid to the distributor under the Distribution Agreement with respect to Class A, B and L Shares of the Fund were $45,887, $5,915 and $9,727, respectively.

    For the fiscal year ended December 31, 2002, the distributor and/or service agents incurred the following distribution expenses under the Service Plan for the Fund:

                                                                   AMOUNT SPENT ON
      TOTAL FC           BRANCH OVERHEAD       AMOUNT SPENT ON   PRINTING AND MAILING                    TOTAL DISTRIBUTION
    COMPENSATION        AND FIXED EXPENSES      ADVERTISING        OF PROSPECTUS      INTEREST EXPENSES        FEES
------------------------------------------------------------------------------------------------------------------------------
    $41,109                 $6,499                $5,796               $179               $1,297              $54,880

    INITIAL SALES CHARGES

    The aggregate dollar amount of Initial Sales Charges on Class A and Class L shares received by CGM and its affiliates were as follows:

    Class A Shares (paid to CGM)

    For the fiscal year ended December 31:

          2002............................................... $3,000
          2001............................................... $7,000
          2000*.............................................. $7,829
          *portion paid to CFBDS

    Class L Shares (paid to CGM)

    For the fiscal year ended December 31:

          2002............................................... $5,000
          2001............................................... $4,000
          2000*.................................................. $0
          *portion paid to CFBDS

    DEFERRED SALES CHARGES

    The aggregate dollar amount of Deferred Sales Charges on Class A, Class B and Class L shares received by CGM and its affiliates were as follows:

    Class A Shares (paid to CGM)

    For the fiscal year ended December 31:

          2002................................................... $0
          2001................................................... $0
          2000*.................................................. $0
          *portion paid to CFBDS

    Class B Shares (paid to CGM)

    For the fiscal year ended December 31:

          2002............................................... $1,000
          2001............................................... $1,000
          2000*.............................................. $1,546
          *portion paid to CFBDS

    Class L Shares (paid to CGM)

    For the fiscal year ended December 31:

          2002................................................... $0
          2001................................................... $0
          2000*.................................................. $0
          *portion paid to CFBDS

CODE OF ETHICS

    Pursuant to Rule 17j-1 of the 1940 Act, the Fund, its investment advisers and principal underwriter have adopted codes of ethics that permit its respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of Trust and responsibility.

    Copies of the Codes of Ethics of the fund and its investment adviser, subadviser and principal underwriter are on file with the Securities and Exchange Commission ("SEC").

EXPENSES

    In addition to amounts payable under the Management Agreement and the Service Plans, the Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the Fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Fund's Prospectus contains more information about the expenses of the Fund.

TRANSFER AGENT

    The Trust has entered into a Transfer Agency and Service Agreement pursuant to which Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb), an affiliate of CGM ("CTB"), acts as transfer agent for the Fund. Under the Transfer Agency and Service Agreement, CTB maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, CTB receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Global Fund Services ("PFPC") acts as sub-transfer agent pursuant to an agreement with CTB. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, and distributes dividends and distributions payable by the Fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of CTB is 125 Broad Street, New York, New York 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940-9699.

CUSTODIAN

    The Trust, on behalf of the Fund, has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street") pursuant to which custodial and fund accounting services, respectively, are provided for the Fund. Among other things, State Street calculates the daily net asset value for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees or their delegate.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036.

COUNSEL

    Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, serves as counsel for the Fund.

                          9.  PORTFOLIO TRANSACTIONS

    The subadviser trades securities for the Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective. Changes in the Fund's investments are made without regard to the length of time a security has been held or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Fund are made by a team of individuals who are employees of the subadviser and who are appointed and supervised by its senior officers.

    In connection with the selection of brokers or dealers and the placing of Fund securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

    The management fees that the Fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the manager's other clients. Investment decisions for the Fund and for the manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other funds managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal year ended December 31, 2000, and for the period from January 1, 2001 to October 31, 2001, the International Equity Portfolio, the investment company the Fund previously invested all of its assets in through a master/feeder structure, paid brokerage commissions of $241,586 and $107,713, respectively. For the period from November 1, 2001 to December 31, 2001, the Fund paid $7,163 in brokerage commissions. For the fiscal year ended December 31, 2002, the Fund paid brokerage commissions of $49,054.

    The fund may, from time to time, place brokerage transactions with the Fund's distributor, CGM, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

    For the fiscal year ended December 31, 2002, the Fund paid $0 in brokerage commissions to affiliated brokers.

    For each affiliated broker, the tables below set forth the percentage of the Fund's aggregate brokerage commissions paid to the broker during the fiscal year ended December 31, 2002, and the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

                                            PERCENTAGE OF AGGREGATE                   PERCENTAGE OF AGGREGATE DOLLAR AMOUNT OF
        NAME OF BROKER                     BROKERAGE COMMISSIONS PAID              TRANSACTIONS INVOLVING PAYMENT OF COMMISSIONS
-----------------------------------------------------------------------------------------------------------------------------------
              N/A                                     N/A                                               N/A

    For reporting purposes, the Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

    For the fiscal years ended December 31, 2001 and 2002 the portfolio turnover rates were 96% and 88%, respectively.

    Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

          10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series). Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of the Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund.

    The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

    Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of the Fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment manager or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                               11.  TAX MATTERS

    The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general and, therefore, prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own circumstances.

TAXATION OF THE FUND

    FEDERAL TAXES. The Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Fund. If the Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

    FOREIGN TAXES. Investment income and gains received by the Fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income. The Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rates of non-U.S. tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

    If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amount distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the Fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of the Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends, whether received in cash or additional shares, are subject to taxation in accordance with newly enacted tax laws as more fully described in the Prospectus. Any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short- term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the Fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding of federal income tax for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the Fund may be required to withhold tax at the then applicable rate on certain distributions and redemption proceeds paid to that shareholder. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on non-U.S. shareholders.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the Fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    OPTIONS, ETC. The Fund's transactions in forward contracts, short sales "against the box," and options will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in forward contracts and options to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. Special tax considerations apply with respect to non-U.S. investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

                          12.  FINANCIAL STATEMENTS

    The Statement of Assets and Liabilities at December 31, 2002, Statement of Operations for the year ended December 31, 2002, Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 2002, Financial Highlights for each of the years in the five-year period ended December 31, 2002, Notes to Financial Statements and Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information. These financial statements and notes thereto have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP independent accountants, on behalf of the Fund.

    A copy of the Annual Report for the Fund accompanies this Statement of Additional Information.

SMITH BARNEY INTERNATIONAL LARGE CAP FUND

INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, NY 10022

SUBADVISER
Citigroup Asset Management Ltd.
Citigroup Centre,
Canada Square,
Canary Wharf,
London E14 5LB,
United Kingdom

DISTRIBUTOR
Citigroup Global Markets, Inc.
388 Greenwich Street, New York, NY 10013

TRANSFER AGENT
Citicorp Trust Bank, fsb
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699, Providence, RI 02940-9699

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, MA 02110

                                     Rule 497(e) File Nos. 2-90519 and 811-4007

                                  March 3, 2003

                As supplemented August 29, 2003 and June 18, 2003

                       STATEMENT OF ADDITIONAL INFORMATION

              SMITH BARNEY SHORT DURATION MUNICIPAL INCOME FUND

                                125 Broad Street
                               New York, NY 10004
                                 (800) 451-2010

    Smith Barney Short Duration Municipal Income Fund (the "fund") is a series of Smith Barney Trust II (the "trust"). The trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the trust are 125 Broad Street, New York, New York 10004, (800) 451-2010. This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus, dated March 3, 2003, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. An investor may obtain copies of the fund's Prospectus and Annual and Semi-Annual Reports without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that sell shares of the fund, by calling 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. Because the fund is new, it has not issued any Annual or Semi-Annual Reports as of the date of this Statement of Additional Information.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                          PAGE
-----------------                                                          ----

The Trust .................................................................  2
Investment Objective and Management Policies ..............................  2
Management ................................................................ 11
Distribution .............................................................. 20
Purchase of Shares ........................................................ 21
Redemption of Shares ...................................................... 27
Valuation of Shares ....................................................... 28
Exchange Privilege ........................................................ 29
Performance Data .......................................................... 31
Description of Shares, Voting Rights and Liabilities ...................... 32
Taxes ..................................................................... 34
Additional Information .................................................... 35
Portfolio Transactions..................................................... 36
Financial Statements ...................................................... 37

Appendix A -- Ratings of Municipal Securities ............................ A-1

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                    THE TRUST

    Smith Barney Trust II is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Short Duration Municipal Income Fund, which is a series of the trust. References in this Statement of Additional Information to the "Prospectus" of the fund are to the Prospectus dated March 3, 2003.

    The fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    The fund offers four classes of shares, referred to as Class A, Class B, Class L and Class Y shares.

    Smith Barney Fund Management LLC ("SBFM or the "manager") is the investment manager to the fund. The manager manages the investments of the fund from day to day in accordance with the fund's investment objectives and policies. The selection of investments for the fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. The manager also provides certain administrative services to the fund.

    Shares of the fund are continuously sold by its distributor, Salomon Smith Barney Inc. ("Salomon Smith Barney" or the "distributor"). Shares may be purchased from the fund's distributor, or from certain broker-dealers, financial intermediaries, financial institutions or the distributor's financial consultants (called "service agents"). The distributor and service agents may receive fees from the fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act.

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

    The Prospectus discusses the fund's investment objective and policies. The following discussion supplements the description of the fund's investment policies in the Prospectus.

    The fund seeks to generate high current income exempt from regular federal income tax while preserving capital. As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Municipal securities are debt obligations issued by states and certain other municipal issuers, their political subdivisions, agencies and public authorities, and other qualifying issuers. The interest on these securities is excluded from gross income for federal income tax purposes. As a result, the interest on these securities normally is lower than it would be if the securities were subject to federal taxation. Interest on some of these securities may be subject to federal alternative minimum tax.

    The fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the fund.

    The policies described below under "Investments and Investment Policies" are not fundamental and may be changed without shareholder approval.

    Certain investment restrictions of the fund described below under "Investment Restrictions" are fundamental and cannot be changed with respect to the fund without approval by the shareholders of the fund.

INVESTMENTS AND INVESTMENT POLICIES

    The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus.

    The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

MUNICIPAL SECURITIES

    In general, municipal securities are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and other qualifying issuers, the interest on which is exempt from regular federal income taxes. Interest on some of these securities may be subject to federal alternative minimum tax. The municipal securities in which the fund may invest include debt obligations issued by certain governmental issuers such as Puerto Rico, the Virgin Islands and Guam, general obligation bonds, revenue bonds, municipal leases, qualified private activity bonds and participation and other interests in such investments.

    Municipal securities are issued to obtain funds for various public purposes, many of which may enhance the quality of life, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal securities" includes certain types of industrial development bonds ("IDBs") issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

    The two principal classifications of municipal securities are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    Although the fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. For purposes of diversification and concentration under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Similar criteria apply for purposes of the diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

    The yields on municipal securities are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Nationally Recognized Statistical Ratings Organizations ("NRSROs") such as Moody's Investment Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of the municipal securities that they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

    The fund may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher dealer discounts or other selling expenses than does the sale of securities that are not subject to restrictions on resale. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

    Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the manager believes to be a temporary disparity in the normal yield relationship between the two securities. The fund believes that, in general, the secondary market for tax-exempt securities in the fund's portfolio may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

    Municipal securities also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal bonds may be materially affected.

    Under normal circumstances at least 80% of the fund's net assets are invested in municipal securities that are rated investment grade at the time of purchase or if unrated, are of comparable quality in the manager's opinion. Investment grade securities are rated within the four highest categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P or, if unrated, determined to be of comparable quality by the manager; pre-refunded bonds escrowed by U.S. Treasury obligations are considered AAA rated (the highest rating) even though the issuer does not obtain a new rating. See "Rating of Municipal Securities" in Appendix A. In determining the suitability of an investment in an unrated municipal bond, the manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the fund purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below investment grade. Such an event would not require the elimination of the issue from the fund but the manager will consider such an event in determining whether the fund should continue to hold the security.

    The fund may invest in obligations with any maturity. However, the fund tries to reduce the volatility of its share prices by seeking to maintain an average portfolio duration of 3 years or less. It measures the "average" duration of all of its securities on a "dollar-weighted" basis, meaning that larger securities holdings have a greater effect on overall portfolio duration than smaller holdings.

    Participation and Other Interests. Among the types of participation and other interests in municipal securities in which the fund may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days" notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The fund may purchase participation interests in variable-rate tax-exempt securities (such as IDBs) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager has determined meets the prescribed quality standards for the fund. Participation interests will be purchased only if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

    Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the fund participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager, under the supervision of the board of trustees, has determined meets the prescribed quality standards for the fund. The fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand on seven days' notice or less, for all or any part of the fund's participation interest in the tax-exempt security, plus accrued interest. The fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment fund. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments were purchased by the fund. The manager will monitor the pricing, quality and liquidity of the variable-rate demand instruments held by the fund, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the manager may subscribe.

    The participation and other interests in municipal securities in which the fund may invest may be issued by banks and other financial institutions and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

    Municipal Leases. The fund may invest without limit in "municipal leases," which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

    Private Activity Bonds. The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

OTHER DEBT SECURITIES

    The fund may invest in other debt securities, also called fixed income securities. Fixed income securities include bonds, notes (including structured notes, commercial paper) and money market instruments. These fixed income securities may be issued by U.S. corporations or entities; U.S banks; and the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

    If interest rates go up, the prices of fixed income securities may decline, thereby reducing the value of the fund's investments in debt securities. The issuer of a security owned by the fund may default on its obligation to pay principal and/or interest or have its credit rating downgraded. During periods of declining interest rates, there is call or prepayment risk, meaning that the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. During times of rising interest rates, there is extension risk, meaning that the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

    U.S. Government Securities. U.S. government securities are obligations of, or are guaranteed by, the United States government, its agencies or instrumentalities. These include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association and the FHLMC are supported only by the credit of the instrumentality. GNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. FHLMC is a U.S. government-created entity controlled by the Federal Home Loan Banks.

    Zero Coupon or Deferred Interest Securities. The fund may invest in zero coupon or deferred interest bonds. Zero coupon or deferred interest securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon or deferred interest securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon or deferred interest bonds. Such zero coupon or deferred interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

    Current federal income tax laws may require the holder of a zero coupon or deferred interest security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the fund may be required to distribute income accrued with respect to zero coupon or deferred interest securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

DERIVATIVES

    The fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates), or to manage the effective maturity or duration of debt instruments held by the fund. Under normal market conditions, the manager does not intend to hedge more than 33 1/3% of the fund's net assets.

    The fund may purchase and sell interest rate and bond index futures contracts; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, futures contracts, indices and other financial instruments, and the fund may enter into interest rate transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the manager determines that they are consistent with the fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as "Derivatives"). The fund's interest rate transactions may take the form of swaps, caps, floors and collars.

    Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. The degree of the fund's use of Derivatives may be limited by certain provisions of the Internal Revenue Code.

    Futures Contracts. The fund may trade futures contracts on domestic exchanges on interest rates and bond indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The fund is not a commodity pool, and, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    Interest Rate Futures Contracts. The fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

    Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if the fund holds long-term U.S. government securities and SBFM anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund's securities declined, the value of the fund's interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

    Municipal Bond Index Futures Contracts. The fund may invest in municipal bond futures contracts (currently traded on the Chicago Board of Trade). Municipal bond futures contracts are listed contracts based on U.S. government securities and are used by the fund as a hedging policy in pursuit of its investment objective. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the fund, as the holder of long-term municipal securities, is to protect the fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

    There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the manager's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques, which may be different from those involved in the management of a short term municipal bond fund. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the municipal bonds, which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

    Although the fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of municipal bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

    If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the municipal bonds held by the fund and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the municipal bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices, which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

    When the fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the fund's custodian or in the fund's records to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to a regulated investment company. See "Taxes."

    When-Issued Securities. The fund may purchase municipal bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase municipal bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

    Municipal bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or individual state personal income tax.

    When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

    Indexed Securities. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

REPURCHASE AGREEMENTS

    The fund may enter into repurchase agreements with broker/dealers, domestic banks or recognized financial institutions. A repurchase agreement is a short-term investment in which the purchaser (i.e., the fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub-custodiana shall have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the fund may suffer time delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the fund. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

    For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase and the funds, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the fund than would be available to the fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

SHORT-TERM TRADING

    Fund transactions will be undertaken principally to accomplish the fund's objective in relation to anticipated movements in the general level of interest rates, but the fund may also engage in short term trading consistent with its objective.

SHORT-TERM BORROWING

    The fund may borrow on a short-term basis in order to facilitate the settlement of fund securities transactions.

ILLIQUID SECURITIES

    The fund will not invest more than 15% of the value of its net assets in illiquid securities, including those for which there is no established market.

PORTFOLIO TURNOVER

    The fund's portfolio turnover rate (the lesser of purchases or sales of fund securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of fund securities) generally is not expected to exceed 100%, but the fund turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Under certain market conditions, the fund portfolio turnover rate may exceed 100%. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

DEFENSIVE INVESTING

    The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

    Except with respect to the fund's policy to invest at least 80% of its assets in municipal securities as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the board without the approval of shareholders.

INVESTMENT RESTRICTIONS

    The fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    With respect to restriction (6) above, the fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

                                   MANAGEMENT

    The fund is supervised by the board of trustees of the trust, a majority of whom are not affiliated with the manager.

    The trustees and officers of the trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the trustees oversee, and other directorships they hold are set forth below. The address of each trustee and officer is 125 Broad Street, New York, New York 10004. Each trustee and officer holds office until that individual resigns, retires, or is otherwise removed.

    An asterisk in the table below identifies those trustees and officers who are "interested persons" of the trust as defined in the 1940 Act. Each trustee and officer of the trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                                                                                                  NUMBER OF
                                                                                                                 INVESTMENT
                                                                                                                  COMPANIES
                                                                                                               ASSOCIATED WITH
                                           POSITION HELD                PRINCIPAL OCCUPATION DURING               CITIGROUP
                                            AND LENGTH                      PAST FIVE YEARS AND                  OVERSEEN BY
NAME AND AGE                              OF TIME SERVED                 OTHER DIRECTORSHIPS HELD                  TRUSTEE
------------                              --------------                ---------------------------            ---------------
INTERESTED TRUSTEE
R. Jay Gerken*; 51                  Chairman of the Board and        Managing Director, Salomon Smith                228
                                    Trustee since 2002               Barney Inc. ("Salomon Smith Barney")
                                                                     (since 1996).

DISINTERESTED TRUSTEES
Elliott J. Berv; 59                 Trustee since 2001               President and Chief Operations                   36
                                                                     Officer, Landmark City (Real Estate
                                                                     Development) (since 2002); Executive
                                                                     Vice President and Chief Operations
                                                                     Officer, DigiGym Systems (On-line
                                                                     Personal Training Systems) (since
                                                                     2001); President, Catalyst Consulting
                                                                     (Management Consultants) (since
                                                                     1991); Board Member, American
                                                                     Identity Corp. (doing business as
                                                                     Morpheus Technologies) (Biometric
                                                                     Information Management) (since 2001;
                                                                     consultant since 1999); Director,
                                                                     Lapoint Industries (Industrial Filter
                                                                     Company) (since 2002); Director,
                                                                     Alzheimer's Association (New England
                                                                     Chapter) (since 1998).

Donald M. Carlton; 65               Trustee since 2001               Member of Management Committee,                  31
                                                                     Signature Science (Research and
                                                                     Development) (since 2000); Director,
                                                                     American Electric Power (Electric
                                                                     Utility) (since 1999); Director,
                                                                     Valero Energy (Petroleum Refining)
                                                                     (since 1999); Consultant, URS
                                                                     Corporation (Engineering) (since
                                                                     1999); Director, National Instruments
                                                                     Corp. (Technology) (since 1994);
                                                                     former Chief Executive Officer,
                                                                     Radian International L.L.C.
                                                                     (Engineering) (from 1996 to 1998).

A. Benton Cocanougher; 64           Trustee since 2001               Special Adviser, Texas A &M                      31
                                                                     University (since 2002); Dean
                                                                     Emeritus and Wiley Professor, Texas
                                                                     A&M University (since 2001); former
                                                                     Dean and Professor of Marketing,
                                                                     College and Graduate School of
                                                                     Business of Texas A & M University
                                                                     (from 1987 to 2001); former Director,
                                                                     Randall's Food Markets, Inc. (from
                                                                     1990 to 1999); former Director, First
                                                                     American Bank and First American
                                                                     Savings Bank (from 1994 to 1999).

Mark T. Finn; 59                    Trustee since 2001               Adjunct Professor, William and Mary              36
                                                                     College (since 2002); Principal/
                                                                     Member, Balvan Partner/Balfour
                                                                     Vantage (Manager to Vantage Hedge
                                                                     Fund, L.P.) (since 2002); Chairman
                                                                     and Owner, Vantage Consulting Group,
                                                                     Inc. (Investment Advisory and
                                                                     Consulting Firm) (since 1988); former
                                                                     Vice Chairman and Chief Operating
                                                                     Officer, Lindner Asset Management
                                                                     Company (Mutual Fund Company) (from
                                                                     March 1999 to 2001); former President
                                                                     and Director, Delta Financial, Inc.
                                                                     (Investment Advisory Firm) (from 1983
                                                                     to 1999); former General Partner and
                                                                     Shareholder, Greenwich Ventures LLC
                                                                     (Investment Partnership) (from 1996
                                                                     to 2001); former President,
                                                                     Secretary, and Owner, Phoenix Trading
                                                                     Co. (Commodity Trading Advisory Firm)
                                                                     (from 1997 to 2000).

Stephen Randolph Gross; 55          Trustee since 2001               Chairman, Gross, Collins & Cress,                31
                                                                     P.C. (Accounting Firm) (since 1980);
                                                                     Treasurer, Coventry Limited, Inc.
                                                                     (since 1985); Partner, Capital
                                                                     Investment Advisory Partners
                                                                     (Consulting) (since January 2000);
                                                                     Chief Executive Officer, HLB Gross
                                                                     Collins, P.C. (C.P.A.) (since 1999);
                                                                     Director, United Telesis, Inc.
                                                                     (Telecommunications) (since 1997);
                                                                     Director, ebank.com, Inc. (since
                                                                     1997); Director, Andersen Calhoun
                                                                     (Assisted Living) (since 1987);
                                                                     Secretary, Carint N.A.
                                                                     (Manufacturing) (since 1988); former
                                                                     Managing Director, Fountainhead
                                                                     Ventures, L.L.C. (Consulting) (from
                                                                     March 1998 to 2002); former
                                                                     Treasurer, Hank Aaron Enterprises
                                                                     (Fast Food Franchise) (from 1985 to
                                                                     2001); former Director, Charter Bank,
                                                                     Inc. (from 1987 to 1997); former
                                                                     Director, Yu Save, Inc. (Internet
                                                                     Company) (from 1998 to 2000); former
                                                                     Director, Hotpalm.com, Inc. (Wireless
                                                                     Applications) (from 1998 to 2000);
                                                                     former Director, Ikon Ventures, Inc.
                                                                     (from 1997 to 1998).

Diana R. Harrington; 62             Trustee since 1992               Professor, Babson College (since                 36
                                                                     1992); former Trustee, The Highland
                                                                     Family of Funds (Investment Company)
                                                                     (from 1997 to 1998).

Susan B. Kerley; 51                 Trustee since 1992               Consultant, Strategic Management                 36
                                                                     Advisors, LLC/Global Research
                                                                     Associates, Inc. (Investment
                                                                     Consulting) (since 1990); Director,
                                                                     Eclipse Funds (17 investment
                                                                     companies in NY Life fund complex)
                                                                     (since 1990).

Alan G. Merten; 61                  Trustee since 2001               President, George Mason University               31
                                                                     (since 1996); Board Member, Bersoff
                                                                     Technology Group (Information
                                                                     Technology) (since 1996); Director,
                                                                     Comshare, Inc. (Information
                                                                     Technology) (since 1985); former
                                                                     Director, Indus (Information
                                                                     Technology) (from 1995 to 1999).

C. Oscar Morong, Jr.; 67            Trustee since 1991               Managing Director, Morong Capital                36
                                                                     Management (since 1993); Trustee,
                                                                     Morgan Stanley Institutional Funds
                                                                     (75 investment companies) (since
                                                                     1993); former Director, Indonesia
                                                                     Fund (Closed End Fund) (from 1990 to
                                                                     1999).

R. Richardson Pettit; 60            Trustee since 2001               Professor of Finance, University of              31
                                                                     Houston (since 1977); Independent
                                                                     Consultant (since 1984).

Walter E. Robb, III; 75             Trustee since 2001               President, Benchmark Consulting                  36
                                                                     Group, Inc. (Service Company) (since
                                                                     1991); Sole Proprietor, Robb
                                                                     Associates (Corporate Financial
                                                                     Advisors) (since 1978); Director,
                                                                     John Boyle & Co., Inc. (Textiles)
                                                                     (since 1999); Director, Harbor
                                                                     Sweets, Inc. (Candy Manufacturer)
                                                                     (since 1990); Director, W.A. Wilde
                                                                     Co. (Direct Media Marketing) (since
                                                                     1982); Director, Alpha Granger
                                                                     Manufacturing, Inc. (Electronics
                                                                     Hardware) (since 1983); Co-owner,
                                                                     Kedron Design (Gifts) (since 1978);
                                                                     former Trustee, MFS Family of Funds
                                                                     (Investment Company) (from 1985 to
                                                                     2001); former President and
                                                                     Treasurer, Benchmark Advisors, Inc.
                                                                     (Financial Consulting) (from 1989 to
                                                                     2000); Harvard Club of Boston (Audit
                                                                     Committee) (since 2001).

OFFICERS
R. Jay Gerken*; 51                  President and Chief Executive    Managing Director, Salomon Smith                N/A
                                    Officer since 2002               Barney (since 1996).

Lewis E. Daidone*; 45               Chief Administrative Officer     Managing Director, Salomon Smith                N/A
                                    and Senior Vice President since  Barney (since 1990); Chief Financial
                                    2000                             Officer, Smith Barney Mutual Funds;
                                                                     Director and Senior Vice President,
                                                                     Smith Barney Fund Management LLC and
                                                                     Travelers Investment Adviser.

Frances Guggino*; 45                Controller since 2002            Vice President, Citibank (since 1991).          N/A

Andrew Beagley*; 40                 Chief Anti-Money Laundering      Director, Salomon Smith Barney (since           N/A
                                    Compliance Officer since 2002    2000); Director of Compliance, North
                                                                     America, Citigroup Asset Management
                                                                     (since 2000); Director of Compliance,
                                                                     Europe, the Middle East and Africa,
                                                                     Citigroup Asset Management (from 1999
                                                                     to 2000); Compliance Officer, Salomon
                                                                     Brothers Asset Management Limited,
                                                                     Smith Barney Global Capital Management
                                                                     Inc., Salomon Brothers Asset
                                                                     Management Asia Pacific Limited (from
                                                                     1997 to 1999).

Marianne Motley*; 43                Assistant Treasurer since 2000   Director, Mutual Fund Administration            N/A
                                                                     for Salomon Smith Barney (since 1994).

Robert I. Frenkel*; 48              Chief Legal Officer since 2003   Managing Director and General                   N/A
                                    and Secretary since 2000         Counsel, Global Mutual Funds for
                                                                     Citigroup Asset Management (since
                                                                     1994).

Thomas C. Mandia*; 40               Assistant Secretary since 2000   Director and Deputy General Counsel,            N/A
                                                                     Citigroup Asset Management (since
                                                                     1992).

Rosemary D. Emmens*; 33             Assistant Secretary since 2000   Vice President and Associate General            N/A
                                                                     Counsel, Citigroup Asset Management
                                                                     (since 1998); Counsel, The Dreyfus
                                                                     Corporation (from 1995 to 1998).

Harris Goldblat*; 33                Assistant Secretary since 2000   Vice President and Associate General            N/A
                                                                     Counsel, Citigroup Asset Management
                                                                     (since 2000); Associate, Stroock &
                                                                     Stroock & Lavan LLP (from 1997 to
                                                                     2000).

Joseph Volpe*; 40                   Assistant Controller since 2002  Vice President, Citigroup Asset                 N/A
                                                                     Management (since 1992).

Joseph Genco*; 34                   Assistant Controller since 2002  Assistant Vice President, Citigroup             N/A
                                                                     Asset Management (since 1997).

    The business affairs of the fund are managed by or under the direction of the board of trustees.

    The board of trustees has a standing Audit Committee comprised of all of the trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. The Audit Committee met twice during the year ended October 31, 2002 to review the internal and external accounting procedures of the other series of the trust and, among other things, to consider the selection of independent certified public accountants for those series, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

    The board of trustees also has a standing Governance Committee. All trustees who are not "interested persons" of the fund are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the board. The Governance Committee met four during the year ended October 31, 2002. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2002. Because the fund is newly organized, it did not have shareholders as of that date.

                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                  IN ALL INVESTMENT COMPANIES ASSOCIATED WITH
NAME OF DIRECTOR                       CITIGROUP OVERSEEN BY THE TRUSTEE
--------------                              --------------------------
DISINTERESTED TRUSTEES:
Elliott J. Berv                                 $10,001-$50,000
Donald M. Carlton                               $10,001-$50,000
A. Benton Cocanougher                             $1-$10,000
Mark T. Finn                                      $1-$10,000
Stephen Randolph Gross                               None
Diana Harrington                                $10,001-$50,000
Susan B. Kerley                                   $1-$10,000
Alan G. Merten                                    $1-$10,000
C. Oscar Morong, Jr.                              $1-$10,000
R. Richardson Pettit                            $10,001-$50,000
Walter E. Robb, III                            $50,001-$100,000

INTERESTED TRUSTEE:
R. Jay Gerken                                    over $100,000

    Neither the disinterested trustees nor their family members had any interest in the manager, Salomon Smith Barney, and any person directly or indirectly controlling, controlled by, or under common control with the manager or Salomon Smith Barney, as of December 31, 2002.

    Information regarding compensation paid to the trustees of the trust for the fiscal year ended October 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as trustee because of his affiliation with the manager.

    Each fund in the fund complex pays a pro rata share of trustee fees based upon asset size. The fund currently pays each of the trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each board of trustees meeting attended, $2,500 for each special board meeting attended, and $100 for each telephonic board meeting in which that trustee participates. In addition, the fund will reimburse trustees for travel and out-of-pocket expenses incurred in connection with board of trustees meetings.

                                                   TRUSTEES COMPENSATION TABLE

                                                                                                      TOTAL           NUMBER OF
                                                                                                  COMPENSATION        FUNDS IN
                                                                               PENSION OR         FROM THE FUND        COMPLEX
                                                          AGGREGATE       RETIREMENT BENEFITS       AND FUND         UPON WHICH
                                                        COMPENSATION        PAID AS PART OF          COMPLEX        THE TRUSTEES
TRUSTEE                                                 FROM FUND(1)         FUND EXPENSES      PAID TO TRUSTEES       SERVED
-------                                                 ------------      -------------------   ----------------    ------------
INTERESTED TRUSTEE:
R. Jay Gerken ......................................        None                  None                 $0                226

DISINTERESTED TRUSTEE
Elliott J. Berv ....................................         (1)                  None               $70,000              35
Donald M. Carlton ..................................         (1)                  None               $70,000              30
A. Benton Cocanougher                                        (1)                  None               $70,000              30
Mark T. Finn .......................................         (1)                  None               $72,500              35
Stephen Randolph Gross                                       (1)                  None               $72,500              30
Diana R. Harrington ................................         (1)                  None               $72,500              35
Susan B. Kerley ....................................         (1)                  None               $72,500              35
Alan G. Merten .....................................         (1)                  None               $70,000              30
C. Oscar Morong, Jr. ...............................         (1)                  None               $90,500              30
R. Richardson Pettit ...............................         (1)                  None               $72,500              30
Walter E. Robb, III ................................         (1)                  None               $72,500              30
------------
(1) The fund is newly organized and paid no Trustee fees during the fiscal year ended October 31, 2002. For the current fiscal year, the fund will pay its pro rate share of Trustee fees based on its asset size. Because this asset size is not yet known, the fund's share of Trustee fees is not currently determinable.

    The Trustees of the fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. For the fiscal year ended October 31, 2002, certain retired Trustees each received $17,500 from the fund complex under the Plan.

    Officers receive no compensation from the fund although they may be reimbursed for reasonable travel expenses for attending meetings of the board of trustees.

    As of the date of this Statement of Additional Information, there are no shareholders of the fund.

    The Declaration of Trust of the trust provides that the trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the trust, unless, as to liability to the trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

CODE OF ETHICS

    The trust, the manager and the distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interests relating to personal securities transactions.

INVESTMENT MANAGER

    Smith Barney Fund Management LLC acts as the investment manager to the fund pursuant to a management agreement (the "Management Agreement"). Subject to such policies as the board of trustees of the fund may determine, the manager manages the securities of and makes investment decisions for the fund. In addition, the manager provides certain administrative services to the fund under the Management Agreement.

    The manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the fund's trustees or by a vote of a majority of the outstanding voting securities of the fund, and, in either case, by a majority of the trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the fund with general office facilities and supervises the overall administration of the fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund's independent contractors and agents; and arranging for the maintenance of books and records of the fund. Trustees, officers, and investors in the fund are or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the fund.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of a majority of the fund's trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the Management Agreement, the board, including the disinterested trustees, considered the reasonableness of the advisory fee in light of the advisory services to be provided and any potential additional benefits to the manager or its affiliates in connection with providing services to the fund, compared the fees to be charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses expected to be incurred by the manager with respect to the fund. The board also considered the complex nature of the fund's management program. After requesting and reviewing such information as they deemed necessary, the board concluded that the approval of the Management Agreement was in the best interests of the fund and its shareholders. The disinterested trustees were advised by separate independent legal counsel throughout the process.

    The Prospectus for the fund contains a description of the fees payable to the manager for services under the Management Agreement with respect to the fund. The manager may reimburse the fund or waive all or a portion of its management fees.

    Citigroup affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup.

    The fund uses the name "Smith Barney" by agreement with the manager. If the manager, or its assignee, ceases to serve as the manager of the fund, the fund will change its respective name so as to delete the word "Smith Barney."

    The fund has not paid management fees as of the date of this Statement of Additional Information.

    The manager may retain a sub-administrator.

                                  DISTRIBUTION

    Distributor. Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013, serves as the principal underwriter and distributor of the shares of the fund pursuant to a written agreement (the "Distribution Agreement").

    The Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the board of trustees of the trust or by vote of holders of a majority of the fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the trust's board of trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the trustees of the trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

    Class A, Class B and Class L shares of the fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the fund may pay monthly fees at an annual rate not to exceed 0.15% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 0.50% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class L shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A shares also provide that the distributor and service agents may receive the sales charge paid by Class A investors as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B shares provide that the distributor and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B investors.

    The Service Plans permit the fund to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund will pay the fees to the distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Service Plans for the fund, the trustees will review the Service Plans and the expenses for the fund and each class within the fund separately.

    Each Service Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund's distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the trust's trustees and a majority of the trust's trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified trustees"). Each Service Plan requires that the trust and the distributor provide to the board of trustees, and the board of trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. A Service Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the trust's qualified trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the trustees and qualified trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributor acts as the agent of the trust in connection with the offering of shares of the fund pursuant to the Distribution Agreement. The Prospectus contains a description of fees payable to the distributor under the Distribution Agreement.

    The fund has not paid distribution fees as of the date of this Statement of Additional Information.

                               PURCHASE OF SHARES

    As described in the Prospectus, the fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of the fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years. In addition, shareholders in a Salomon Smith Barney Retirement Program may have special exchange rights. See "Salomon Smith Barney Retirement Programs" on page 26.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase.

    Class A Shares. Class A shares of the fund have an initial sales charge of 2.00% of the transaction (2.04% of amount invested) of the first $499,999 invested; and no initial sales charge for investments of $500,000 and over. However, if you redeem Class A shares purchased without an initial sales charge within six months of purchase, you will pay a deferred sales charge of 0.50%.


    Class A shares of the fund are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                                             SALES CHARGE AS A % OF
                                                                                                 BROKER/DEALER
                                                                                                   COMMISSION
                                          OFFERING                     NET AMOUNT                  AS A % OF
AMOUNT OF PURCHASE                        PRICE (%)                   INVESTED (%)             OFFERING PRICE (%)
------------------                        ---------                   ------------             ------------------
Less than $500,000                          2.00                          2.04                        1.80
$500,000 or more                             -0-                          -0-                      up to 0.50*

* The distributor may pay up to 0.50% to Service Agents.

    Members of a selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    Class B Shares. Class B shares are available only in exchange from another fund. Class B shares are not subject to an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Class L Shares. Class L shares of the fund are sold without an initial sales charge and are not subject to a deferred sales charge.

    Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

GENERAL

    Investors may purchase shares from a service agent. In addition, certain investors purchasing through certain service agents or through 401(k) plans or other qualified retirement plans, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify which class is being purchased. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services, Inc. (the "sub-transfer agent") are not subject to a maintenance fee except for retirement accounts.

    Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are only issued upon a written request by the shareholder of record to the sub-transfer agent.

    Purchase orders received by the fund or a service agent prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a dealer representative prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a service agent purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the fund's distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the fund's distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the fund's distributor or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the "NASD").

    Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the fund or your service agent.

SALES CHARGE WAIVERS AND REDUCTIONS

    Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;
(b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with the distributor concerning the fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans offered through the Salomon Smith Barney Inc. ExecChoice(TM) program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge

    Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the breakpoint in the sales charge schedule. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the fund or the investor's service agent.

    Letter of Intent -- Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to take advantage of the breakpoint in the sales charge schedule by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a service agent or Citicorp Trust Bank (the "transfer agent") to obtain a Letter of Intent application.

    Letter of Intent -- Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares. Please contact a service agent or the transfer agent for further information.

DEFERRED SALES CHARGE PROVISIONS

    "Deferred Sales Charge Shares" are Class B shares. A deferred sales charge may be imposed on certain redemptions of these shares.

    Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; or (c) shares redeemed six years or later after their purchase.

    In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

                                                              DEFERRED
YEAR SINCE PURCHASE WAS MADE                                SALES CHARGE
----------------------------                                ------------
First                                                          5.00%
Second                                                         4.00
Third                                                          3.00
Fourth                                                         2.00
Fifth                                                          1.00
Sixth and therafter                                            0.00

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    Class B shares of the fund, which may be acquired only upon an exchange with another fund in the Smith Barney Group of funds, are subject upon redemption to the highest deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made. A deferred sales charge payable to Salomon Smith Barney is imposed on any redemption of Class B shares that causes the value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the Class B shares (or any predecessor of those shares) that were exchanged for Class B shares of the fund ("purchase payments") during the preceding five years. No charge is imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (a) the current net asset value of Class B shares purchased through reinvestment of dividends or capital gains distributions, plus (b) the current net asset value of Class B shares acquired in an exchange that were originally purchased more than five years prior to the redemption, plus (c) increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding five years.

    In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to the fund's distributor.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 5931/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SMITH BARNEY FUNDS RETIREMENT PROGRAM

    The fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

    There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

    Class A Shares. Class A shares may be purchased by plans initially investing at least $3 million.

    Class L Shares. Class L shares may be purchased by plans initially investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

    For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

VOLUME DISCOUNTS

    The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a service agent.

DETERMINATION OF PUBLIC OFFERING PRICE

    The fund offers its shares to the public on a continuous basis. The public offering price for a Class A shares is equal to net asset value at the time of purchase plus an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B, Class L and Class Y shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class B shares.

                              REDEMPTION OF SHARES

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

    Any signature appearing on a written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form. Redemption proceeds will be mailed to the shareholder's address of record.

    If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instructions and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

    Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Short Duration Municipal Income Fund
    (Specify class of shares)
    c/o PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island 02940-9699.

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a share certificates, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) the sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

DISTRIBUTIONS IN KIND

    The fund may pay redemption proceeds by a distribution in kind of fund securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

AUTOMATIC CASH WITHDRAWAL PLAN

    An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

    For additional information, shareholders should contact a service agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                               VALUATION OF SHARES

    The Prospectus states that the net asset value of the fund's Classes of shares will be determined on any date that the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The net asset value per share for the fund is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

    Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

    In determining the market value of portfolio investments, the fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The officers of the fund under the general supervision and responsibility of the board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.

    If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the board. In addition, the board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

    When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may contribute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the board of trustees determines that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the fund's board.

                               EXCHANGE PRIVILEGE

    Except as noted below, shareholders of certain Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence, and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The deferred sales charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a deferred sales charge, except as noted below. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced. You may be required to pay up to a 1% deferred sales charge in the event that, at some future date, you redeem Class A or Class L shares of other Smith Barney funds that have been acquired as a result of an exchange from shares of this fund. This charge could apply if you did not pay initial or deferred sales charges when you first purchased your shares, and redemption occurs within one year of the exchange. This one year period may be shortened to as little as six months, depending on how long you held Class A shares in the Smith Barney Short Duration Municipal Income Fund. Contact your Service Agent for more information.


    Additional Information Regarding the Exchange Privilege. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the Prospectus.

    During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the funds' next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

    Additional Information Regarding Telephone Redemption and Exchange Program. Neither the Trust nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Trust and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

    The exchange privilege enables shareholders to acquire shares of the same class in the fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the portfolio being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

                                PERFORMANCE DATA

    From time to time, the fund may quote total return of a class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

    The fund computes the average annual total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents the hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account.

    In addition to the fee waivers and expense subsidies described in the Prospectus, the manager may further waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimbursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

AVERAGE ANNUAL TOTAL RETURN

    "Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)\n/ = ERV

Where: P=    a hypothetical initial payment of $1,000.
       T=    average annual total return.
       n=    number of years.
       ERV=  Ending Redeemable Value of a hypothetical $1,000
             investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

AFTER-TAX RETURN

    From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

P(1+T)\n/ = ATVD

Where: P=    a hypothetical initial payment of $1,000.
       T=    average annual total return (after taxes on distributions).
       n=    number of years.
       ATVD= ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

P(1+T)\n/ = ERV

Where: P=    a hypothetical initial payment of $1,000.
       T=    average annual total return (after taxes on distributions).
       n=    number of years.
       ATVD= ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

YIELD AND EQUIVALENT TAXABLE YIELD

    A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC.

    The formula can be expressed as follows:

    YIELD =2 [(a - b +1)(6)-1]
               -----
                cd

Where: a=    dividends and interest earned during the period.
       b=    expenses accrued for the period (net of reimbursement)
       c=    the average daily number of shares outstanding during the period that were entitled to receive dividends
       d=    the maximum offering price per share on the last day of the period.

    For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

    Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's investments, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

    Performance information may be useful in evaluating the fund and for providing a basis for comparison with other financial alternatives. Since the performance of each fund changes in response to fluctuations in market conditions, interest rates and fund expenses, no performance quotation should be considered a representation as to the fund's performance for any future period.

    The fund is newly organized and does not have performance information as of the dates of this Statement of Additional Information.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The trust's Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the trust generally will vote together on all matters except when the trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The trust may involuntarily redeem shareholder's shares at any time for any reason the trustees of the trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of the fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the fund.

    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to the fund, and ownership of fund shares may be disclosed by the fund if so required by law or regulation.

    Each shareholder of the fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a trustee. Shareholders in the trust do not have cumulative voting rights. The trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the trust will hold special meetings of the fund's shareholders when in the judgment of the trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Except in limited circumstances, the trustees may, without any shareholder vote, amend or otherwise supplement the trust's Declaration of Trust.

    The trust's Declaration of Trust provides that, at any meeting of shareholders of the trust or of any series of the trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The trust, or any series or class of the trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the trust (or of the affected series or class) voting as a single class. The trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The trust may be terminated at any time by a vote of a majority of the voting power of the trust or by the trustees by written notice to the shareholders. Any series of the trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the trustees by written notice to the shareholders of that series or class. If not so terminated, the trust will continue indefinitely.

    The trust is an entity of the type commonly known as a "Massachusetts business trust." under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust of the trust also provides that the trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the trust, its shareholders, trustees, trustees emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    The trust's Declaration of Trust further provides that obligations of the trust are not binding upon the trustees individually but only upon the property of the trust and that the trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

    The trust's Declaration of Trust provides that by becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                                      TAXES

    The following is a summary of certain material tax considerations affecting the fund and its shareholders. Please refer to the Prospectus for further discussion. In addition to the considerations described below and in the Prospectus, there may be other federal, state, local or foreign tax implications to consider. Because taxes are a complex matter, shareholders and prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.

TAXATION OF THE FUND

    FEDERAL TAXES. The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. The portion of the fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the fund as an "exempt interest dividend" under the Code and will generally be exempt from federal income tax in the hands of the shareholders so long as 50% of the total value of the fund's assets consist of tax-exempt securities at the close of each quarter of the fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Exempt interest dividends are also taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

    The fund may also recognize some net investment income that is not tax exempt, as well as capital gains and losses as a result of the disposition of securities and from certain options and future transactions. Shareholders of the fund will generally have to pay federal income taxes and any state or local taxes on the non-exempt interest dividends and capital gain distributions they receive from the fund; however, the fund does not expect that the non-tax exempt portion of its net investment income, if any, will be substantial. Dividends, whether received in cash or additional shares, are subject to taxation in accordance with newly enacted tax laws as more fully described in the Prospectus. Any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Because the fund expects to earn primarily tax-exempt interest income, it is expected that no fund dividends will qualify for the dividends received deduction for corporations. Distributions from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any taxable distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DENIAL OF DEDUCTION FOR INTEREST PAID. Interest on indebtedness incurred by shareholders to purchase or carry shares of the fund will not be deductible for federal income tax purposes.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends, redemption proceeds and certain other payments made to persons who are neither citizens nor residents of the United States. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations. Backup withholding will not be applied to payments that have been subject to the withholding tax on shareholders who are neither citizens nor residents of the United States.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge that would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investment by the fund in zero coupon bonds, deferred interest bonds, and certain securities purchased at a market discount will cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

    OPTIONS, ETC. The fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

                             ADDITIONAL INFORMATION

    The trust sends to its fund's shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the funds at the end of the reporting period. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their service agent or the transfer agent.

    State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the fund. Under the custodian agreement with the fund, the custodian is authorized to establish separate accounts for foreign securities owned by the fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the fund, the custodian receives monthly fees based upon the month-end aggregate net asset value of the fund, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic subcustodians. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

    Citicorp Trust Bank, located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as the fund's sub-transfer agent. Under the transfer agency agreement, PFPC maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, PFPC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

    Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as counsel for the fund.

    KPMG LLP are the independent accountants for the trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of KPMG LLP is 757 Third Avenue, New York, New York 10017.

    The manager trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager or its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the fund.

    The management fees that the fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager's other clients. Investment decisions for the fund and other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    The fund may from time to time place brokerage transactions with the fund's distributor, Salomon Smith Barney, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

                              FINANCIAL STATEMENTS

    The fund is newly-offered and has not issued financial statements as of the date of this Statement of Additional Information.

                                                                    APPENDIX A

Ratings of Municipal Securities

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"):

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS GROUP

AAA - An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA - An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A - An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated "BBB" has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

    Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    N.R. - An issuer designated N.R. is not rated.

FITCH RATINGS

AAA - Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.